VANGAURD(R) VARIABLE INSURANCE FUND
MONEY MARKET AND BOND PORTFOLIOS

Semiannual Report - March 31, 2001

Included within this report:
Money Market Portfolio
Short-Term Corporate Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio

[THE VANGUARD GROUP(R) LOGO]

SOME LESSONS FROM THE MARKETS
Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:
- THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.
- DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.
- PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY
- Vanguard Variable Insurance Fund's money market and bond portfolios all earned six-month returns that topped those of their average peers.
- Interest rates fell sharply during the period, and bond prices generally rose.
- Despite a strong rally in early 2001, the prices of high-yield bonds fell during the half-year, almost negating their income returns.

CONTENTS
1  Letter from the Chairman
6  Reports from the Advisers
11 Portfolio Profiles
15 Glossary of Investment Terms
16 Performance Summaries
18 Financial Statements

LETTER
  from the Chairman

Dear Planholder,

During the six months ended March 31, 2001, interest rates fell and prices for investment-grade bonds generally rose. The money market and bond portfolios of vanguard variable insurance fund posted returns that outpaced those of their average mutual fund peers. Total returns (capital change plus reinvested dividends) for our four portfolios ranged from 7.3% for our High-Grade Bond Portfolio to 0.8% for our High Yield Bond Portfolio.
     The table at right presents the six-month returns for each portfolio, the average mutual fund in its category, and each portfolio's unmanaged benchmark index.

TOTAL RETURNS                                SIX MONTHS ENDED
                                               MARCH 31, 2001
-------------------------------------------------------------
MONEY MARKET PORTFOLIO                                   3.1%
   (SEC 7-Day Annualized Yield: 5.37%)
Average Money Market Fund*                               2.7
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                              3.0
-------------------------------------------------------------
SHORT-TERM CORPORATE PORTFOLIO                           5.7%
Average 1-5 Year Investment-Grade Fund*                  5.4
Lehman 1-5 Year U.S. Credit Index                        6.3
-------------------------------------------------------------
HIGH-GRADE BOND PORTFOLIO                                7.3%
Average Intermediate U.S. Government Fund*               6.9
Lehman Aggregate Bond Index                              7.4
-------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                                0.8%
Average High Current Yield Fund*                       - 2.4
Lehman High Yield Index                                  0.8
-------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     We believe that any semiannual review of bond portfolio returns should also include a look at a full year's interest income. That's because six-month returns for bond portfolios account for only half of the year's interest income, while prices fully and immediately reflect movements in interest rates--rising when rates fall and falling when rates rise. Over long periods, however, the price effects of fluctuating interest rates tend to be offsetting, so interest income accounts for virtually all of the total return on a bond portfolio. The table below presents each portfolio's return for the 12 months ended March 31, divided into its income and capital components.

                                        COMPONENTS OF TOTAL RETURNS
                                     12 MONTHS ENDED MARCH 31, 2001

                               INCOME       CAPITAL           TOTAL
PORTFOLIO                      RETURN        RETURN          RETURN
-------------------------------------------------------------------
Money Market                    6.48%         0.00%           6.48%
Short-Term Corporate            7.27          2.69            9.96
High-Grade Bond                 7.13          5.08           12.21
High Yield Bond                 9.38         -5.25            4.13
-------------------------------------------------------------------

     The  Performance   Summaries  on  pages  16-17   detail  the   year-to-year
performances
of the portfolios relative to their benchmarks. The table that follows this letter provides information on each portfolio's per-share net asset value, dividend distributions, and yield. We remind you that the returns for the portfolios in Vanguard Variable Insurance Fund are higher than those for the portfolios in the Vanguard Variable Annuity Plan, which take into account the plan's administrative and insurance expenses.
--------------------------------------------------------------------------------
                                                                MARKET BAROMETER
                                                           TOTAL RETURNS PERIODS
                                                            ENDED MARCH 31, 2001

                                                   SIX          ONE         FIVE
                                                MONTHS         YEAR       YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       7.4%        12.5%         7.5%
Lehman 10 Year Municipal Bond Index               6.4         10.8          6.6
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                       3.0          6.0          5.3
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -18.8%       -21.7%        14.2%
Russell 2000 Index (Small-caps)                 -13.0        -15.3          7.8
Wilshire 5000 Index (Entire market)             -21.4        -24.8         12.4
MSCI EAFE Index (International)                 -15.9        -25.7          3.7
================================================================================
CPI
Consumer Price Index                              1.4%         2.9%         2.5%
--------------------------------------------------------------------------------
* Annualized.

FINANCIAL MARKETS IN REVIEW
During the past six months, bonds posted strong returns and provided a haven from the stock market, which continued to plunge amid signs of decelerating economic growth and lower corporate earnings. Though some economic indicators remain strong--unemployment is low, and housing sales have been robust--overall growth has slowed from the torrid pace of the past few years. In the first quarter of 2001, real growth in gross domestic product checked in at an annualized rate of 2.0%--a fraction of the pace recorded a year earlier. Amid the market's troubles, consumer confidence, though still at high historical levels, also slipped. The Federal Reserve Board responded to signs of economic weakness by reducing short-term interest rates three times, for a total of 150 basis points (1.5 percentage points). Stocks rallied after the first cut--a surprise move announced in early January, between the Fed's regularly scheduled meetings--but then lurched downward. Hardest hit were technology-related stocks. During the six months, the tech-heavy Nasdaq Composite Index returned about -49%. (By March 31, the index was -64% off its peak in March 2000.) The tech-stock collapse brought broad stock market indexes into a bear market--generally defined as a decline of -20% or worse over at least a two-month period. The Wilshire 5000 Total Market Index, a proxy for the overall U.S. stock market, returned -21.4% for the six months.
     Stock market volatility and the Fed's interest rate moves drove up demand and prices for bonds. Bond yields, which move in the opposite direction from prices, fell during the six months. The yield of the 30-year U.S. Treasury bond declined 45 basis points (0.45 percentage point), to 5.44%; the 10-year Treasury note by 88 basis points, to 4.92%; and the 3-year Treasury by 157 basis points, to 4.38%. The yield of the 3-month U.S. Treasury bill fell even further, declining 192 basis points to 4.29%. The yield curve reverted to normal: That is, the yields of longer-term bonds were higher than those of shorter-term securities. A year ago, the yield curve was "inverted," largely because the federal government's buyback of its long-term debt drove yields of long-term Treasuries below those of short-term Treasuries.
     Investment-grade corporate bonds provided slightly higher returns than U.S. government securities during the period. High-yield "junk" bonds, which, until recently, had been shunned by investors, enjoyed a huge price surge in January, which led the Lehman Brothers High Yield Bond Index to post a modest positive return for the six months. The overall taxable U.S. bond market, as measured by the Lehman Aggregate Bond Index, returned 7.4% for the period.

--------------------------------------------------------------------------------
Falling interest rates and stock market volatility drove up demand for bonds.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW
The MONEY MARKET PORTFOLIO's six-month return of 3.1% easily outpaced its average peer mutual fund, its benchmark index, and the inflation rate (as measured by the Consumer Price Index). As expected, the portfolio's annualized yield followed prevailing short-term interest rates downward--though with a bit of a lag--falling by 114 basis points (1.14 percentage points) to 5.37% as of March 31. The share price remained at $1, as is expected but not guaranteed. Our superior return relative to our average peer resulted primarily from our lower costs. Our cost advantage is crucial, because money market funds invest in very similar securities. Our portfolio's expense ratio (annual expenses as a percentage of average net assets) of 0.18%--or $1.80 per $1,000 invested-- is about one-fifth that of the average peer.
     Our cost advantage also helped our other three portfolios to outperform their average peers. Two, however, slightly lagged their unmanaged indexes, which is not surprising, given that indexes do not incur the real-world costs that any portfolio must bear. Our SHORT-TERM CORPORATE PORTFOLIO's 5.7% return was ahead of the 5.4% return of its average peer, but a bit behind the 6.3% return of its index.

--------------------------------------------------------------------------------
Our cost advantage helped our portfolios outperform their average peers.
--------------------------------------------------------------------------------

     Our High-Grade Bond Portfolio's 7.3% return was 40 basis points (0.40 percentage point) better than that of the average peer fund and a mere 10 basis points off that of its target index. Its mix of investment-grade corporate, U.S. government, and mortgage-backed securities with an average maturity in the intermediate range helped it to enjoy the highest return of all our bond portfolios for the period.
     Our HIGH YIELD BOND PORTFOLIO's 0.8% return was 3.2 percentage points better than that of its average peer and matched the return of its benchmark index. Unlike peer funds, our portfolio held virtually no securities with a credit rating below B. This was an advantage during a period when securities with the lowest ratings, as well as unrated bonds, were the poorest performers. Though our portfolio's share price dropped, interest income more than compensated for the price decline.

IN SUMMARY
Bond and money market portfolios generally provided quite good returns during the past six months. These returns look even more attractive when compared with the sharply negative returns of the stock market. Because the short-term direction of financial markets is impossible to predict with precision, we recommend that investors maintain a portfolio with a mix of stocks, bonds, and short-term investments in a ratio that is appropriate for their goals, financial situation, time horizon, and risk tolerance. Once you have such a balanced program, the prudent choice is to stay the course. Thank you for entrusting your hard-earned dollars to us.

Sincerely,

/S/JOHN J. BRENNAN
[Photo of John J. Brennan]

JOHN J. BRENNAN
Chairman and
Chief Executive Officer

April 12, 2001

--------------------------------------------------------------------------------------------------------
PORTFOLIO STATISTICS

                                  Net Asset Value                Six Months Ended
                                    Per Share                     March 31, 2001
                            ---------------------------        ---------------------         SEC Current
                            Sep. 30,         March 31,            Income     Capital          Annualized
Portfolio                       2000              2001         Dividends       Gains              Yield*
--------------------------------------------------------------------------------------------------------
Money Market                  $ 1.00            $ 1.00            $0.031          --               5.37%
Short-Term Corporate            9.72              9.93             0.331          --               5.89
High-Grade Bond                10.36             10.76             0.343          --               6.09
High Yield Bond                 9.02              8.67             0.414          --               9.89
--------------------------------------------------------------------------------------------------------
*7-day  yield  for the  Money  Market  Portfolio;  30-day  yield  for the  other portfolios.
--------------------------------------------------------------------------------------------------------

REPORT
   from the Adviser                                  Vanguard Fixed Income Group

THE INVESTMENT ENVIRONMENT
During the six months ended March 31, 2001, a confluence of several favorable factors resulted in excellent returns for bonds across all maturities:
     - The large government budget surplus allowed the U.S. Treasury to reduce its debt by shrinking the sizes of its auctions, eliminating new issues of some securities, and repurchasing long-term bonds.
     -    Inflation  remained  relatively  well-behaved  throughout  the period.
          (Inflation is the number one enemy of bond investors because it diminishes the purchasing power of the income they receive.)
     - After the economy faltered late in 2000--fourth-quarter inflation-adjusted gross domestic product rose at an annual rate of only 1.0%--the Federal Reserve Board aggressively eased monetary policy. The Fed cut its target for short-term interest rates by 1 percentage point in January 2001 and by an additional 0.50 percentage point on March 20. Low inflation gave the Fed the flexibility to take such an aggressive approach.
     - The significant decline in the equity markets caused a flight to bonds by some investors, which drove bond prices higher.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

Money Market Portfolio
The adviser believes a portfolio can provide the highest level of current income consistent with capital preservation and liquidity by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, and the U.S. government.

Short-Term Corporate Portfolio
The adviser believes a portfolio can provide relatively high levels of current income with only modest share- price fluctuation by holding high-quality corporate bonds with short- and intermediate-term maturities.

High-Grade Bond Portfolio
The adviser believes a portfolio can provide sustainable, high levels of current income by holding an extremely well-diversified group of U.S. government, corporate, and mortgage-backed bonds that parallels the performance of the Lehman Brothers Aggregate Bond Index.
--------------------------------------------------------------------------------

BOND MARKET SEGMENTS
As the economy slowed during the half-year, investors focused on the likelihood that the Fed would begin easing monetary policy. As noted above, the Fed did exactly that in January and again in March. Short-term rates led the charge lower, and the yield curve--a representation of the yields available on bonds of various maturities--steepened. (Bonds with maturities of up to 5 years react to expectations of monetary policy changes more quickly than longer-term bonds.) It's interesting to note that just six months earlier, yields of 2-year securities were higher than those of 30-year bonds--resulting in what is known as an "inversion" of the yield curve.
     During the six months, the yield of both the 3-month U.S. Treasury bill and the 2-year Treasury note fell nearly 2 percentage points. As of March 31, the T-bill's yield stood at 4.29%, down from 6.21% six months earlier, and the 2-year note's yield was 4.18%, down from 5.97%. The yield of the benchmark 10-year U.S. Treasury note declined to 4.92% from 5.80%.
     In the corporate market, concerns about the economy, as well as the fear of credit problems among some companies, pushed prices down and yields up during the first several months of the period. However, in early 2001, corporate bonds rallied as investors seemed to be looking past the economic slowdown and focusing on the value offered by corporate bonds. Demand was strong in the first quarter of calendar-year 2001, and the market easily absorbed a record amount of new issuance. For the six months, corporate bonds slightly outperformed Treasuries.

MONEY MARKET PORTFOLIO
We extended the average maturity of our holdings before the Fed began lowering interest rates, allowing us to lock in at higher rates. (The longer a money fund's average maturity, the longer it will take for its yield to reflect changes in market interest rates.) This move helped our relative performance, as did our focus on high-quality securities, which kept us clear from several riskier issuers whose credit quality declined during the six months.
     In anticipation of further easing by the Fed, we have maintained the fund's longer-than-average maturity.

SHORT-TERM CORPORATE PORTFOLIO
The outperformance of our portfolio versus our peers was due primarily to our selections among certain market sectors (mainly the solidly performing asset-backed sector) and by relatively strong selections of specific securities, which allowed us to avoid some of the year's biggest credit blowups. However, late in 2000, we suffered a bit when we purchased bonds issued by two California electric utilities, both of which had seen their yields rise as the state's power crisis escalated. (Electricity deregulation in the state capped the rate at which the utilities could sell power, but not the prices at which they could buy it. So when wholesale prices spiked, the utilities were forced to absorb huge costs that they weren't permitted to pass on to customers.) As it turns out, our decision to buy these bonds was made too early, when we expected a speedy political resolution. Though both utilities are technically in default, we're cautiously optimistic that a solution is forthcoming.

HIGH-GRADE BOND PORTFOLIO
The High-Grade Bond Portfolio is designed to closely replicate the performance of the Lehman Aggregate Bond Index. For the six- and twelve-month periods ended March 31, 2001, the portfolio returned 7.3% and 12.2%, respectively, compared with the index returns of 7.4% and 12.5%. Adjusted for expenses and transaction costs (neither of which affects the theoretical index), the portfolio outperformed the index by 0.1 percentage point during the six months and by 0.3 percentage point during the twelve months.

-----------------------------------------------------------
TOTAL RETURNS                                 Periods Ended
                                             March 31, 2001

                                      6 Months    12 Months
-----------------------------------------------------------
Lehman Aggregate Bond Index               7.4%        12.5%
  Government Sector                       7.6         12.3
  Corporate Sector                        7.8         12.5
  Mortgage-Backed
    Securities Sector                     6.7         12.6
-----------------------------------------------------------

     Despite the economic turmoil and the decline in interest rates during the period, the returns of the major bond sectors have been nearly identical. The higher yield from the corporate sector largely offset the credit-risk-driven widening of the yield spread. Over the past six months, mortgage-backed securities underperformed other government and corporate bonds, primarily because an increase in mortgage refinancing shortened the duration of mortgage securities.
     The table above shows how various sectors of the Lehman Aggregate Bond Index performed during the six- and twelve-month periods ended March 31, 2001.
     As of March 31, 2001, the portfolio's holdings were 25% U.S. government bonds, 37% corporate bonds, 2% foreign government bonds (denominated in U.S. dollars), and 36% government mortgage-backed securities.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
David R. Glocke, Principal
Kenneth E. Volpert, Principal

April 17, 2001

REPORT
 from  the  Adviser                           WELLINGTON MANAGEMENT COMPANY, LLP

THE HIGH YIELD BOND PORTFOLIO posted a total return of 0.8% during the six months ended March 31, 2001. This result surpassed the -2.4% return of the average competing mutual fund and precisely matched the return of the Lehman High Yield Index.

--------------------------------------------------------------------------------
Investment Philosophy
The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
The high-yield bond market struggled during the last quarter of calendar 2000, rallied handsomely in January and February, then sagged again in March. The market is still suffering from the aftermath of six interest rate increases engineered by the Federal Reserve Board in 1999 and early 2000 and from the issuance of very speculative debt during the 1996-1998 period.
     While the Fed has been aggressively trying to increase liquidity by cutting rates, the banking system apparently is tightening credit. The curtailing of lending has contributed to numerous downgrades of credit ratings and to an increase in the number of corporations defaulting on their debt obligations. The exorbitant cost of capital--and, in some cases, its unavailability--in the high-yield market has particularly affected the telecommunications sector. Telecom companies that sprang up in the wake of federal deregulatory legislation in 1996 need continual sources of fresh capital to keep their business plans functioning. Since the supply began drying up in 2000, some companies that require large amounts of capital have been unable to survive.
     Although interest rates on intermediate-term risk-free bonds--such as Treasuries--have fallen in the past six months, rates in the high-yield market have reflected the changing fundamentals of individual companies and their credit status. For conditions in the high-yield bond market to improve, the Fed must continue to lower short-term rates, the banking system must relax credit, and the stock market has to stabilize.

THE PORTFOLIO'S SUCCESSES
Your portfolio focuses on the "upper tier" of the lower-quality, high-yield credit spectrum, emphasizing companies with more consistent or stable businesses and greater predictability in their cash flows. This strategy has helped the fund in the generally poor market environment that has existed since the summer of 1998.

     During the first six months of fiscal 2001, avoidance of credit troubles once again proved more essential to performance than uncovering "winners." Credit agencies issued frequent downgrades of quality ratings, and the issues that were downgraded were treated harshly in the market. Our reluctance to invest in zero-coupon bonds and preferred stocks of high-yield companies helped our performance relative to competitors over the past six months.

THE PORTFOLIO'S SHORTFALLS
Our holdings in the debt of steel and auto companies hurt the portfolio again. We underestimated how far the price of steel would decline, and our credit selection in autos was also off the mark. Although the portfolio has not yet experienced any defaults attributed to asbestos litigation, we have seen severe declines in the market value of some holdings from asbestos-related businesses. We clearly underestimated the severity of this litigation and the willingness of companies to protect themselves from further asbestos claims by declaring bankruptcy.

THE PORTFOLIO'S POSITION
The portfolio's makeup is consistent with its investment objective and strategy. The upper-tier bias we described above means that issuers must clear a higher hurdle in terms of creditworthiness before we'll purchase their debt. We are avoiding the smaller start-up companies that perhaps should be funded in the private or public equity markets, where investors do not demand coupon payments every six months. The portfolio's holdings continue to be focused on cash-paying issues, almost all of which carry credit ratings of B or better.
     The portfolio is diversified both by issuer and by industry to decrease risk. We prefer bonds of issuers that have recurring revenue from repeat customers, such as cable and utility companies. We do not buy preferred stocks, nor do we purchase securities from emerging-markets nations. We believe this strategy will serve shareholders well in varying economic environments, although it cannot insulate them from ordinary market volatility or from the risks of a broad-based slump in the economy. However, the generous yields now available in the high-yield market already reflect a significant degree of worry about the U.S. economy and recent increases in bond default rates. We continue to focus on fundamental, security-by-security research and on maintaining a broadly diversified portfolio so that, as long-term investors, we can take advantage of these market concerns.

Earl E. McEvoy, Senior Vice President and Portfolio Manager

April 12, 2001

PORTFOLIO PROFILE                                           As of March 31, 2001
   for Money Market Portfolio

This Profile provides a snapshot of the portfolio's characteristics. Key terms are defined on page 15.

-----------------------------------------------
FINANCIAL ATTRIBUTES

Yield                                      5.4%
Average Maturity                        65 days
Average Quality                             Aa1
Expense Ratio                            0.18%*
-----------------------------------------------


-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
(% of portfolio)

Treasury/Agency                           34.7%
Aaa                                       17.7
Aa                                        43.8
A                                          3.8
Baa                                        0.0
Ba                                         0.0
B                                          0.0
Not Rated                                  0.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------


-----------------------------------------------
DISTRIBUTION BY ISSUER
(% of portfolio)

Certificates of Deposit                   33.8%
Commercial Paper                          27.5
Treasury/Agency                           34.7
Other                                      4.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------
*Annualized.

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.

PORTFOLIO PROFILE                                           As of March 31, 2001
   for Short-Term Corporate Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on page 15.


--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                          LEHMAN
                                      PORTFOLIO        BEST FIT*          INDEX*
--------------------------------------------------------------------------------
Number of Issues                            243            1,453           6,120
Yield                                      5.9%             5.9%            6.0%
Yield to Maturity                          6.6%             5.9%            6.0%
Average Coupon                             6.8%             6.9%            6.9%
Average Maturity                      2.5 years        3.2 years       8.3 years
Average Quality                             Aa3               A1             Aaa
Average Duration                      2.1 years        2.8 years       4.6 years
Expense Ratio                            0.21%+               --              --
Cash Investments                           6.1%               --              --
--------------------------------------------------------------------------------


-----------------------------------------------
DISTRIBUTION BY
CREDIT QUALITY
(% of portfolio)

Treasury/Agency                            8.5%
Aaa                                       19.3
Aa                                        10.2
A                                         37.5
Baa                                       23.0
Ba                                         0.0
B                                          0.0
Not Rated                                  1.5
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------


-----------------------------------------------
DISTRIBUTION BY MATURITY
(% of portfolio)
-----------------------------------------------
Under 1 Year                              21.1%
1-3 Years                                 42.5
3-5 Years                                 27.5
Over 5 Years                               8.9
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------


------------------------------------------------
INVESTMENT FOCUS
------------------------------------------------
CREDIT QUALITY        Investment-Grade Corporate
AVERAGE MATURITY      Short
------------------------------------------------


-----------------------------------------------
DISTRIBUTION BY ISSUER
(% of portfolio)
-----------------------------------------------
Asset-Backed                              16.7%
Commercial Mortgage-Backed                 0.0
Finance                                   24.8
Foreign                                    1.3
Government Mortgage-Backed                 0.0
Industrial                                32.8
Treasury/Agency                            8.5
Utilities                                 15.4
Other                                      0.5
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------
 *Lehman 1-5 Year Credit Index.
**Lehman Aggregate Bond Index.
 +Annualized.

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.

PORTFOLIO PROFILE                                           As of March 31, 2001
   for High-Grade Bond Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with an unmanaged target index. Key terms are defined on page 15.

-----------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                           LEHMAN
                                      PORTFOLIO            INDEX*
-----------------------------------------------------------------
Number of Issues                           400              6,120
Yield                                      6.1%              6.0%
Yield to Maturity                          6.0%              6.0%
Average Coupon                             7.3%              6.9%
Average Maturity                      8.6 years         8.3 years
Average Quality                             Aa1               Aaa
Average Duration                      4.6 years         4.6 years
Expense Ratio                            0.21%+                --
Cash Investments                           1.1%                --
-----------------------------------------------------------------


-----------------------------------------------
DISTRIBUTION BY
CREDIT QUALITY
(% of portfolio)

Treasury/Agency**                         60.7%
Aaa                                        1.7
Aa                                         5.3
A                                         13.8
Baa                                       17.8
Ba                                         0.7
B                                          0.0
Not Rated                                  0.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------


-----------------------------------------------------------------
VOLATILITY MEASURES
                                                           LEHMAN
                                      PORTFOLIO            INDEX*
-----------------------------------------------------------------
R-Squared                                  0.98              1.00
Beta                                       1.00              1.00
-----------------------------------------------------------------


-------------------------------------
INVESTMENT FOCUS
-------------------------------------
CREDIT QUALITY        Treasury/Agency
AVERAGE MATURITY      Medium
-------------------------------------


-----------------------------------------------
DISTRIBUTION BY ISSUER
(% of portfolio)

Asset-Backed                               1.5%
Commercial Mortgage-Backed                 0.0
Finance                                   13.2
Foreign                                    1.9
Government Mortgage-Backed                35.8
Industrial                                18.1
Treasury/Agency                           24.9
Utilities                                  4.6
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------


-----------------------------------------------
DISTRIBUTION BY MATURITY
(% of portfolio)

Under 1 Year                               1.9%
1-5 Years                                 38.7
5-10 Years                                41.4
10-20 Years                                6.6
20-30 Years                               10.2
Over 30 Years                              1.2
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------
 *Lehman Aggregate Bond Index.
**Includes government mortgage-backed bonds.
 +Annualized.

PORTFOLIO PROFILE                                           As of March 31, 2001
  for High Yield Bond Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on page 15.


--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                          LEHMAN
                                      PORTFOLIO         BEST FIT*        INDEX**
--------------------------------------------------------------------------------
Number of Issues                            190            1,124           6,120
Yield                                      9.9%             12.5%           6.0%
Yield to Maturity                         10.2%             12.5%           6.0%
Average Coupon                             9.1%              8.0%           6.9%
Average Maturity                      6.9 years         7.7 years      8.3 years
Average Quality                             Ba3                B1            Aaa
Average Duration                      4.8 years         4.7 years      4.6 years
Expense Ratio                            0.29%+                --             --
Cash Investments                           2.8%                --             --
--------------------------------------------------------------------------------


-----------------------------------------------
DISTRIBUTION BY
CREDIT QUALITY
(% of portfolio)

Treasury/Agency                            0.0%
Aaa                                        0.0
Aa                                         0.0
A                                          0.0
Baa                                       13.2
Ba                                        39.3
B                                         46.9
Caa                                        0.6
Not Rated                                  0.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                          LEHMAN
                        PORTFOLIO         BEST FIT*      PORTFOLIO       INDEX**
--------------------------------------------------------------------------------
R-Squared                    0.91              1.00           0.06          1.00
Beta                         0.81              1.00           0.51          1.00
--------------------------------------------------------------------------------


-----------------------------------------------
INVESTMENT FOCUS
-----------------------------------------------
CREDIT QUALITY           Below Investment-Grade
AVERAGE MATURITY                         Medium
-----------------------------------------------


-----------------------------------------------
DISTRIBUTION BY ISSUER
(% of portfolio)

Asset-Backed                               0.0%
Commercial Mortgage-Backed                 0.0
Finance                                    3.4
Foreign                                    0.0
Government Mortgage-Backed                 0.0
Industrial                                88.2
Treasury/Agency                            0.0
Utilities                                  8.4
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------


-----------------------------------------------
DISTRIBUTION BY MATURITY
(% of portfolio)

Under 1 Year                               0.0%
1-5 Years                                 22.8
5-10 Years                                72.4
10-20 Years                                3.0
20-30 Years                                1.8
Over 30 Years                              0.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------
 *Lehman High Yield Index.
**Lehman Aggregate Bond Index.
 +Annualized.

GLOSSARY
  of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of a benchmark. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" index. Each index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the market in general. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" index. If a portfolio's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the portfolio's returns bore no relationship to an index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES

In the performance summaries below and on the following page/pages, all of the data represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios.
     An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. Note also that income returns can fluctuate considerably.
     For bond portfolios, both share price and income return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


-----------------------------------------------------------------
MONEY MARKET PORTFOLIO
-----------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)           MAY 2, 1991-MARCH 31, 2001
-----------------------------------------------------------------
                                   MONEY MARKET           AVERAGE
                                      PORTFOLIO             FUND*

FISCAL                                    TOTAL             TOTAL
YEAR                                     RETURN            RETURN
-----------------------------------------------------------------
1991                                       2.3%              2.3%
1992                                       4.1               3.8
1993                                       3.1               2.6
1994                                       3.6               3.1
1995                                       5.8               5.3
1996                                       5.5               4.9
1997                                       5.5               4.9
1998                                       5.6               4.9
1999                                       5.1               4.4
2000                                       6.2               5.4
2001**                                     3.1               2.7
-----------------------------------------------------------------
SEC 7-Day Annualized Yield (3/31/2001): 5.37%
-----------------------------------------------------------------
 *Average Money Market Fund; derived from data
  provided by Lipper Inc.
**Six months ended March 31, 2001.
See Financial Highlights table on page 21 for dividend information for the past five years.


-----------------------------------------------------------------
SHORT-TERM CORPORATE PORTFOLIO
-----------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)      FEBRUARY 8, 1999-MARCH 31, 2001
-----------------------------------------------------------------
                   SHORT-TERM CORPORATE PORTFOLIO         LEHMAN*
-----------------------------------------------------------------
FISCAL           CAPITAL        INCOME        TOTAL         TOTAL
YEAR              RETURN        RETURN       RETURN        RETURN
-----------------------------------------------------------------
1999               -2.5%          3.6%         1.1%          0.9%
2000               -0.3           6.8          6.5           6.4
2001**              2.2           3.5          5.7           6.3
-----------------------------------------------------------------
 *Lehman 1-5 Year Credit Index.
**Six months ended March 31, 2001.
See Financial Highlights table on page 22 for dividend information since inception.
-----------------------------------------------------------------

-----------------------------------------------------------------
HIGH-GRADE BOND PORTFOLIO
-----------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)        APRIL 29, 1991-MARCH 31, 2001

                      HIGH-GRADE BOND PORTFOLIO           LEHMAN*
FISCAL YEAR        CAPITAL        INCOME      TOTAL         TOTAL
YEAR                RETURN        RETURN     RETURN        RETURN
-----------------------------------------------------------------
1991                   2.4%          3.1%       5.5%         6.2%
1992                   4.2           7.3       11.5         12.6
1993                   3.3           6.3        9.6         10.0
1994                  -8.9           5.6       -3.3         -3.2
1995                   6.6           7.2       13.8         14.1
1996                  -1.7           6.5        4.8          4.9
1997                   2.7           6.9        9.6          9.7
1998                   4.7           6.7       11.4         11.5
1999                  -6.3           5.8       -0.5         -0.4
2000                   0.2           6.8        7.0          7.0
2001**                 3.9           3.4        7.3          7.4
-----------------------------------------------------------------
 *Lehman Aggregate Bond Index.
**Six months ended March 31, 2001.
See Financial Highlights table on page 22 for dividend and capital gains information for the past five years.
-----------------------------------------------------------------


-----------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO
-----------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)          JUNE 3, 1996-MARCH 31, 2001
-----------------------------------------------------------------
                        High Yield Bond Portfolio         LEHMAN*
FISCAL             CAPITAL        INCOME        TOTAL       TOTAL
YEAR                RETURN        RETURN       RETURN      RETURN
-----------------------------------------------------------------
1996                  1.5%          3.1%         4.6%        3.7%
1997                  4.4           9.7         14.1        14.5
1998                - 4.6           8.5          3.9         1.7
1999                 -5.7           8.4          2.7         2.9
2000                 -5.1           9.1          4.0         1.0
2001**               -3.9           4.7          0.8         0.8
-----------------------------------------------------------------
 *Lehman High Yield Index.
**Six months ended March 31, 2001.
See Financial Highlights table on page 23 for dividend and capital gains information since inception.
-----------------------------------------------------------------

FINANCIAL STATEMENTS
   March 31, 2001 (unaudited)

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Variable Insurance Fund portfolios, are included as an insert to this report.

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a portfolio invested in futures contracts during the period, the results of these investments are shown separately.

---------------------------------------------------------------------------------------------------------------
                                  MONEY MARKET             SHORT-TERM            HIGH-GRADE          HIGH YIELD
                                     PORTFOLIO    CORPORATE PORTFOLIO        BOND PORTFOLIO      BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED MARCH 31, 2001
---------------------------------------------------------------------------------------------------------------
                                          (000)                  (000)                (000)               (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest                               $27,679                 $2,491              $12,521              $6,833
Security Lending                            --                     --                    6                  19
---------------------------------------------------------------------------------------------------------------
  Total Income                         $27,679                  2,491               12,527               6,852
---------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B          52                      4                   21                  42
  The Vanguard Group--Note C
    Management and Administrative          630                     59                  325                 141
    Marketing and Distribution              67                      4                   19                   8
  Custodian Fees                            10                      2                   19                   3
  Auditing Fees                              7                      5                    6                   5
  Shareholders' Reports                      7                      1                    5                   3
  Trustees' Fees and Expenses                1                     --                   --                  --
---------------------------------------------------------------------------------------------------------------
    Total Expenses                         774                     75                  395                 202
    Expenses Paid Indirectly--Note D        --                     --                   (2)                 (1)
---------------------------------------------------------------------------------------------------------------
    Net Expenses                           774                     75                  393                 201
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                   26,905                  2,416               12,134               6,651
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold               (15)                    29                  622              (9,155)
  Futures Contracts                         --                   (202)                  --                  --
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                   (15)                  (173)                 622              (9,155)
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                     --                  1,728               13,440               3,397
  Futures Contracts                         --                    (16)                  --                  --
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                            --                  1,712               13,440               3,397
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS            $26,890                 $3,955              $26,196                $893
===============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For a portfolio that distributes income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


------------------------------------------------------------------------------------------------------------------------
                                                          MONEY MARKET                           SHORT-TERM
                                                           PORTFOLIO                         CORPORATE PORTFOLIO
                                              -----------------------------------     ----------------------------------
                                                 SIX MONTHS                 YEAR         SIX MONTHS                YEAR
                                                      ENDED                ENDED              ENDED               ENDED
                                              MAR. 31, 2001        SEP. 30, 2000      MAR. 31, 2001       SEP. 30, 2000
                                                      (000)                (000)              (000)               (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                            $  26,905            $  47,563           $  2,416             $ 3,107
 Realized Net Gain (Loss)                               (15)                   8               (173)               (259)
 Change in Unrealized Appreciation (Depreciation)        --                   --              1,712                 351
------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
    Resulting from Operations                        26,890               47,571              3,955               3,199
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                             (26,905)             (47,563)            (2,416)             (3,107)
  Realized Capital Gain                                  --                   --                 --                  --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                             (26,905)             (47,563)            (2,416)             (3,107)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                            317,120              827,122             33,683              51,428
  Issued in Lieu of Cash Distributions               26,905               47,563              2,416               3,107
  Redeemed                                         (278,022)            (736,611)           (12,766)            (20,961)
------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                     66,003              138,074             23,333              33,574
------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                          65,988              138,082             24,872              33,666
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                               860,630              722,548             62,585              28,919
------------------------------------------------------------------------------------------------------------------------
  End of Period                                    $926,618             $860,630            $87,457             $62,585
========================================================================================================================

1Shares Issued (Redeemed)
  Issued                                            317,120              827,122              3,429               5,321
  Issued in Lieu of Cash Distributions               26,905               47,563                244                 323
  Redeemed                                         (278,022)            (736,611)            (1,303)             (2,169)
------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding    66,003              138,074              2,370               3,475
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                             HIGH-GRADE                            HIGH YIELD
                                                           BOND PORTFOLIO                        BOND PORTFOLIO
                                                 -------------------------------         -------------------------------
                                                 SIX MONTHS                 YEAR         SIX MONTHS                YEAR
                                                      ENDED                ENDED              ENDED               ENDED
                                              MAR. 31, 2001        SEP. 30, 2000      MAR. 31, 2001       SEP. 30, 2000
                                                      (000)                (000)              (000)               (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $ 12,134             $ 21,588           $  6,651            $ 12,862
  Realized Net Gain (Loss)                              622               (1,960)            (9,155)             (4,122)
  Change in Unrealized Appreciation (Depreciation)   13,440                2,464              3,397              (3,078)
------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      26,196               22,092                893               5,662
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                             (12,134)             (21,588)            (6,651)            (12,862)
  Realized Capital Gain                                  --                   --                 --                  --
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                               (12,134)             (21,588)            (6,651)            (12,862)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                             90,545               80,922             39,324              45,202
  Issued in Lieu of Cash Distributions               12,134               21,588              6,651              12,862
  Redeemed                                          (30,459)            (102,148)           (28,375)            (55,324)
------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
     Capital Share Transactions                      72,220                  362             17,600               2,740
------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                          86,282                  866             11,842              (4,460)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                               337,436              336,570            141,747             146,207
------------------------------------------------------------------------------------------------------------------------
  End of Period                                    $423,718             $337,436           $153,589            $141,747
========================================================================================================================

1Shares Issued (Redeemed)
  Issued                                              8,530                7,917              4,498               4,869
  Issued in Lieu of Cash Distributions                1,137                2,118                765               1,397
  Redeemed                                           (2,871)             (10,018)            (3,262)             (5,947)
------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding     6,796                   17              2,001                 319
========================================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes each portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

---------------------------------------------------------------------------------------------------------------
                                                                                  MONEY MARKET PORTFOLIO
                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                    SIX MONTHS ENDED     -----------------------------------------------
THROUGHOUT EACH PERIOD                       MARCH 31, 2001      2000        1999      1998     1997      1996
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $1.00     $1.00       $1.00     $1.00    $1.00     $1.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONs
  Net Investment Income                                .031      .061        .050      .055     .054      .054
  Net Realized and Unrealized Gain
    (Loss) on Investments                                --        --          --        --       --        --
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                   .031      .061        .050      .055     .054      .054
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.031)    (.061)      (.050)    (.055)   (.054)    (.054)
  Distributions from Realized Capital Gains              --        --          --        --       --        --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                               (.031)    (.061)      (.050)    (.055)   (.054)    (.054)
---------------------------------------------------------------------------------------------------------------
NET ASSTE VALUE, END OF PERIOD                        $1.00     $1.00       $1.00     $1.00    $1.00     $1.00
===============================================================================================================
TOTAL RETURN                                         3.13%     6.21%       5.09%     5.60%    5.48%     5.49%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                 $927      $861        $723      $590     $393      $285
  Ratio of Total Expenses to
    Average Net Assets                               0.18%*     0.17%       0.20%      .20%    0.21%     0.19%
  Ratio of Net Investment Income to
    Average Net Assets                               6.19%*     6.06%       4.98%     5.46%    5.36%     5.36%
===============================================================================================================
* Annualized.

---------------------------------------------------------------------------------------------------------
                                                                          SHORT-TERM CORPORATE PORTFOLIO
                                                     SIX MONTHS ENDED       YEAR ENDED        FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         MARCH 31, 2001    SEP. 30, 2000     SEP. 30, 1999
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIODd                            $9.72            $9.75            $10.00
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .331             .646              .355
  Net Realized and Unrealized Gain (Loss) on Investments         .210            (.030)            (.250)
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             .541             .616              .105
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                           (.331)           (.646)            (.355)
 Distributions from Realized Capital Gains                         --               --                --
---------------------------------------------------------------------------------------------------------
 Total Distributions                                            (.331)           (.646)            (.355)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $9.93            $9.72             $9.75
=========================================================================================================
TOTAL RETURN                                                      5.65%           6.54%             1.08%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                             $87              $63               $29
 Ratio of Total Expenses to Average Net Assets                0.21%**            0.20%           0.27%**
 Ratio of Net Investment Income to Average Net Assets         6.76%**            6.74%           5.74%**
 Portfolio Turnover Rate                                          41%              44%               39%
=========================================================================================================
 *Inception.
**Annualized.

---------------------------------------------------------------------------------------------------------------
                                                                            HIGH-GRADE BOND PORTFOLIO
                                                                             YEAR ENDED SEPTEMBER 30,
FOR A SHREE OUTSTANDING                    SIX MONTHS ENDED     -----------------------------------------------
THROUGHOUT EACH PERIOD                       MARCH 31, 2001      2000        1999      1998     1997      1996
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $10.36    $10.34      $11.07    $10.57   $10.29    $10.47
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .343      .680        .646      .663     .678      .670
  Net Realized and Unrealized Gain
   (Loss) on Investments                               .400      .020       (.700)     .500     .280     (.180)
---------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                       .743      .700       (.054)    1.163     .958      .490
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.343)    (.680)      (.646)    (.663)   (.678)    (.670)
  Distributions from Realized Capital Gains              --        --       (.030)       --       --        --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                               (.343)    (.680)      (.676)    (.663)   (.678)    (.670)
---------------------------------------------------------------------------------------------------------------
NET ASET VALUE, END OF PERIODd                       $10.76    $10.36      $10.34    $11.07   $10.57    $10.29
===============================================================================================================

TOTAL RETURN                                          7.27%     7.05%      -0.49%    11.36%     9.60%     4.80%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                 $424      $337        $337      $322     $188      $139
  Ratio of Total Expenses to Average Net Assets      0.21%*     0.20%       0.23%     0.28%    0.29%     0.25%
  Ratio of Net Investment Income to
    Average Net Assets                               6.51%*     6.63%       6.06%     6.16%    6.51%     6.43%
 Portfolio Turnover Rate                                81%       61%         69%       65%      40%       56%
===============================================================================================================
* Annualized.

---------------------------------------------------------------------------------------------------------------
                                                                            HIGH-GRADE BOND PORTFOLIO
                                                                             YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                    SIX MONTHS ENDED     -----------------------------------------------
THROUGHOUT EACH PERIOD                       MARCH 31, 2001      2000        1999      1998     1997      1996
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $9.02     $9.50      $10.09     10.59   $10.15    $10.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                               .414      .849        .847      .895     .922      .299
   Net Realized and Unrealized Gain
   (Loss) on Investments                              (.350)    (.480)      (.573)    (.485)    .450      .150
---------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                 .064      .369        .274      .410    1.372      .449
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income               (.414)    (.849)      (.847)    (.895)   (.922)    (.299)
   Distributions from Realized Capital Gains             --        --       (.017)    (.015)   (.010)       --
---------------------------------------------------------------------------------------------------------------
      Total Distributions                             (.414)    (.849)      (.864)    (.910)   (.932)    (.299)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $8.67     $9.02       $9.50    $10.09   $10.59    $10.15
===============================================================================================================

TOTAL RETURN                                           0.82%    4.03%       2.68%     3.85%   14.12%     4.56%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                $154      $142        $146      $131      $85       $22
   Ratio of Total Expenses to
     Average Net Assets                             0.29%**     0.26%       0.29%     0.31%    0.31%   0.32%**
   Ratio of Net Investment Income to
     Average Net Assets                             9.52%**     9.12%       8.51%     8.45%    8.88%   9.29%**
   Portfolio Turnover Rate                              20%       23%         31%       38%      30%        8%
===============================================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Variable Insurance Fund Money Market, Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios are registered under the Investment Company Act of 1940 as open-end investment companies. Each portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans or variable life insurance contracts.
     Certain investments of the portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolios consistently follow such policies in preparing their financial statements.
     1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other portfolios:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FUTURES CONTRACTS: The Short-Term Corporate Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of
Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
     3. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. REPURCHASE AGREEMENTS: The Money Market Portfolio may invest in repurchase agreements secured by U.S. government obligations. The other portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities.
     Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     5. DISTRIBUTIONS: Distributions of net investment income to shareholders are declared daily and paid on the first business day of the following month. Effective April 1, 2001, the Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios changed the frequency of income dividends from daily to annual. Annual distributions from net investment income and realized capital gains, if any, are recorded on the ex-dividend date.
     6. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Money Market, Short-Term Corporate, and High-Grade Bond Portfolios on an at-cost basis.
     Wellington Management Company, llp, provides investment advisory services to the High Yield Bond Portfolio. For the six months ended March 31, 2001, the investment advisory fees represented an effective annual rate of 0.06% of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the board of trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2001, the portfolios had contributed capital to Vanguard (included in Other Assets) of:
--------------------------------------------------------------------------------
              CAPITAL CONTRIBUTRED        PERCENTAGE OF            PERCENTAGE OF
                      TO VANGUARD             PORTFOLIO               VANGUARD'S
--------------------------------------------------------------------------------
PORTFOLIO                   (000)            NET ASSETS           CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                $170                  0.02%                    0.17%
Short-Term Corporate          15                  0.02                     0.01
High-Grade Bond               78                  0.02                     0.08
High Yield Bond               30                  0.02                     0.03
--------------------------------------------------------------------------------
The portfolios' trustees and officers are also directors and officers of Vanguard.

D. The portfolios' custodian banks have agreed to reduce their fees when a portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2001, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                                               EXPENSE REDUCTION
                                                                           (000)
                                           -------------------------------------
PORTFOLIO                                                         CUSTODIAN FEES
--------------------------------------------------------------------------------
High-Grade Bond                                                               $2
High Yield Bond                                                                1
--------------------------------------------------------------------------------

E. During the six months ended March 31, 2001, purchases and sales of investment securities other than temporary cash investments were:

----------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT SECURITIES                OTHER INVESTMENT SECURITIES
                                   (000)                                       (000)
                       -----------------------------             -----------------------------
PORTFOLIO               PURCHASES            SALES                PURCHASES              SALES
----------------------------------------------------------------------------------------------
Short-Term Corporate     $  4,442         $    430                  $28,941            $13,516
High-Grade Bond           161,570          106,312                   70,576             44,871
High Yield Bond                --               --                   33,382             13,508
----------------------------------------------------------------------------------------------

     At September 30, 2000, the following portfolios had available realized capital losses to offset future taxable capital gains through the following fiscal year-ends:

--------------------------------------------------------------------------------
                                                    EXPERATION              LOSS
                                           FISCAL YEARS ENDING            AMOUNT
PORTFOLIO                                        SEPTEMBER 30,             (000)
--------------------------------------------------------------------------------
Short-Term Corporate                                 2008-2009            $  274
High-Grade Bond                                      2008-2009             3,252
High Yield Bond                                      2007-2009             9,667
--------------------------------------------------------------------------------

F. At March 31, 2001, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

--------------------------------------------------------------------------------
                                                 (000)
                         -------------------------------------------------------
                                                                  NET UNREALIZED
                         APPRECIATED          DEPRECIATED           APPRECIATION
PORTFOLIO                 SECURITIES           SECURITIES         (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Corporate         $ 1,886            $   (177)               $  1,709
High-Grade Bond               10,900              (2,020)                  8,880
High Yield Bond                2,760             (10,565)                (7,805)
--------------------------------------------------------------------------------

     At March 31, 2001, the aggregate settlement value of open futures contracts expiring in June 2001 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                     (000)
                                  ----------------------------------------------
                                    NUMBER        AGGREGATE
PORTFOLIO/                         OF SHORT      SETTLEMENT       NET UNREALIZED
FUTURES CONTRACTS                 CONTRACTS           VALUE         DEPRECIATION
--------------------------------------------------------------------------------
Short-Term Corporate/
  U.S. Treasury Note                     14          $1,421                $(25)
  5-Year U.S. Treasury Note               9             949                 (13)
  2-Year U.S. Treasury Note               6           1,236                  (8)
--------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at March 31, 2001, and collateral received with respect to such loans were:

--------------------------------------------------------------------------------
                                                               (000)
                                            ------------------------------------
                                            MARKET VALUE                    CASH
                                               OF LOANED              COLLATERAL
PORTFOLIO                                     SECURITESs                RECEIVED
--------------------------------------------------------------------------------
Short-Term Corporate                             $2,125                   $2,181
High Yield Bond                                     445                      475
--------------------------------------------------------------------------------

The portfolios invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan.

THE VANGUARD(R)
Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt  Money Market Funds
 (California,  New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

James O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

Thomas J. Higgins, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGEING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q642 052001

                        VANGUARD VARIABLE INSURANCE FUND
                        MONEY MARKET AND BOND PORTFOLIOS
              Statement of Net Assets - March 31, 2001 (unaudited)

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.

     This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (U.S. government and agency issues, corporate bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date; portfolios that distribute net income to shareholders as a dividend each day usually have no Undistributed Net Investment Income. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
CONTENTS
Money Market Portfolio............. 1    High-Grade Bond Portfolio......... 12
Short-Term Corporate Portfolio..... 5    High Yield Bond Portfolio......... 21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
MONEY MARKET PORTFOLIO                           YIELD*           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (34.9%)
--------------------------------------------------------------------------------------------------
Federal Home Loan Bank                           4.875%      1/22/2002       $12,000    $  11,982
Federal Home Loan Bank                            4.91%      6/13/2001(1)     25,000       24,986
Federal Home Loan Bank                           4.995%      8/15/2001        10,000        9,816
Federal Home Loan Bank                           5.076%       5/1/2001(1)     30,000       29,993
Federal Home Loan Bank                           5.082%      5/25/2001         3,295        3,270
Federal Home Loan Bank                            5.43%      4/12/2001(1)     10,000        9,996
Federal Home Loan Bank                           5.518%      4/19/2001(1)     10,000        9,996
Federal Home Loan Bank                           5.556%      4/18/2001        20,000       19,948
Federal Home Loan Mortgage Corp.                 4.931%      9/13/2001         2,043        1,998
Federal Home Loan Mortgage Corp.                 4.943%      5/31/2001         2,325        2,306
Federal Home Loan Mortgage Corp.           4.964-5.072%      8/16/2001        26,000       25,511
Federal Home Loan Mortgage Corp.                 5.244%      5/10/2001        50,000       49,719
Federal National Mortgage Assn.                  4.532%       3/8/2002         5,000        4,795
Federal National Mortgage Assn.                   4.95%       4/3/2001(1)     20,000       19,995

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
MONEY MARKET PORTFOLIO                           YIELD*           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                  4.983%       4/3/2001(1)    $10,000     $  9,998
Federal National Mortgage Assn.                  4.985%       4/3/2001(1)     10,000        9,999
Federal National Mortgage Assn.                  4.959%      5/24/2001         1,191        1,182
Federal National Mortgage Assn.                  5.224%      5/17/2001         5,000        4,967
Federal National Mortgage Assn.            5.367-5.453%      4/26/2001        73,000       72,729
--------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $323,186)                                                                         323,186
--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (27.6%)
--------------------------------------------------------------------------------------------------
BANK HOLDING COMPANY (2.5%)
Citicorp                                         5.122%       5/3/2001        10,000        9,955
Wells Fargo & Co.                                5.074%       5/3/2001        13,081       13,023
                                                                                        ----------
                                                                                           22,978
                                                                                        ----------
FINANCE (11.0%)
Asset Securitization Cooperative Co.             5.157%      4/26/2001        17,800       17,737
Corporate Asset Funding Corp.                    5.156%      4/24/2001        10,000        9,967
Corporate Receivables Corp.                      5.061%      5/23/2001         3,059        3,037
Delaware Funding                                 5.044%      5/29/2001         3,103        3,078
Delaware Funding                                 5.068%       5/8/2001         8,487        8,443
Delaware Funding                                 5.471%      4/27/2001         1,873        1,866
Enterprise Funding Corp.                         5.237%      4/25/2001         2,100        2,093
General Electric Capital Corp.                   5.464%      4/18/2001         1,684        1,680
General Electric Capital Corp.                   6.648%      4/13/2001        20,000       19,957
Intrepid Funding                                 5.342%      5/11/2001         9,100        9,047
Newcastle Certificates                           5.503%       4/2/2001         7,467        7,466
Park Avenue Receivable Corp.                     5.264%      4/20/2001         7,577        7,556
Wells Fargo Financial, Inc.                      5.319%      5/16/2001        10,084       10,018
                                                                                        ----------
                                                                                          101,945
                                                                                        ----------
INDUSTRIAL (4.6%)
Diageo Capital PLC                               5.345%      4/25/2001           500          498
Diageo Capital PLC                               5.464%      4/30/2001         2,000        1,991
Emerson Electric Co.                              5.24%       4/6/2001(1)     15,000       15,000
Equilon Enterprises LLC                          5.103%       5/4/2001         5,000        4,977
Nestle Capital Corp.                             6.611%       6/1/2001           105          104
Wal-Mart Stores, Inc.                            5.094%      5/30/2001(1)     20,000       19,994
                                                                                        ----------
                                                                                           42,564
                                                                                        ----------
INSURANCE (0.3%)
Aegon Funding Corp.                              5.139%      4/23/2001         2,552        2,544
                                                                                        ----------
FOREIGN BANKS (6.2%)
CBA (Delaware) Finance Inc.                      4.659%       8/9/2001         1,600        1,574
CBA (Delaware) Finance Inc.                      5.306%      4/27/2001        26,000       25,901
Halifax PLC                                      4.635%      8/20/2001         1,300        1,277
Halifax PLC                                      4.958%       8/8/2001         1,300        1,277
Lloyds Bank                                      5.395%      4/25/2001           178          177
Societe Generale N.A.                            6.626%       4/5/2001         2,270        2,268
Toronto Dominion Holdings                        5.008%       6/1/2001         3,400        3,371
UBS Finance (Delaware), Inc.                     4.544%       9/5/2001         3,400        3,334
UBS Finance (Delaware), Inc.                     4.580%       8/8/2001         2,300        2,263
UBS Finance (Delaware), Inc.                     4.589%       8/7/2001           800          787
UBS Finance (Delaware), Inc.                     4.647%      8/15/2001         1,300        1,278
UBS Finance (Delaware), Inc.                     4.972%      6/13/2001         1,900        1,881

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
                                                 YIELD*           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
UBS Finance (Delaware), Inc.                     4.977%       6/5/2001       $ 8,000    $   7,929
UBS Finance (Delaware), Inc.               4.586-4.628%       8/2/2001         3,045        2,998
Westpac Capital Corp.                            5.193%      6/29/2001         1,000          987
                                                                                        ----------
                                                                                           57,302
                                                                                        ----------
FOREIGN GOVERNMENT (3.0%)
KFW International Finance Inc.                   5.124%      4/23/2001         2,300        2,293
KFW International Finance Inc.             4.652-5.160%       8/8/2001         1,850        1,818
KFW International Finance Inc.                   5.242%      4/24/2001           500          498
Province of British Columbia                     4.627%      9/10/2001         2,600        2,547
Province of British Columbia                     5.125%      7/30/2001        11,500       11,308
Province of British Columbia                     5.334%       7/9/2001           897          884
Reseau Ferre de France                     4.633-4.745%      8/16/2001         5,300        5,207
Reseau Ferre de France                           4.783%      7/25/2001         3,842        3,784
                                                                                        ----------
                                                                                           28,339
                                                                                        ----------
--------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
  (COST $255,672)                                                                         255,672
--------------------------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (9.6%)
--------------------------------------------------------------------------------------------------
Bank of Nova Scotia                               4.95%      5/21/2001         5,000        5,000
Dexia Bank                                       6.665%       4/4/2001        20,000       20,000
Lloyds Bank                                       6.87%       4/2/2001         5,000        5,000
Lloyds Bank                                       7.29%      5/16/2001         5,000        5,000
Rabobank Nederlanden                              7.29%      5/16/2001         4,000        4,000
Royal Bank of Canada                              6.85%       4/6/2001         2,000        2,000
Societe Generale                                  6.10%       6/4/2001        15,000       15,001
UBS AG                                            4.63%      3/28/2002        12,000       12,003
Westdeutsche Landesbank                           5.29%       5/2/2001         8,000        8,000
Westdeutsche Landesbank                           5.29%       5/7/2001        13,500       13,500
--------------------------------------------------------------------------------------------------
TOTAL YANKEE CERTIFICATES OF DEPOSIT
  (COST $89,504)                                                                           89,504
--------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (24.3%)
--------------------------------------------------------------------------------------------------
Abbey National PLC                                5.48%      7/17/2001        17,000       17,008
Abbey National PLC                                7.26%       5/9/2001         4,000        4,004
Barclays Bank PLC                                 5.14%       8/6/2001        27,000       26,997
Bayerische Landesbank Girozentrale                4.53%      9/26/2001        13,000       12,998
Bayerische Landesbank Girozentrale                6.63%       5/8/2001        24,000       24,000
Credit Agricole Indosuez                          4.75%      9/17/2001         5,000        5,003
Deutsche Bank AG                                  4.57%      9/27/2001         2,000        2,000
Deutsche Bank AG                                  6.65%      4/10/2001        25,000       25,000
Halifax PLC                                       6.38%      12/6/2001        25,000       25,000
ING Bank                                          4.87%      7/16/2001        16,000       16,000
ING Bank                                          5.40%      7/12/2001        10,000       10,002
Landesbank Baden-Wurttemberg                      5.77%       4/9/2001        20,000       20,001
Landesbank Baden-Wurttemberg                      6.29%      6/20/2001        10,000       10,002
Landesbank Hessen-Thueringen                      6.61%      5/21/2001        10,000       10,000
Landesbank Hessen-Thueringen                      6.61%      5/21/2001        11,000       11,000
Lloyds Bank                                       5.30%      7/30/2001         6,000        6,000
--------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
  (COST $225,015)                                                                         225,015
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
MONEY MARKET PORTFOLIO                           YIELD*           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
OTHER NOTES (4.0%)
--------------------------------------------------------------------------------------------------
Bank of America N.A.                              7.16%      6/13/2001       $ 5,000    $   5,000
Bank of America N.A.                              7.16%      6/14/2001         5,000        5,000
Bank of America N.A.                              7.32%      5/16/2001         5,000        5,000
Toronto Dominion Bank                            4.898%       8/9/2001        20,000       19,653
Toronto Dominion Bank                            6.401%      5/15/2001         2,500        2,481
--------------------------------------------------------------------------------------------------
TOTAL OTHER NOTES
  (COST $37,134)                                                                           37,134
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
  (COST $930,511)                                                                         930,511
--------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                        9,677
Liabilities                                                                               (13,570)
                                                                                        ----------
                                                                                           (3,893)
--------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------
Applicable to 926,643,542 outstanding $.001 par value shares of beneficial
  interest (unlimited authorization)                                                     $926,618
==================================================================================================

NET ASSET VALUE PER SHARE                                                                   $1.00
==================================================================================================
^See Note A in Notes to Financial Statements.
*Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
(1) Adjustable Rate Note.

--------------------------------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------
                                                                              AMOUNT          PER
                                                                               (000)        SHARE
--------------------------------------------------------------------------------------------------
Paid-in Capital                                                             $926,644        $1.00
Undistributed Net Investment Income                                               --           --
Accumulated Net Realized Losses                                                  (26)          --
Unrealized Appreciation                                                           --           --
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                  $926,618        $1.00
==================================================================================================

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
SHORT-TERM CORPORATE PORTFOLIO                   COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (8.0%)
--------------------------------------------------------------------------------------------------
U.S. Treasury Note                                5.00%      2/15/2011       $   636    $     639
U.S. Treasury Note                                5.75%     11/15/2005(4)      3,250        3,408
Vendee Mortgage Trust (U.S. Government
  Guaranteed)                                     7.50%      5/15/2016(1)      2,913        2,958
--------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $6,970)                                                                             7,005
--------------------------------------------------------------------------------------------------
CORPORATE BONDS (84.3%)
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (15.7%)
ANRC Auto Owner Trust                             6.75%     12/15/2003(1)        250          253
ARG Funding Corp.                                 5.88%      5/20/2003(1)(2)     250          252
Advanta Mortgage Loan Trust                       5.98%      6/25/2014(1)        189          190
American Express Credit Account Master Trust      5.85%     11/15/2006(1)        300          304
AmSouth Auto Trust                                6.67%      7/15/2004(1)        295          303
BMW Vehicle Owner Trust                           6.41%      4/25/2003(1)        250          252
BMW Vehicle Owner Trust                           6.91%      5/25/2006(1)        500          515
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E                      6.32%      9/25/2005(1)        225          230
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E                      6.42%      9/25/2008(1)        300          307
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust SCE                       6.38%      9/25/2008(1)        550          561
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust SDG&E                     6.31%      9/25/2008(1)        300          304
Capital Auto Receivables Asset Trust              6.30%      5/15/2004(1)        111          112
Capital Auto Receivables Asset Trust              6.46%      1/15/2004(1)        200          204
Citibank Credit Card Issuance Trust               7.05%      9/15/2005(1)        125          131
Citibank Credit Card Issuance Trust               7.45%      9/15/2005(1)        210          219
Citibank Credit Card Trust I                      5.55%       1/9/2006(1)        300          301
Citibank Credit Card Trust I                      5.80%       2/7/2005(1)        100          101
Citibank Credit Card Trust I                      6.55%      2/15/2004(1)        200          203
Countrywide Asset-Backed Certificates             6.24%      9/25/2018(1)        300          302
DaimlerChrysler Auto Trust                        6.11%     11/15/2004(1)        200          204
DaimlerChrysler Auto Trust                        7.09%      12/6/2003(1)        650          668
Dealer Auto Receivables Owner Trust               7.07%      5/17/2004(1)        400          411
Detroit Edison Securitization Funding LLC        5.513%       3/1/2007(1)        250          251
EQCC Home Equity Loan Trust                      6.223%      6/25/2011(1)        350          352
First Union National Bank-Bank of America,
  NA Commercial Mortgage Trust                   6.136%     12/15/2010(1)        130          128
Ford Credit Auto Owner Trust                      7.40%      4/15/2005(1)        700          724
Ford Credit Auto Owner Trust                      7.50%     10/15/2004(1)        100          105
Green Tree Home Equity Loan Trust                 7.05%      9/15/2030(1)        250          254
Honda Auto Lease Trust                            6.45%      9/15/2002(1)        400          404
J.P. Morgan Chase Commercial Mortgage
  Securities Corp.                                6.26%      3/15/2033(1)        150          151
MBNA Master Credit Card Trust I                   6.70%      1/18/2005(1)        200          204
MBNA Master Credit Card Trust II                  7.15%      1/15/2008(1)        500          527
Mellon Residential Funding Corp.
  Mortgage Pass-Through Certificates             6.832%      2/25/2030(1)        262          265
Morgan Stanley, Dean Witter & Co.                 5.98%       2/1/2031(1)        222          225
Navistar Financial Corp. Owner Trust              5.95%      4/15/2003(1)        313          315
Nissan Auto Receivables                           7.01%      9/15/2003(1)        250          256
Onyx Acceptance Owner Trust                       6.82%     11/15/2003(1)        225          228

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
SHORT-TERM CORPORATE PORTFOLIO                   COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust                    5.92%      5/25/2029(1)    $   300    $     301
PECO Energy Transition Trust                      5.63%       3/1/2005(1)        321          324
PECO Energy Transition Trust                      6.05%       3/1/2009(1)        125          127
PP&L Transition Trust                             6.41%     12/26/2003(1)        400          403
PP&L Transition Trust                             7.05%      6/25/2009(1)        125          133
Residential Asset Securities Corp.                6.00%      4/25/2020(1)        350          351
TIAA Structured Finance CDO I, Ltd. Series        7.06%     11/15/2030(1)        100          105
UAC Securitization Corp.                          5.57%       9/8/2003(1)        202          203
UAC Securitization Corp.                          6.31%      12/8/2006(1)        175          180
USAA Auto Owner Trust                             6.95%      6/15/2004(1)        400          412
Washington Mutual Mortgage Securities Corp.
  Pass-Through Certificates                      6.035%      1/25/2031(1)        500          500
                                                                                        ----------
                                                                                           13,755
                                                                                        ----------
FINANCE (23.3%)
AIG SunAmerica Global Financing I                 7.40%       5/5/2003(2)        300          314
AIG SunAmerica Global Financing II                7.60%      6/15/2005(2)        250          269
American Express Credit Corp.                    6.125%     11/15/2001            66           67
American Express Credit Corp.                    6.875%      11/1/2005           200          210
Amvescap PLC                                     6.375%      5/15/2003           250          253
Amvescap PLC                                      6.60%      5/15/2005           100          102
Aristar Inc.                                     7.375%       9/1/2004           250          260
BBVA-Bancomer Capital Trust I                    10.50%      2/16/2011(2)        100          101
Banco Santiago SA                                 7.00%      7/18/2007           100           97
Bear, Stearns & Co., Inc.                        6.125%       2/1/2003           250          252
Bear, Stearns & Co., Inc.                         6.45%       8/1/2002           345          350
Boeing Capital Corp.                              6.68%      12/1/2003           595          619
Cabot Industrial Properties LP                   7.125%       5/1/2004           330          335
Capital One Bank                                  6.57%      1/27/2003           250          250
Capital One Bank                                  6.62%       8/4/2003           175          175
Capital One Bank                                 6.875%       2/1/2006           100           97
Citicorp Lease Pass-Through Trust                 7.22%      6/15/2005(1)(2)     228          237
Citigroup                                         6.75%      12/1/2005           150          156
Citigroup                                         7.45%       6/6/2002           725          746
Comdisco Inc.                                     6.68%      6/29/2001           200          194
Compass Bank                                      6.45%       5/1/2009           100           95
Conseco Inc.                                      8.50%     10/15/2002           200          194
Conseco Inc.                                      9.00%     10/15/2006           139          118
The Development Bank of Singapore Ltd.           7.875%      4/15/2010(2)        300          321
Dime Bancorp Inc.                                 7.00%      7/25/2001           100          100
Donaldson Lufkin & Jenrette, Inc.                 8.00%       3/1/2005           300          323
First Industrial LP                               7.15%      5/15/2002           250          253
First Maryland Bancorp                            7.20%       7/1/2007           365          376
Firstar Bank Milwaukee                            6.25%      12/1/2002           300          306
Firstar Bank N.A.                                 7.80%       7/5/2010           300          315
Ford Motor Credit Co.                             5.75%      2/23/2004           400          401
Ford Motor Credit Co.                             8.00%      6/15/2002           350          361
General Electric Capital Corp.                    6.80%      11/1/2005           430          454
General Electric Capital Corp.                    7.25%       5/3/2004           400          422
General Motors Acceptance Corp.                   5.50%      1/14/2002           500          501
General Motors Acceptance Corp.                   5.80%      3/12/2003           380          381
Goldman Sachs Group LP                           7.125%       3/1/2003(2)        500          516
Heller Financial Inc.                             6.40%      1/15/2003           250          253
ING Capital Funding Trust III                    8.439%     12/31/2010           200          216

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
                                                 COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     6.25%       4/1/2003       $   500    $     507
MBNA Corp.                                       6.875%       6/1/2005           200          199
Mellon Financial Co.                              5.75%     11/15/2003           291          295
Mercantile Bancorp                                6.80%      6/15/2001           300          301
Merrill Lynch & Co. Inc.                          7.36%      7/24/2002           500          514
Monumental Global Funding II-A                    6.05%      1/19/2006(2)        120          121
Monumental Global Funding II-A                    6.95%      10/1/2003(2)        410          426
Morgan Stanley, Dean Witter & Co.                5.625%      1/20/2004           400          402
Morgan Stanley, Dean Witter & Co.                7.125%      8/15/2003           430          448
National Westminster Bancorp Inc.                 9.45%       5/1/2001           150          150
Oasis Residential Inc.                            6.75%     11/15/2001           250          252
Popular Inc.                                      6.20%      4/30/2001           800          800
Principal Life Global Funding I                  6.125%       3/1/2006(2)        380          386
Prudential Insurance Co. of America              6.375%      7/23/2006(2)        200          201
Reckson Operating Partnership LP                  7.40%      3/15/2004           125          127
SE Banken                                         6.50%       6/4/2003(2)        410          412
Salomon Smith Barney                             6.125%      1/15/2003           216          219
Sears Roebuck Acceptance Corp.                    6.69%      4/30/2001           400          400
Southern National Corp.                           7.05%      5/23/2003           500          515
Spear, Leeds & Kellogg, LP                        8.25%      8/15/2005(2)        225          245
Synovus Financial Corp.                           7.25%     12/15/2005           250          260
UBS Preferred Funding Trust I                    8.622%      10/1/2010            67           74
US Bancorp                                       6.875%      12/1/2004           490          507
USAA Capital Corp.                                7.54%      3/30/2005(2)        500          530
Wachovia Corp.                                    6.70%      6/21/2004           450          465
Wells Fargo & Co.                                 6.50%       9/3/2002           240          245
Westpac Banking                                  9.125%      8/15/2001           400          406
                                                                                        ----------
                                                                                           20,397
                                                                                        ----------
INDUSTRIAL (30.8%)
  BASIC INDUSTRY (1.7%)
  E.I. du Pont de Nemours & Co.                   6.75%     10/15/2004           500          523
  Noranda, Inc.                                  8.625%      7/15/2002            75           77
  Pharmacia Corp.                                5.375%      12/1/2001           250          250
  Praxair, Inc.                                   6.70%      4/15/2001           635          635

  CAPITAL GOODS (3.6%)
  Bombardier Capital Inc.                         7.30%     12/15/2002(2)        400          413
  Hutchison Whampoa International Ltd.            7.00%      2/16/2011(2)        225          226
  Lockheed Martin Corp.                           6.50%      4/15/2003           200          203
  PanAmSat Corp.                                  6.00%      1/15/2003           400          397
  Raytheon Co.                                    6.45%      8/15/2002           360          361
  Raytheon Co.                                    7.90%       3/1/2003           695          714
  Republic Services Inc.                         6.625%      5/15/2004           200          200
  Tyco International Group SA                    6.875%       9/5/2002           350          356
  WMX Technologies Inc.                           7.00%     10/15/2006           300          300
  Waste Management Inc.                           7.00%      10/1/2004            30           30

  COMMUNICATION (7.4%)
  AT&T Wireless                                   7.35%       3/1/2006(2)        600          606
  British Telecommunications PLC                 7.625%     12/15/2005           175          181
  Comcast Cable Communication                    6.375%      1/30/2006           150          151
  Continental Cablevision                         8.30%      5/15/2006           125          134
  Cox Communications, Inc.                        6.50%     11/15/2002           400          405

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
SHORT-TERM CORPORATE PORTFOLIO                   COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
  Deutsche Telekom International Finance          7.75%      6/15/2005       $   200    $     206
  Dominion Fiber Ventures, LLC                    7.05%      3/15/2005           200          201
  France Telecom                                  7.20%       3/1/2006(2)        310          315
  Koninklijke KPN NV                              7.50%      10/1/2005            80           79
  NYNEX Corp.                                     9.55%       5/1/2010(1)        547          622
  SBC Communications                              6.25%      3/15/2011           125          124
  TCI Communications Inc.                        6.375%       5/1/2003         1,000        1,010
  Telefonica Europe BV                            7.35%      9/15/2005           125          130
  US West Capital Funding, Inc.                  6.875%      8/15/2001           500          502
  US West Communications Inc.                    7.625%       6/9/2003           625          648
  Verizon Global Funding Corp.                    6.75%      12/1/2005(2)        750          777
  Vodafone AirTouch PLC                          7.625%      2/15/2005           150          159
  WorldCom Inc.                                  7.375%      1/15/2006(2)        250          253

  CONSUMER CYCLICAL (1.6%)
  Harrahs Operating Co., Inc.                     7.50%      1/15/2009           270          269
  International Speedway Corp.                   7.875%     10/15/2004           250          255
  Park Place Entertainment                        7.95%       8/1/2003           250          256
  Park Place Entertainment                        8.50%     11/15/2006           100          105
  Target Corp.                                    5.50%       4/1/2007           125          124
  VF Corp.                                        7.60%       4/1/2004(1)        365          372

  CONSUMER NONCYCLICAL (4.5%)
  American Home Products                         5.875%      3/15/2004(2)        500          501
  American Stores Co.                             7.40%      5/15/2005           300          309
  Diageo PLC                                     6.125%      8/15/2005           150          152
  Diageo PLC                                     6.625%      6/24/2004           300          309
  Kellogg Co.                                     5.50%       4/1/2003         1,000        1,000
  Kimberly-Clark de Mexico                       8.875%       8/1/2009(2)         50           51
  Kroger Co.                                      6.34%       6/1/2001           425          425
  Pepsi Americas                                  5.95%      2/15/2006           170          170
  The Upjohn Co. ESOP Trust                       9.79%       2/1/2004(1)        124          136
  Unilever Capital Corp.                          6.75%      11/1/2003           830          858

  ENERGY (2.3%)
  Apache Corp.                                    9.25%       6/1/2002           375          391
  Baker Hughes, Inc.                              5.80%      2/15/2003           150          152
  Columbia Energy                                 6.61%     11/28/2002           400          405
  Petro Geo-Services                              6.25%     11/19/2003           105          102
  Petroliam Nasional Bhd.                        7.125%     10/18/2006(2)        100          102
  Tosco Corp.                                    7.625%      5/15/2006           152          162
  Tosco Corp.                                     8.25%      5/15/2003           250          264
  Tosco Trust                                     8.58%       3/1/2010(2)        250          277
  Transocean Sedco Forex Inc.                    6.625%      4/15/2011           125          124

  INDUSTRIAL--OTHER (2.7%)
  Cooper Tire & Rubber Co.                        7.25%     12/16/2002           125          126
  ERAC USA Finance Co.                           6.375%      5/15/2003(2)        825          824
  Ingersoll-Rand                                  5.75%      2/14/2003           650          655
  Parker Retirement Savings Plan Trust            6.34%      7/15/2008(1)(2)     277          277
  Shurgard Storage Centers, Inc.                  7.75%      2/22/2011(2)        100          101
  Waste Management Inc.                          6.625%      7/15/2002           350          352

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
                                                 COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
  TECHNOLOGY (4.5%)
  CSC Enterprises                                 6.50%     11/15/2001(2)    $   700    $     703
  Comdisco Inc.                                   7.25%      9/20/2001           275          258
  Computer Sciences Corp.                         6.25%      3/15/2009           250          238
  Computer Sciences Corp.                         7.50%       8/8/2005           300          311
  Hewlett-Packard Co.                             7.15%      6/15/2005           900          940
  International Business Machines Credit Corp.    6.64%     10/29/2001            95           96
  International Business Machines Credit Corp.    7.00%      1/28/2002           650          660
  Marconi PLC                                     7.75%      9/15/2010           125          120
  Nortel Networks Ltd.                           6.125%      2/15/2006           200          194
  Texas Instruments Inc.                          7.00%      8/15/2004           450          466

  TRANSPORTATION (2.5%)
  Continental Airlines, Inc. Pass-Through Trust  6.331%      7/19/2001(1)         65           65
  Continental Airlines, Inc. Pass-Through Trust  7.434%      3/15/2006(1)        300          306
  Federal Express Corp.                          6.625%      2/12/2004(2)        500          507
  Federal Express Corp.                          9.875%       4/1/2002            65           68
  Hertz Corp.                                    7.375%      6/15/2001           350          351
  Hertz Corp.                                     8.25%       6/1/2005           250          267
  TTX Co.                                         7.02%     11/15/2001(2)        250          253
  United Air Lines, Inc. Pass-Through Trust      7.783%       7/1/2015(1)        330          351
                                                                                        ----------
                                                                                           26,948
                                                                                        ----------
UTILITIES (14.5%)
AGL Capital Corp                                 7.125%      1/14/2011           100          102
Alabama Power Co.                                 7.85%      5/15/2003           525          550
Arizona Public Service Co.                       5.875%      2/15/2004(3)        400          401
Boston Edison Co.                                 6.80%      3/15/2003           465          473
Consolidated Edison                              7.625%       3/1/2004           300          312
Detroit Edison Co.                                6.56%       5/1/2001           250          250
Dominion Resources Inc.                           6.00%      1/31/2003           675          680
Dynegy Holdings Inc.                             6.875%       4/1/2011           185          184
East Coast Power                                 6.737%       4/6/2005           131          131
Emerson Electric Co.                             7.875%       6/1/2005           500          545
Enterprise Products                               8.25%      3/15/2005           350          371
FPL Group Capital                                7.625%      9/15/2006           300          320
Georgia Power Co.                                 5.75%      1/31/2003           380          383
Israel Electric Corp.                             7.75%       3/1/2009(2)        275          280
KN Energy, Inc.                                   6.45%       3/1/2003           635          644
Kern River Funding Corp.                          6.72%      9/30/2001(2)        790          790
Keyspan Corp.                                     7.25%     11/15/2005           125          132
Korea Electric Power                             10.00%       4/1/2001(2)        150          150
LG&E Capital Corp.                               6.205%       5/1/2004(2)        300          294
Limestone Electron Trust                         8.625%      3/15/2003           500          521
NRG Northeast Generating LLC                     8.065%     12/15/2004(1)        422          435
NRG South Central Generating LLC                 8.962%      3/15/2016(1)        476          517
New York State Electric & Gas                     6.75%     10/15/2002            60           61
Osprey Trust                                      8.31%      1/15/2003(2)        125          129
PPL Capital Funding                               7.75%      4/15/2005           200          208
PSE&G Capital Corp.                               6.25%      5/15/2003(2)        420          416
Pacific Gas & Electric Co.                       7.375%      11/1/2005(2)*       240          185
Peoples Energy Corp.                              6.90%      1/15/2011(2)        100          100
Potomac Capital Investment Corp.                  7.55%     11/19/2001(2)        150          152

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
SHORT-TERM CORPORATE PORTFOLIO                   COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
Progress Energy                                   6.55%       3/1/2004       $   750    $     764
Reliant Energy Mid-Atlantic Power                8.554%       7/2/2005(1)        350          360
Reliant Energy Resources                         8.125%      7/15/2005           200          209
South Carolina Electric & Gas                     7.50%      6/15/2005            70           74
Southern California Edison Co.                    7.20%      11/3/2003*          415          324
Texas Utilities Co.                              7.375%       8/1/2001           269          270
Transcontinental Gas Pipeline                    8.875%      9/15/2002           300          313
Virginia Electric Power                           6.30%      6/21/2001           250          250
Williams Cos., Inc.                               6.75%      1/15/2006(2)        300          300
Yosemite Security Trust                           8.25%     11/15/2004(2)        100          105
                                                                                        ----------
                                                                                           12,685
                                                                                        ----------
--------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $72,153)                                                                           73,785
--------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(1.3%)
--------------------------------------------------------------------------------------------------
Pemex Finance Ltd.                               6.125%       4/1/2002           293          298
Pemex Finance Ltd.                                9.14%      5/15/2003           400          420
Province of Quebec                                5.75%      2/15/2009            90           88
Republic of Argentina                             0.00%     10/15/2001           200          190
The State of Qatar                                9.50%      5/21/2009(2)        100          111
--------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $1,071)                                                                             1,107
--------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.3%)
--------------------------------------------------------------------------------------------------
New York State Power Auth.
  (COST $246)                                     6.05%     11/15/2001           250          252
--------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.8%)
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                        5.23%       4/2/2001         3,761        3,761
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G                5.23%       4/2/2001         2,181        2,181
--------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $5,942)                                                                             5,942
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
  (COST $86,382)                                                                           88,091
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                           MARKET
                                                                                           VALUE^
                                                                                            (000)
--------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
--------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                        2,128
Liabilities--Note G                                                                        (2,762)
                                                                                        ----------
                                                                                             (634)
                                                                                        ----------
--------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------
Applicable to 8,808,806 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                               $87,457
==================================================================================================

NET ASSET VALUE PER SHARE                                                                   $9.93
==================================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security--interest payments in default.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the aggregate value of these securities was $13,529,000, representing 15.5% of net assets.
(3) Security segregated as initial margin for open futures contracts.
(4) All or part of security position is on loan to broker/dealers. See Note G in
    Notes to Financial Statements.

--------------------------------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------
                                                                              AMOUNT          PER
                                                                               (000)        SHARE
--------------------------------------------------------------------------------------------------
Paid-in Capital                                                              $86,241        $9.79
Undistributed Net Investment Income                                               --           --
Accumulated Net Realized Losses                                                 (447)        (.05)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                        1,709          .20
  Futures Contracts                                                              (46)        (.01)
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                   $87,457        $9.93
==================================================================================================

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
HIGH-GRADE BOND PORTFOLIO                        COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (60.0%)
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (17.6%)
Private Export Funding Corp.                      7.20%      1/15/2010       $   600    $     658
U.S. Treasury Bond                                5.50%      5/15/2009           135          140
U.S. Treasury Bond                               6.625%      2/15/2027         2,825        3,199
U.S. Treasury Bond                                6.75%      8/15/2026         5,300        6,091
U.S. Treasury Bond                               7.125%      2/15/2023         1,910        2,268
U.S. Treasury Bond                                7.50%     11/15/2024           725          901
U.S. Treasury Bond                               7.625%     11/15/2022         4,150        5,184
U.S. Treasury Bond                               7.875%      2/15/2021           500          635
U.S. Treasury Bond                                8.00%     11/15/2021           930        1,200
U.S. Treasury Bond                               8.125%      8/15/2019         3,720        4,801
U.S. Treasury Bond                               8.125%      8/15/2021         1,965        2,562
U.S. Treasury Bond                                8.50%      2/15/2020           445          595
U.S. Treasury Bond                                8.75%      5/15/2020           820        1,123
U.S. Treasury Bond                                8.75%      8/15/2020           420          576
U.S. Treasury Bond                               8.875%      8/15/2017         1,075        1,460
U.S. Treasury Bond                               8.875%      2/15/2019           790        1,084
U.S. Treasury Bond                                9.25%      2/15/2016         1,750        2,417
U.S. Treasury Bond                               9.875%     11/15/2015         1,175        1,695
U.S. Treasury Bond                               10.00%      5/15/2010           125          149
U.S. Treasury Bond                               10.75%      2/15/2003         7,900        8,804
U.S. Treasury Bond                               10.75%      8/15/2005         3,425        4,244
U.S. Treasury Bond                               12.75%     11/15/2010           575          763
U.S. Treasury Bond                               13.25%      5/15/2014           170          262
U.S. Treasury Bond                               14.00%     11/15/2011         1,065        1,538
U.S. Treasury Note                                5.50%      2/15/2008         3,575        3,706
U.S. Treasury Note                               5.625%     12/31/2002         2,250        2,303
U.S. Treasury Note                               5.625%      5/15/2008           175          183
U.S. Treasury Note                                5.75%     11/30/2002         6,225        6,374
U.S. Treasury Note                               5.875%     11/15/2004           500          522
U.S. Treasury Note                                6.00%      8/15/2009           200          214
U.S. Treasury Note                               6.125%      8/15/2007           200          214
U.S. Treasury Note                                6.25%      2/15/2007           500          538
U.S. Treasury Note                               6.375%      4/30/2002         1,175        1,202
U.S. Treasury Note                                6.50%     10/15/2006           300          326
U.S. Treasury Note                                6.50%      2/15/2010         3,385        3,740
U.S. Treasury Note                               6.625%      4/30/2002           775          795
U.S. Treasury Note                                7.25%      5/15/2004           525          567
U.S. Treasury Note                               7.875%     11/15/2004         1,500        1,665
                                                                                        ----------
                                                                                           74,698
                                                                                        ----------
AGENCY BONDS AND NOTES (7.0%)
Federal Farm Credit Bank                          4.80%      11/6/2003         2,500        2,508
Federal Home Loan Bank                           5.575%       9/2/2003         1,900        1,939
Federal Home Loan Bank                           5.675%      8/18/2003         2,000        2,045
Federal Home Loan Bank                           5.865%       9/2/2008         1,300        1,324
Federal Home Loan Bank                            5.88%     11/25/2008           530          527
Federal Home Loan Bank                            6.50%      8/15/2007         1,450        1,530
Federal Home Loan Bank                           7.625%      5/14/2010         2,300        2,586
Federal Home Loan Mortgage Corp.                 6.875%      1/15/2005         1,800        1,908
Federal Home Loan Mortgage Corp.                  7.00%      7/15/2005         4,000        4,275
Federal National Mortgage Assn.                   5.64%     12/10/2008         1,500        1,474
Federal National Mortgage Assn.                   5.75%      4/15/2003         1,090        1,113

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
                                                 COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                   5.90%       7/9/2003       $ 1,500    $   1,504
Federal National Mortgage Assn.                   5.91%      8/25/2003           650          668
Federal National Mortgage Assn.                   5.96%      4/23/2003           300          300
Federal National Mortgage Assn.                   5.97%       7/3/2003         1,000        1,002
Federal National Mortgage Assn.                   6.25%       2/1/2011           400          406
Federal National Mortgage Assn.                   6.40%      5/14/2009         2,000        2,030
Federal National Mortgage Assn.                   6.56%      4/23/2008         1,250        1,251
Tennessee Valley Auth.                           7.125%       5/1/2030         1,000        1,104
                                                                                        ----------
                                                                                           29,494
                                                                                        ----------
MORTGAGE-BACKED SECURITIES (35.4%)
Federal Home Loan Mortgage Corp.                  5.50%     11/1/2008-
                                                              3/1/2014(1)   $  1,498    $   1,477
Federal Home Loan Mortgage Corp.                  6.00%      4/1/2003-
                                                              5/1/2029(1)     11,164       11,058
Federal Home Loan Mortgage Corp.                  6.50%     10/1/2002-
                                                              7/1/2029(1)     18,539       18,634
Federal Home Loan Mortgage Corp.                  7.00%      7/1/2003-
                                                              1/1/2031(1)     14,716       14,976
Federal Home Loan Mortgage Corp.                  7.50%      1/1/2007-
                                                              4/1/2028(1)      8,258        8,492
Federal Home Loan Mortgage Corp.                  8.00%     10/1/2009-
                                                             12/1/2027(1)      4,162        4,328
Federal Home Loan Mortgage Corp.                  8.50%      5/1/2006-
                                                             11/1/2030(1)      1,412        1,477
Federal Home Loan Mortgage Corp.                  9.00%     11/1/2005-
                                                              5/1/2030(1)        443          461
Federal Home Loan Mortgage Corp.                  9.50%      1/1/2025-
                                                              2/1/2025(1)         58           60
Federal Home Loan Mortgage Corp.                 10.00%      3/1/2017-
                                                             11/1/2019(1)         36           39
Federal National Mortgage Assn.                   6.00%      4/1/2001-
                                                              2/1/2031(1)      9,711        9,590
Federal National Mortgage Assn.                   6.50%      9/1/2001-
                                                              3/1/2031(1)     13,228       13,248
Federal National Mortgage Assn.                   7.00%     12/1/2003-
                                                              2/1/2031(1)     12,087       12,265
Federal National Mortgage Assn.                   7.50%      7/1/2001-
                                                             12/1/2030(1)     10,714       10,965
Federal National Mortgage Assn.                   8.00%      7/1/2007-
                                                             11/1/2030(1)      3,754        3,881
Federal National Mortgage Assn.                   8.50%     10/1/2004-
                                                             12/1/2026(1)        854          892
Federal National Mortgage Assn.                   9.00%      3/1/2020-
                                                              4/1/2025(1)        183          191
Federal National Mortgage Assn.                   9.50%     12/1/2018-
                                                              2/1/2025(1)         91           95
Federal National Mortgage Assn.                  10.00%      8/1/2020-
                                                              8/1/2021(1)         53           57
Federal National Mortgage Assn.                  10.50%       8/1/2020(1)         14           15
Government National Mortgage Assn.                6.00%     3/15/2009-
                                                             7/15/2029(1)      2,581        2,541
Government National Mortgage Assn.                6.50%    10/15/2008-
                                                             7/15/2029(1)     10,148       10,169
Government National Mortgage Assn.                7.00%    10/15/2008-
                                                             3/15/2031(1)      8,952        9,122
Government National Mortgage Assn.                7.50%     5/15/2008-
                                                            12/15/2030(1)      7,686        7,898
Government National Mortgage Assn.                8.00%     3/15/2008-
                                                            12/15/2030(1)      5,397        5,591
Government National Mortgage Assn.                8.50%     7/15/2009-
                                                             7/15/2030(1)      1,328        1,381
Government National Mortgage Assn.                9.00%     4/15/2016-
                                                             7/15/2030(1)        860          901
Government National Mortgage Assn.                9.50%     4/15/2017-
                                                            12/15/2021(1)        151          160
Government National Mortgage Assn.               10.00%     5/15/2020-
                                                             1/15/2025(1)         81           86
Government National Mortgage Assn.               10.50%      5/15/2019(1)         27           29
Government National Mortgage Assn.               11.00%     10/15/2015(1)         18           20
Government National Mortgage Assn.               11.50%      2/15/2013(1)         15           16
Resolution Trust Corp. Collateralized
  Mortgage Obligations                           10.35%      8/25/2021(1)         36           36
                                                                                        ----------
                                                                                          150,151
                                                                                        ----------
--------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $247,731)                                                                         254,343
--------------------------------------------------------------------------------------------------
CORPORATE BONDS (37.0%)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.5%)
ARG Funding Corp.                                 5.88%      5/20/2003(1)(2)   1,350        1,363
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust PG&E                 6.42%      9/25/2008(1)        375          384
CIT RV Trust                                      5.96%      4/15/2011(1)        450          455

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
HIGH-GRADE BOND PORTFOLIO                        COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
Discover Card Master Trust                        5.65%     11/15/2004(1)    $   200    $     203
First USA Credit Card Master Trust                6.42%      3/17/2005(1)      1,250        1,274
Ford Credit Auto Owner Trust                      7.40%      4/15/2005(1)        500          517
PECO Energy Transition Trust                      5.63%       3/1/2005(1)      1,900        1,917
PECO Energy Transition Trust                      6.05%       3/1/2009(1)        225          229
                                                                                        ----------
                                                                                            6,342
                                                                                        ----------

FINANCE (13.1%)
AXA SA                                            8.60%     12/15/2030           700          757
Abbey National PLC                                7.95%     10/26/2029           700          772
Advanta Mortgage Loan Trust                       6.21%     11/25/2016         1,000        1,003
Ahold Finance USA Inc.                            8.25%      7/15/2010           500          550
Ahold Finance USA Inc.                            8.62%      1/31/2021           500          503
Allstate Corp.                                    7.20%      12/1/2009           300          319
American General Capital II                       8.50%       7/1/2030           300          323
Associates Corp.                                  6.50%     10/15/2002           650          664
Associates Corp.                                  7.50%      4/15/2002           600          616
Avalon Properties Inc.                           6.875%     12/15/2007           450          451
BBVA-Bancomer Capital Trust I                    10.50%      2/16/2011(2)        550          553
BNP Paribas Capital Trust                        9.003%     10/27/2010(2)        400          436
BT Capital Trust B                                7.90%      1/15/2027           200          192
Bank of New York Capital I                        7.97%     12/31/2026           400          395
BankAmerica Corp.                                6.625%      6/15/2004           525          539
BankAmerica Corp.                                10.00%       2/1/2003           200          217
Barclays Bank PLC                                 8.55%      6/15/2011(2)        450          493
Bear, Stearns & Co., Inc.                        6.625%      1/15/2004           200          204
Capital One Bank                                 6.875%       2/1/2006         1,200        1,168
Capital One Bank                                  8.25%      6/15/2005           500          516
Case Credit Corp.                                 6.15%       3/1/2002           850          782
Chase Capital I                                   7.67%      12/1/2026           400          389
Chase Manhattan Corp.                             6.00%      11/1/2005           575          579
CIGNA Corp.                                      7.875%      5/15/2027           450          468
CNA Financial Corp.                               6.50%      4/15/2005           525          509
Citicorp                                         7.625%       5/1/2005           300          319
Citicorp Capital II                              8.015%      2/15/2027           500          502
Citicorp Lease Pass-Through Trust                 7.22%      6/15/2005(1)(2)     844          877
Citicorp Lease Pass-Through Trust                 8.04%     12/15/2019(1)        500          516
Conseco Inc.                                      9.00%     10/15/2006           700          595
CoreStates Capital Corp.                         9.375%      4/15/2003           250          268
DBS Capital Funding Corp.                        7.657%      3/15/2011           750          756
Donaldson Lufkin & Jenrette, Inc.                 6.00%      12/1/2001         3,000        3,022
ERAC USA Finance Co.                              7.95%     12/15/2009(2)        400          412
ERAC USA Finance Co.                              8.00%      1/15/2011(2)        500          518
Equitable Companies Inc.                          7.00%       4/1/2028           140          137
Equity Residential Properties                     6.55%     11/15/2001           550          553
First Industrial Realty Trust                    7.375%      3/15/2011         1,000        1,004
First Union Bank NA                               8.00%     12/15/2026(2)      1,000          945
Fleet Boston Financial Corp.                      7.25%      9/15/2005         1,000        1,060
Fleet Capital Trust II                            7.92%     12/11/2026           400          387
Ford Motor Credit Co.                            6.375%       2/1/2029           500          429
Ford Motor Credit Co.                            6.875%       2/1/2006         3,500        3,579
Ford Motor Credit Co.                            7.375%     10/28/2009           300          310
General Motors Acceptance Corp.                   5.50%     12/15/2001           750          754
HRPT Properties Trust                             6.75%     12/18/2002           750          748

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
                                                 COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
Heller Financial Inc.                             8.00%      6/15/2005       $   500    $     532
Household Finance Corp.                           6.40%      6/17/2008           125          124
Household Finance Corp.                           6.50%      1/24/2006         1,500        1,526
Household Finance Corp.                           7.65%      5/15/2007           400          423
JDN Realty Corp.                                  6.80%       8/1/2004           350          294
J.P. Morgan Chase & Co.                           6.50%       8/1/2005           175          180
Jackson National Life Insurance Co.               8.15%      3/15/2027(2)      1,000        1,023
John Hancock Global Funding II                    7.90%       7/2/2010(2)      1,000        1,114
Lehman Brothers Holdings Inc.                     6.25%       4/1/2003           850          862
Lehman Brothers Holdings Inc.                    6.625%       2/5/2006           525          532
Liberty Properties                                7.25%      3/15/2011           800          803
M&T Bank                                          8.00%      10/1/2010           350          380
MBNA America Bank NA                              7.75%      9/15/2005           750          778
MONY Group Inc.                                   8.35%      3/15/2010           900          950
Mack-Cali Realty Corp.                            7.00%      3/15/2004         1,000        1,012
Mack-Cali Realty Corp.                            7.75%      2/15/2011           250          255
Monumental Global Funding II                      6.05%      1/19/2006(2)        700          709
Morgan Stanley, Dean Witter & Co.                7.125%      1/15/2003           650          674
NB Capital Trust IV                               8.25%      4/15/2027           200          199
National Westminster Bancorp Inc.                9.375%     11/15/2003           350          385
PNC Funding Corp.                                 7.00%       9/1/2004           500          523
PNC Funding Corp.                                 7.50%      11/1/2009           500          535
Principal Life Global Funding I                  6.125%       3/1/2006(2)        500          508
Progress Energy Inc.                              6.75%       3/1/2006           600          617
Progress Energy Inc.                              7.10%       3/1/2011           350          361
Reckson Operating Partnership LP                  7.75%      3/15/2009           500          504
Salomon Smith Barney Holdings                    5.875%      3/15/2006           650          646
Sears, Roebuck & Co. Acceptance Corp.             6.75%      9/15/2005           150          153
Security Capital Pacific Trust                    8.05%       4/1/2017           150          147
Simon DeBartolo Group, Inc.                       6.75%      7/15/2004           250          250
Spear, Leeds & Kellogg, LP                        8.25%      8/15/2005(2)      1,000        1,087
Summit Properties Inc.                            6.95%      8/15/2004           700          707
Susa Partnership                                  7.50%      12/1/2027           175          153
Swiss Bank Corp.-New York                         7.00%     10/15/2015           500          503
Swiss Bank Corp.-New York                        7.375%      6/15/2017           100          104
Synovus Financial Corp.                           7.25%     12/15/2005           300          312
TPSA Finance BV                                   7.75%     12/10/2008(2)        290          282
Travelers Property Casualty Corp.                 7.75%      4/15/2026           275          291
UBS Preferred Funding Trust I                    8.622%      10/1/2010         1,000        1,107
Wachovia Corp.                                   6.625%     11/15/2006           250          255
Waddell & Reed Financial                          7.50%      1/18/2006         1,000        1,013
Wells Fargo & Co.                                 6.50%       9/3/2002         1,100        1,124
Zurich Capital Trust                             8.376%       6/1/2037           500          497
                                                                                        ----------
                                                                                           55,523
                                                                                        ----------
INDUSTRIAL (17.9%)
AT&T Corp.                                        8.35%      1/15/2025           140          140
AT&T Wireless                                     7.35%       3/1/2006(2)        800          807
AT&T Wireless                                    7.875%       3/1/2011(2)        300          302
AT&T Wireless                                     8.75%       3/1/2031           500          499
Alcoa Inc.                                        7.25%       8/1/2005           250          266
Alcoa Inc.                                       7.375%       8/1/2010           300          328
Allied Signal Inc.                                6.20%       2/1/2008           500          504
American Airlines (Equipment Trust
  Certificates-A)                                6.855%      4/15/2009           312          324

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
HIGH-GRADE BOND PORTFOLIO                        COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
American Airlines (Equipment Trust
  Certificates-A)                                7.024%     10/15/2009       $   200    $     206
Ameritech Capital Funding                         6.15%      1/15/2008           775          769
Ameritech Capital Funding                         7.50%       4/1/2005           300          318
Anadarko Petroleum Corp.                          7.20%      3/15/2029           500          500
Anheuser-Busch Cos., Inc.                         7.10%      6/15/2007(1)        450          470
Anheuser-Busch Cos., Inc.                        7.125%       7/1/2017           150          150
Anheuser-Busch Cos., Inc.                        7.375%       7/1/2023            75           75
Apogent Technology                                8.00%       4/1/2011           500          498
Applied Materials, Inc.                           8.00%       9/1/2004           100          106
Auburn Hills                                     12.00%       5/1/2020           115          156
Bayer Corp.                                       6.65%      2/15/2028(2)        350          336
Black & Decker Corp.                              7.50%       4/1/2003           500          515
The Boeing Co.                                   6.625%      2/15/2038           400          387
British Telecommunications PLC                   7.625%     12/15/2005         1,650        1,703
Burlington Northern Santa Fe Corp.               6.375%     12/15/2005           100          101
Burlington Northern Santa Fe Corp.                6.75%      3/15/2029           250          232
C.R. Bard, Inc.                                   6.70%      12/1/2026           450          450
Canadian National Railway Co.                     6.80%      7/15/2018           450          421
Canadian National Railway Co.                     6.90%      7/15/2028           200          189
Caterpillar, Inc.                                7.375%       3/1/2097           300          290
Caterpillar, Inc.                                 9.00%      4/15/2006           600          678
Celulosa Arauco                                  8.625%      8/15/2010           500          521
Cemex SA                                         8.625%      7/18/2003(2)        500          514
Chevron Phillips Chemical Co.                     7.00%      3/15/2011(2)        500          500
China Telecom                                    7.875%      11/2/2004         1,100        1,152
Clear Channel Communications                      7.65%      9/15/2010         1,000        1,058
Clear Channel Communications                     7.875%      6/15/2005         1,250        1,324
Comcast Cablevision                              6.375%      1/30/2006           650          656
Comcast Cablevision                              8.375%       5/1/2007           400          437
Comcast Cablevision                              8.875%       5/1/2017           350          398
Conrail Corp.                                     9.75%      6/15/2020           100          120
Continental Airlines, Inc. (Equipment
  Trust Certificates)                            6.648%      3/15/2019           360          358
Cox Communications Inc.                           7.75%      11/1/2010           350          373
Cox Enterprises                                  7.875%      9/15/2010(2)      1,000        1,048
Cyprus Minerals                                  6.625%     10/15/2005           400          404
Dayton Hudson Corp.                               6.65%       8/1/2028           400          388
Dayton Hudson Corp.                               6.75%       1/1/2028           250          245
Deere & Co.                                       8.50%       1/9/2022           100          113
Delta Air Lines, Inc. (Equipment
  Trust Certificates)                             8.54%       1/2/2007(1)        163          167
Dominion Fiber Ventures, LLC                      7.05%      3/15/2005           500          503
E.I. du Pont de Nemours & Co.                     6.75%     10/15/2004           400          418
Eastman Chemical Co.                             6.375%      1/15/2004           400          395
Eastman Chemical Co.                              7.25%      1/15/2024           100           87
Embotelladora Andina SA                          7.875%      10/1/2097           350          264
Enterprise Products                               7.50%       2/1/2011         1,000        1,024
Federated Department Stores, Inc.                6.625%       4/1/2011           300          294
Federated Department Stores, Inc.                 6.90%       4/1/2029           500          454
Federated Department Stores, Inc.                 7.00%      2/15/2028           100           92
First Data Corp.                                 6.625%       4/1/2003           125          129
Ford Capital BV                                  9.875%      5/15/2002           400          418
Ford Motor Co.                                    8.90%      1/15/2032           500          564
Ford Motor Co.                                    9.98%      2/15/2047            65           82
Ford Motor Co.                                    7.45%      7/16/2031         1,000          983

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
                                                 COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
France Telecom                                    7.20%       3/1/2006(2)    $   500    $     508
France Telecom                                    7.75%       3/1/2011(2)        100          101
France Telecom                                    8.50%       3/1/2031(2)        800          802
Fred Meyer, Inc.                                 7.375%       3/1/2005           500          522
GTE South Inc.                                   6.125%      6/15/2007           500          498
Grand Metropolitan Investment Corp.               9.00%      8/15/2011           400          475
Grupo Televisa SA                                8.625%       8/8/2005           250          254
Hanson Overseas                                  7.375%      1/15/2003           400          407
Harrahs Operating Co., Inc.                       7.50%      1/15/2009           300          299
Hutchison Whampoa International Ltd.              7.00%      2/16/2011(2)        750          754
International Business Machines Corp.            7.125%      12/1/2096           450          428
International Paper Co.                          7.875%       8/1/2006           100          106
K-Mart Corp.                                     9.375%       2/1/2006         1,000        1,003
Kellogg Co.                                       6.00%       4/1/2006(2)        500          497
Kroger Co.                                       7.625%      9/15/2006           300          318
Kroger Co.                                        7.65%      4/15/2007            25           27
Kroger Co.                                        8.00%      9/15/2029           125          133
Marconi PLC                                       7.75%      9/15/2010           500          481
Masco Corp.                                       6.75%      3/15/2006         1,000        1,007
May Department Stores Co.                         9.75%      2/15/2021           100          122
Michigan Bell Telephone Co.                       7.50%      2/15/2023           175          173
Mobil Corp.                                      7.625%      2/23/2033           200          211
New England Telephone & Telegraph Co.            6.875%      10/1/2023           175          159
New England Telephone & Telegraph Co.            7.875%     11/15/2029           500          540
New York Telephone Co.                           6.125%      1/15/2010           750          737
News America Holdings Inc.                        8.50%      2/15/2005           300          320
Noranda, Inc.                                    8.625%      7/15/2002           370          379
Norfolk Southern Corp.                            7.40%      9/15/2006           270          282
Norfolk Southern Corp.                            7.90%      5/15/2097            50           49
Norfolk Southern Corp.                           8.375%      5/15/2005           600          648
Northern Telecom Ltd.                            6.875%       9/1/2023           250          217
Northrop Grumman Corp.                           7.125%      2/15/2011(2)        400          408
Northrop Grumman Corp.                           9.375%     10/15/2024           400          434
Pacific Bell Telephone Co.                        7.25%       7/1/2002           225          231
Petro-Canada                                      9.25%     10/15/2021           500          593
Petro Geo-Services                               7.125%      3/30/2028           430          325
Petro Geo-Services                                7.50%      3/31/2007           250          240
Petroliam Nasional Bhd.                          8.875%       8/1/2004(2)        550          594
Pharmacia Corp.                                   5.75%      12/1/2005         1,000        1,011
Philip Morris Cos., Inc.                          7.00%      7/15/2005           150          155
Philip Morris Cos., Inc.                          8.25%     10/15/2003           150          159
Phillips Petroleum Co.                            8.50%      5/25/2005           700          769
Phillips Petroleum Co.                            8.75%      5/25/2010           650          753
Praxair, Inc.                                     6.75%       3/1/2003           500          510
Raytheon Co.                                      6.50%      7/15/2005         1,100        1,091
Raytheon Co.                                      7.90%       3/1/2003           500          514
Rohm & Haas Co.                                   6.95%      7/15/2004           200          206
Safeway Inc.                                      6.85%      9/15/2004           700          721
Safeway Inc.                                      7.00%      9/15/2007           550          567
Samsung Electronics America                       9.75%       5/1/2003(2)      2,000        2,123
Shurgard Storage Centers, Inc.                    7.75%      2/22/2011(2)        850          858
Southwestern Bell Telephone Co.                  7.625%       3/1/2023           475          477
Sprint Capital Corp.                              6.50%     11/15/2001         1,800        1,811

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
HIGH-GRADE BOND PORTFOLIO                        COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
Sprint Capital Corp.                             7.125%      1/30/2006       $   250    $     252
Sprint Capital Corp.                             7.625%      1/30/2011           700          707
TCI Communications Inc.                          6.375%       5/1/2003         1,050        1,061
Target Corp.                                      6.35%      1/15/2011           900          916
Telefonica de Argentina                          9.125%       5/7/2008(2)        750          634
Telefonica de Argentina                         11.875%      11/1/2004         1,000        1,015
Telefonica Europe BV                              7.35%      9/15/2005           500          521
Texaco Capital Corp.                             8.875%       9/1/2021           150          182
Time Warner Entertainment                        8.375%      3/15/2023           350          382
Time Warner Inc.                                  7.75%      6/15/2005         1,250        1,333
Time Warner Inc.                                 7.975%      8/15/2004         1,500        1,594
Time Warner Inc.                                  8.18%      8/15/2007           250          275
Transocean Sedco Forex Inc.                      6.625%      4/15/2011           300          298
Transocean Sedco Forex Inc.                       7.50%      4/15/2031           500          498
Tyco International Group SA                      6.375%      2/15/2006           175          176
Tyco International Group SA                      6.875%      1/15/2029           500          469
US West Capital Funding, Inc.                    6.125%      7/15/2002         1,000        1,007
US West Communications Inc.                       7.20%      11/1/2004         1,000        1,026
US West Communications Inc.                      7.625%       6/9/2003           700          726
Union Carbide Corp.                               6.75%       4/1/2003           200          206
Union Carbide Corp.                               7.75%      10/1/2096           125          130
Union Carbide Corp.                              7.875%       4/1/2023           125          136
Union Oil of California                          6.375%       2/1/2004           200          203
Verizon Global Funding Corp.                      6.75%      12/1/2005(2)      1,300        1,347
Verizon Global Funding Corp.                      7.75%      12/1/2030(2)        200          210
Viacom Inc.                                       6.40%      1/30/2006           200          205
Viacom Inc.                                       7.70%      7/30/2010           200          217
Viacom Inc.                                       7.75%       6/1/2005         1,000        1,070
Viacom Inc.                                      7.875%      7/30/2030           375          400
Vodafone AirTouch PLC                            7.625%      2/15/2005           500          530
Williams Communications Group, Inc.               8.25%      3/15/2004         1,000          998
WorldCom Inc.                                     6.25%      8/15/2003         2,000        1,984
WorldCom Inc.                                    7.875%      5/15/2003           700          718
WorldCom Inc.                                     8.00%      5/15/2006           250          259
                                                                                        ----------
                                                                                           75,895
                                                                                        ----------
UTILITIES (4.5%)
Allegheny Energy Supply                           7.80%      3/15/2011(2)        500          499
CMS Panhandle Holding Co.                        6.125%      3/15/2004           100           98
CMS Panhandle Holding Co.                         6.50%      7/15/2009           300          283
CMS Panhandle Holding Co.                         7.00%      7/15/2029           200          174
Coastal Corp.                                     6.50%      5/15/2006           250          252
Coastal Corp.                                     6.50%       6/1/2008           100           99
Coastal Corp.                                     7.42%      2/15/2037           175          172
Coastal Corp.                                     7.75%     10/15/2035           250          255
Commonwealth Edison Co.                          7.375%      9/15/2002         1,000        1,027
Commonwealth Edison Co.                           7.50%       7/1/2013           250          269
Consolidated Edison                              6.625%     12/15/2002           500          507
Dominion Resources Inc.                          8.125%      6/15/2010           500          551
Dominion Resources Inc.                           8.40%      1/15/2031           550          554
Duke Energy                                       7.50%      8/16/2005           500          523
Dynegy Holdings Inc.                             6.875%       4/1/2011           550          546
El Paso Energy Corp.                              6.75%      5/15/2009         1,000        1,001

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
                                                 COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
Enron Corp.                                       6.40%      7/15/2006       $   250    $     252
Enron Corp.                                       6.75%       8/1/2009           450          455
Enron Corp.                                      7.125%      5/15/2007           150          155
Enron Corp.                                      9.125%       4/1/2003           500          532
Florida Power & Light                            6.875%      12/1/2005           500          521
HNG Internorth                                   9.625%      3/15/2006           500          572
Israel Electric Corp.                             7.75%       3/1/2009(2)        450          458
KN Energy, Inc.                                   6.45%       3/1/2003           250          254
Keyspan Corp.                                     7.25%     11/15/2005           400          424
Korea Electric Power                              7.00%       2/1/2007           275          268
Korea Electric Power                              7.75%       4/1/2013           600          601
National Rural Utility Co.                        5.00%      10/1/2002           500          500
National Rural Utility Co.                        6.20%       2/1/2008           650          653
PSE&G Capital Corp.                               6.89%     12/15/2017           500          509
Petroliam Nasional Bhd.                          7.625%     10/15/2026(2)        250          221
Reliant Energy Resources                         8.125%      7/15/2005           800          837
Southern California Edison Co.                   6.375%      1/15/2006*          650          501
Telefonos De Mexico, SA                           8.25%      1/26/2006(2)      1,700        1,715
Texas Utilities Co.                               7.17%       8/1/2007           475          491
Texas Utilities Co.                              7.875%       3/1/2023           110          106
Texas Utilities Co.                               8.25%       4/1/2004           100          106
Union Planters Corp.                              7.75%       3/1/2011           500          510
Virginia Electric & Power Co.                    6.625%       4/1/2003           200          204
Virginia Electric & Power Co.                     6.75%      10/1/2023           500          456
Williams Cos., Inc.                               7.50%      1/15/2031(2)        300          297
Yosemite Security Trust                           8.25%     11/15/2004(2)        775          810
                                                                                        ----------
                                                                                           19,218
                                                                                        ----------
--------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $154,898)                                                                         156,978
--------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(1.9%)
--------------------------------------------------------------------------------------------------
Inter-American Dev. Bank                          8.50%      3/15/2011           130          155
KFW International Finance, Inc.                  7.625%      2/15/2004           300          321
Malaysia                                          8.75%       6/1/2009           200          221
Province of British Columbia                      7.00%      1/15/2003           170          176
Province of Manitoba                              9.25%       4/1/2020           120          154
Province of Manitoba                             9.625%      12/1/2018           100          133
Province of New Brunswick                         8.75%       5/1/2022           200          244
Province of New Brunswick                         9.75%      5/15/2020           500          659
Province of Newfoundland                          7.32%     10/13/2023           350          349
Province of Newfoundland                          9.00%       6/1/2019           300          351
Province of Ontario                              7.375%      1/27/2003           110          115
Province of Ontario                               7.75%       6/4/2002           200          207
Province of Saskatchewan                         7.125%      3/15/2008           200          211
Province of Saskatchewan                          8.00%      7/15/2004           550          591
Republic of Finland                              7.875%      7/28/2004           350          379
Republic of Portugal                              5.75%      10/8/2003           650          659
Republic of South Africa                         9.125%      5/19/2009           100          106
The State of Qatar                                9.50%      5/21/2009(2)        550          610
The State of Qatar                                9.75%      6/15/2030           300          318
United Mexican States                             0.00%       6/3/2003         1,025           12

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
HIGH-GRADE BOND PORTFOLIO                        COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
United Mexican States                            8.125%     12/30/2019      $  2,025    $   1,818
United Mexican States                            9.875%       2/1/2010            50           54
--------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $7,655)                                                                             7,843
--------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.1%)
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account
  (COST $4,777)                                   5.23%       4/2/2001         4,777        4,777
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $415,061)                                                                         423,941
--------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                       13,590
Payables for Investment Securities Purchased                                              (13,234)
Other Liabilities                                                                            (579)
                                                                                        ----------
                                                                                             (223)
                                                                                        ----------
--------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------
Applicable to 39,361,576 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                              $423,718
==================================================================================================

NET ASSET VALUE PER SHARE                                                                  $10.76
==================================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security--interest payments in default.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the aggregate value of these securities was $27,273,000, representing 6.4% of net assets.

--------------------------------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------
                                                                              AMOUNT          PER
                                                                               (000)        SHARE
--------------------------------------------------------------------------------------------------
Paid-in Capital                                                             $417,475       $10.61
Undistributed Net Investment Income                                               --           --
Accumulated Net Realized Losses                                               (2,637)        (.07)
Unrealized Appreciation--Note F                                                8,880          .22
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                  $423,718       $10.76
==================================================================================================

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
HIGH YIELD BOND PORTFOLIO                        COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
CORPORATE BONDS (97.2%)
--------------------------------------------------------------------------------------------------
FINANCE (3.3%)
Bank United Corp.                                8.875%       5/1/2007       $   750    $     835
Chevy Chase Savings Bank                          9.25%      12/1/2008         1,250        1,234
Conseco Inc.                                      6.80%      6/15/2005            30           24
Conseco Inc.                                      9.00%     10/15/2006           320          272
Navistar Financial Corp.                          9.00%       6/1/2002         1,000          950
Sovereign Bancorp, Inc.                          10.50%     11/15/2006           750          800
Western Financial Savings Bank                    8.50%       7/1/2003         1,000          980
                                                                                        ----------
                                                                                            5,095
                                                                                        ----------
INDUSTRIAL (85.8%)
  BASIC INDUSTRY (12.5%)
  AK Steel Corp.                                 7.875%      2/15/2009         1,000          940
  AK Steel Corp.                                 9.125%     12/15/2006           850          846
  ARCO Chemical Co.                               9.80%       2/1/2020         1,500        1,440
  Acetex Corp.                                    9.75%      10/1/2003           600          588
  Armco, Inc.                                     9.00%      9/15/2007           500          470
  Boise Cascade Co.                               9.45%      11/1/2009           500          533
  Boise Cascade Office Products Corp.             7.05%      5/15/2005           465          452
  Caraustar Industries, Inc.                     9.875%       4/1/2011(1)      1,000          961
  Century Aluminum Co.                           11.75%      4/15/2008(1)        870          879
  Container Corp. of America                      9.75%       4/1/2003           500          508
  Domtar Inc.                                     8.75%       8/1/2006           200          215
  Domtar Inc.                                     9.50%       8/1/2016           500          537
  Fonda Group Inc.                                9.50%       3/1/2007           500          390
  Holley Performance                             12.25%      9/15/2007           500          190
  Huntsman Corp.                                  9.50%       7/1/2007(1)        750          574
  Lilly Industries, Inc.                          7.75%      12/1/2007         1,250        1,229
  Lyondell Chemical Co.                          9.625%       5/1/2007           550          564
  NoramPac Inc.                                   9.50%       2/1/2008           500          520
  P & L Coal Holdings Corp.                      8.875%      5/15/2008         1,050        1,095
  PMD Group, Inc.                                11.00%      2/28/2011(1)        190          198
  Packaging Corp. of America                     9.625%       4/1/2009         1,000        1,073
  Paperboard Industries International Inc.       8.375%      9/15/2007         1,000          860
  Park-Ohio Industries, Inc.                      9.25%      12/1/2007           185          141
  Roller Bearing Co. of America Inc.             9.625%      6/15/2007           500          455
  Ryerson Tull, Inc.                             9.125%      7/15/2006           500          405
  Stone Container                                 9.25%       2/1/2008(1)        650          655
  Stone Container                                 9.75%       2/1/2011(1)      1,800        1,809
  Tembec Industries Inc.                          8.50%       2/1/2011(1)        200          206
  U.S. Timberlands LLC                           9.625%     11/15/2007           500          410

  CAPITAL GOODS (10.4%)
  Allied Waste North America Inc.                7.625%       1/1/2006         1,500        1,466
  Allied Waste North America Inc.                8.875%       4/1/2008(1)      1,500        1,541
  American Standard Cos. Inc.                    7.375%       2/1/2008         2,250        2,233
  Argo-Tech Corp.                                8.625%      10/1/2007           210          188
  Ball Corp.                                      7.75%       8/1/2006         1,000        1,014
  BWAY Corp.                                     10.25%      4/15/2007           500          450
  Crown Cork & Seal Co., Inc.                    8.375%      1/15/2005           750          450
  K & F Industries, Inc.                          9.25%     10/15/2007           750          769
  L-3 Communications Corp.                      10.375%       5/1/2007           500          512
  Newport News Shipbuilding Inc.                 8.625%      12/1/2006           750          776

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
HIGH YIELD BOND PORTFOLIO                        COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
  Nortek, Inc.                                    9.25%      3/15/2007       $   500    $     494
  Owens-Illinois, Inc.                            8.10%      5/15/2007         2,125        1,676
  Resolution Performance                         13.50%     11/15/2010(1)        520          554
  Silgan Holding Inc.                             9.00%       6/1/2009         1,000        1,000
  Terex Corp.                                    8.875%       4/1/2008           250          235
  Waste Management, Inc.                         6.875%      5/15/2009         1,500        1,469
  Waste Management, Inc.                         7.375%       8/1/2010         1,160        1,173

COMMUNICATION (33.1%)
  Adelphia Communications Corp.                  8.375%       2/1/2008         1,000          930
  American Tower Corp.                           9.375%       2/1/2009(1)      1,500        1,436
  British Sky Broadcasting                        8.20%      7/15/2009         2,250        2,252
  CSC Holdings, Inc.                             7.875%     12/15/2007           750          754
  CSC Holdings, Inc.                             8.125%      8/15/2009           750          764
  CSC Holdings, Inc.                              9.25%      11/1/2005           500          517
  CSC Holdings, Inc.                             9.875%      2/15/2013         1,000        1,070
  Callahan Nordrhein                             14.00%      7/15/2010(1)      1,195        1,207
  Century Communications Inc.                    8.875%      1/15/2007         1,500        1,425
  Charter Communications Holdings LLC            8.625%       4/1/2009         2,300        2,220
  Crown Castle International Corp.                9.00%      5/15/2011         1,350        1,303
  Crown Castle International Corp.               10.75%       8/1/2011           250          257
  EchoStar DBS Corp.                             9.375%       2/1/2009         2,400        2,400
  Emmis Communications Corp.                     8.125%      3/15/2009           625          592
  Flag Limited Inc.                               8.25%      1/30/2008         1,500        1,335
  Fox/Liberty Networks LLC                       8.875%      8/15/2007         1,750        1,785
  GCI, Inc.                                       9.75%       8/1/2007         1,000          975
  Global Crossing Holding Ltd.                   9.125%     11/15/2006         2,250        2,137
  Hyperion Telecommunications, Inc.              12.25%       9/1/2004           775          736
  ITC DeltaCom, Inc.                              9.75%     11/15/2008           500          415
  ITC DeltaCom, Inc.                             11.00%       6/1/2007           700          595
  Insight Midwest                                10.50%      11/1/2010(1)        530          566
  Insight Midwest                                 9.75%      10/1/2009           750          776
  Jones Intercable Inc.                          7.625%      4/15/2008         1,000        1,043
  Lenfest Communications, Inc.                   8.375%      11/1/2005         1,250        1,360
  Level 3 Communications Inc.                    9.125%       5/1/2008         3,000        2,145
  Lin Television Corp.                           8.375%       3/1/2008           600          546
  Mastec, Inc.                                    7.75%       2/1/2008         1,000          943
  McLeodUSA Inc.                                 8.125%      2/15/2009           250          212
  McLeodUSA Inc.                                 8.375%      3/15/2008           150          128
  McLeodUSA Inc.                                  9.25%      7/15/2007         1,000          900
  McLeodUSA Inc.                                  9.50%      11/1/2008           155          139
  McLeodUSA Inc.                                11.375%       1/1/2009           320          314
  MJD Communications Inc.                         9.50%       5/1/2008         1,000          830
  NTL Inc.                                       10.00%      2/15/2007         1,250        1,094
  Nextel Communications Inc.                     9.375%     11/15/2009         1,000          845
  Nextel Communications Inc.                      9.50%       2/1/2011(1)        350          296
  Nextel Communications Inc.                     12.00%      11/1/2008         1,350        1,310
  NEXTLINK Communications, Inc.                  10.75%     11/15/2008         1,500          938
  NEXTLINK Communications, Inc.                  10.75%       6/1/2009           410          256
  NTL Communications Corp.                      11.875%      10/1/2010(1)      1,125        1,010
  PRIMEDIA, Inc.                                 7.625%       4/1/2008           500          488
  Qwest Communications International Inc.         7.50%      11/1/2008           900          930
  Rogers Cantel, Inc.                             8.30%      10/1/2007           700          707

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
                                                 COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
  Telewest Communications                        9.875%       2/1/2010       $ 1,115    $   1,037
  Time Warner Telecom Inc.                      10.125%       2/1/2011(1)        895          899
  United Pan-Europe Communications NV            11.25%       2/1/2010         1,750        1,190
  United Pan-Europe Communications NV            11.50%       2/1/2010           170          117
  USA Networks Inc.                               6.75%     11/15/2005           500          509
  Voicestream Wireless Corp.                    10.375%     11/15/2009           750          825
  Von Hoffman Press Inc.                        10.875%      5/15/2007(1)        405          373
  Williams Communications Group, Inc.            11.70%       8/1/2008         1,500        1,185
  World Color Press, Inc.                        8.375%     11/15/2008         1,000        1,032
  Young Broadcasting Inc.                         9.00%      1/15/2006           750          701

  CONSUMER CYCLICAL (7.1%)
  Accuride Corp.                                  9.25%       2/1/2008         1,000          680
  CapStar Hotel Co.                               8.75%      8/15/2007           500          483
  Delco Remy International Inc.                 10.625%       8/1/2006           750          735
  DR Horton, Inc.                                9.375%      3/15/2011           750          750
  Dura Operating Corp.                            9.00%       5/1/2009(2)        500          445
  Federal-Mogul Corp.                             7.50%      1/15/2009           810          105
  Federal-Mogul Corp.                             8.80%      4/15/2007         1,000          140
  Hayes Wheels International, Inc.               9.125%      7/15/2007           100           73
  Hayes Wheels International, Inc.               11.00%      7/15/2006           750          615
  Iron Mountain, Inc.                           10.125%      10/1/2006           625          656
  Kaufman & Broad Home Corp.                      7.75%     10/15/2004           500          490
  LDM Technologies Inc.                          10.75%      1/15/2007           500          195
  Lear Corp.                                      7.96%      5/15/2005         1,000        1,007
  Standard Pacific Corp.                          8.50%      6/15/2007           500          485
  Tenneco Inc.                                  11.625%     10/15/2009           721          252
  Toll Brothers Inc.                              7.75%      9/15/2007         1,000          930
  Toll Brothers Inc.                              8.25%       2/1/2011           300          297
  True Temper Sports, Inc.                      10.875%      12/1/2008         1,000        1,010
  Del E. Webb Corp.                              10.25%      2/15/2010         1,000          965
  Werner Holdings Co., Inc.                      10.00%     11/15/2007           650          627

  CONSUMER NONCYCLICAL (9.0%)
  B & G Foods, Inc.                              9.625%       8/1/2007           500          360
  Beckman Instruments, Inc.                       7.45%       3/4/2008           750          744
  Bergen Brunswig Corp.                          7.375%      1/15/2003           650          643
  Beverly Enterprises Inc.                        9.00%      2/15/2006           500          501
  Columbia/HCA Healthcare Corp.                   7.25%      5/20/2008         1,950        1,890
  HCA-The Healthcare Co.                          8.75%       9/1/2010         1,000        1,062
  Hasbro, Inc.                                    7.95%      3/15/2003           735          698
  Hasbro, Inc.                                    8.50%      3/15/2006            35           32
  Lifepoint Hospitals Holding Corp.              10.75%      5/15/2009           500          552
  Mail-Well Corp.                                 8.75%     12/15/2008         1,135          953
  Omnicare, Inc.                                 8.125%      3/15/2011(1)        180          184
  Owens & Minor, Inc.                           10.875%       6/1/2006           500          528
  Scotts Co.                                     8.625%      1/15/2009(1)        315          318
  Sealy Mattress, Inc.                           9.875%     12/15/2007         1,000        1,030
  Tenet Healthcare Corp.                         8.125%      12/1/2008         1,750        1,794
  Tenet Healthcare Corp.                         8.625%      1/15/2007         1,000        1,035
  Triad Hospitals Holdings, Inc.                 11.00%      5/15/2009           640          704
  Warner Chilcott Inc.                          12.625%      2/15/2008(1)        750          825

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
HIGH YIELD BOND PORTFOLIO                        COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
  ENERGY (4.0%)
  Cross Timbers Oil Co.                           9.25%       4/1/2007       $   250    $     261
  Newfield Exploration Co.                        7.45%     10/15/2007           750          742
  Pioneer Natural Resources Co.                  9.625%       4/1/2010         1,250        1,369
  Plains Resources, Inc.                         10.25%      3/15/2006           500          505
  Pride Petroleum Services, Inc.                 9.375%       5/1/2007           750          788
  RBF Finance Co.                                11.00%      3/15/2006         1,000        1,238
  Tesoro Petroleum Corp.                          9.00%       7/1/2008           500          510
  Tuboscope Inc.                                  7.50%      2/15/2008           750          723

  INDUSTRIAL--OTHER (1.5%)
  Idex Corp.                                     6.875%      2/15/2008           550          517
  International Wire Group                       11.75%       6/1/2005           500          500
  Wesco Distribution Inc.                        9.125%       6/1/2008         1,000          950
  Winn-Dixie Stores, Inc.                        8.875%       4/1/2008           275          275

  INTERNET AND DATA (0.9%)
  Exodus Communications Inc.                    11.625%      7/15/2010         1,710        1,377

  TECHNOLOGY (5.0%)
  Amkor Technology Inc.                           9.25%      2/15/2008(1)      1,500        1,432
  Amphenol Corp.                                 9.875%      5/15/2007           300          315
  Celestica International, Inc.                  10.50%     12/31/2006           250          260
  Fairchild Semiconductor Corp.                 10.125%      3/15/2007           475          456
  Fairchild Semiconductor Corp.                 10.375%      10/1/2007           100           97
  Fisher Scientific International Inc.            9.00%       2/1/2008         1,000          990
  Lucent Technologies, Inc.                       5.50%     11/15/2008         1,750        1,260
  Lucent Technologies, Inc.                       6.45%      3/15/2029         1,330          825
  SCG Holding & Semiconductor Co. Corp.          12.00%       8/1/2009           652          502
  Telecommunication Techniques Co.                9.75%      5/15/2008           750          615
  Unisys Corp.                                   7.875%       4/1/2008         1,000          975

  TRANSPORTATION (2.3%)
  AMR Corp.                                       9.00%       8/1/2012           230          238
  Air Canada, Inc.                               10.25%      3/15/2011(1)      1,000          970
  Delta Air Lines, Inc.                         10.375%     12/15/2022           400          434
  Delta Air Lines, Inc.                           8.30%     12/15/2029         1,000          875
  Kansas City Southern Industries, Inc.           9.50%      10/1/2008(1)        500          512
  United Air Lines, Inc.                          9.75%      8/15/2021           520          514
                                                                                        ----------
                                                                                          131,710
                                                                                        ----------
UTILITIES (8.1%)
AES Corp.                                        8.375%      8/15/2007           500          492
AES Corp.                                        8.875%      2/15/2011           750          772
AES Corp.                                         9.50%       6/1/2009         1,250        1,316
AmeriGas Partners, LP                           10.125%      4/15/2007           600          609
Avista Corp.                                      9.75%       6/1/2008(1)        385          382
Azurix Corp.                                    10.375%      2/15/2007           500          514
CMS Energy Corp.                                  7.50%      1/15/2009           350          331
CMS Energy Corp.                                 8.125%      5/15/2002           750          755
Calpine Corp.                                    7.625%      4/15/2006         1,000        1,009
Calpine Corp.                                     8.50%      2/15/2011         1,750        1,781
Cleveland Electric Illuminating Co.               7.43%      11/1/2009           750          769
El Paso Electric Co.                              8.90%       2/1/2006         1,000        1,097

--------------------------------------------------------------------------------------------------
                                                                                FACE       MARKET
                                                              MATURITY        AMOUNT       VALUE^
                                                 COUPON           DATE         (000)        (000)
--------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp.                        7.75%      10/1/2008       $   500    $     521
Public Service Co. of New Mexico                  7.50%       8/1/2018         1,000          863
Western Resources, Inc.                          6.875%       8/1/2004         1,350        1,292
                                                                                        ----------
                                                                                           12,503
                                                                                        ----------
--------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $157,113)                                                                         149,308
--------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.4%)
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                        5.23%       4/2/2001         1,681        1,681
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G                5.23%       4/2/2001           475          475
--------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $2,156)                                                                             2,156
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%)
  (COST $159,269)                                                                         151,464
--------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
--------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                        4,237
Liabilities--Note G                                                                        (2,112)
                                                                                        ----------
                                                                                            2,125
                                                                                        ----------
--------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------
Applicable to 17,714,980 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                              $153,589
==================================================================================================

NET ASSET VALUE PER SHARE                                                                   $8.67
==================================================================================================
^See Note A in Notes to Financial Statements.
(1) Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the aggregate value of these securities was $17,787,000, representing 11.6% of net assets.
(2) All or part of security position is on loan to broker/dealers. See Note G in
    Notes to Financial Statements.

--------------------------------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------
                                                                              AMOUNT          PER
                                                                               (000)        SHARE
--------------------------------------------------------------------------------------------------
Paid-in Capital                                                             $180,230       $10.17
Undistributed Net Investment Income                                               --           --
Accumulated Net Realized Losses                                              (18,836)       (1.06)
Unrealized Depreciation--Note F                                               (7,805)        (.44)
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                  $153,589       $ 8.67
==================================================================================================

                                                (C)2001 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing
                                                Corporation, Distributor.

                                                F642 052001

VANGUARD(R) VARIABLE INSURANCE FUND
BALANCED AND STOCK PORTFOLIOS

Semiannual Report - March 31, 2001

Included within this report:
Balanced Portfolio
Equity Income Portfolio
Diversified Value Portfolio
Equity Index Portfolio
Mid-Cap Index Portfolio
Growth Portfolio
Small Company Growth portfolio
International Portfolio
REIT Index Portfolio

[THE VANGUARD GROUP(R) LOGO]

SOME LESSONS FROM THE MARKETS
Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:
- Things change. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.
- Diversification matters. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.
- Perspective is paramount. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

- Three of the stock portfolios of Vanguard Variable Insurance Fund delivered positive total returns during the six months ended March 31, 2001, while five posted negative returns as the overall market plunged.
- In a rough period for equities, bonds did well, helping the Balanced Portfolio to a solid 6.6% return for the half-year.
- Except for the Growth Portfolio, which recorded dismal results on both an absolute and relative basis, each portfolio outpaced its average peer.

CONTENTS

1 Letter from the Chairman
6 Reports from the Advisers
22 Portfolio Profiles
33 Glossary of Investment Terms
35 Performance Summaries
39 Financial Statements

LETTER
  from the Chairman

Dear Planholder,

Stock markets around the world fell sharply during the six months ended March 31, the first half of fiscal year 2001 for vanguard variable insurance fund. Bond prices rose as interest rates declined.
     The total returns of our nine balanced and stock portfolios ranged from a very good 12.0% for the Diversified Value Portfolio to a dismal -48.5% for the Growth Portfolio. Though we are disappointed that five of the portfolios had negative returns, we note that all but the Growth Portfolio outperformed their average peers.
     This report presents the six-month total returns (capital change plus reinvested dividends) for our portfolios, along with the results for their comparative standards. The total return figures reflect the change in net asset value for each portfolio, adjusted to include the reinvestment of any income or capital gains distributions. Performance Summaries for the portfolios--including historical total returns--are presented on pages 35-38. We note that returns for the portfolios of Vanguard Variable Insurance Fund are higher than those for investments in the Vanguard Variable Annuity Plan, which are reduced by administrative and insurance expenses.

The PERIOD IN REVIEW
During the past six months, technology stocks continued to plummet from peaks reached in early 2000, registering especially sharp declines in the first three months of 2001. The tech-stock collapse pulled the broad U.S. stock market into a bear market--generally defined as a decline of -20% or more over at least a two-month period. Amid the turbulence in

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   Total Returns
                                                    Periods Ended March 31, 2001

                                                   Six          One         Five
                                                Months         Year       Years*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -18.8%       -21.7%        14.2%
Russell 2000 Index (Small-caps)                 -13.0        -15.3          7.8
Wilshire 5000 Index (Entire market)             -21.4        -24.8         12.4
MSCI EAFE Index (International)                 -15.9        -25.7          3.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       7.4%        12.5%         7.5%
Lehman 10 Year Municipal Bond Index               6.4         10.8          6.6
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                         3.0          6.0          5.3
================================================================================
CPI
Consumer Price Index                              1.4%         2.9%         2.5%
--------------------------------------------------------------------------------
*Annualized.

stocks, bonds provided shelter, with solid returns in all segments of the fixed income markets.

--------------------------------------------------------------------------------
Two themes dominated the markets during the past six months: weakness in the U.S. economy and technology's accelerating free fall.
--------------------------------------------------------------------------------

     Two themes dominated the markets during the past six months: weakness in the U.S. economy and corporate earnings, and technology's accelerating free fall. On the economic front, though some indicators remain strong--unemployment is low, and housing sales have been robust--overall growth has slowed from the torrid pace of the past few years. In the fourth quarter of 2000, gross domestic product grew at a real (that is, inflation-adjusted) annualized rate of just 1.0%, compared with a stunning 8.3% a year earlier. And in the first quarter of 2001, the economy expanded at a modest 2.0% pace. Amid the market's troubles, consumer confidence also slipped.
     The Federal Reserve Board responded to signs of economic weakness by reducing short-term interest rates three times, for a total of 150 basis points (1.5 percentage points). Stocks rallied after the first cut--a surprise move announced in early January, between the Fed's regularly scheduled meetings--but then lurched downward.
     Hardest hit were technology stocks. During the six months, the tech-heavy Nasdaq Composite Index lost -49.9% of its value as the damage spread from speculative dot-coms with slim prospects of profitability to established technology companies with solid track records. In the first three months of 2001, bellwether tech stocks such as Cisco Systems and JDS Uniphase declined sharply after the companies reported weak earnings or warned that a slowing economy would be bad news for the bottom line.
     The best performers during the half-year were value stocks--those with below-average prices in relation to such measures as earnings and book value. Larger value-oriented shares suffered mild losses, while small and medium-sized value stocks posted positive returns. The overall U.S. stock market, as represented by the Wilshire 5000 Total Market Index, returned -21.4%.
     International stock markets also declined during the half-year, as investors anticipated the negative, ripple effects of the U.S. economic slowdown. Developed markets in the Pacific Rim, which are dominated by Japan, bore the brunt of the decline, returning -20.6% in U.S. dollars. Their European counterparts fell -13.9% in dollars. On balance, developed international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, fell -15.9% in dollar terms.
     Bonds were the one bright spot in the investment markets. Short-, intermediate-, and long-term interest rates all declined, pushing bond prices higher across the maturity spectrum. The Lehman Brothers Aggregate Bond

Index, a measure of the overall market for taxable bonds, returned 7.4% during the six months.
     A summary of the half-year results of each of our portfolios follows.

BALANCED PORTFOLIO
Our BALANCED PORTFOLIO returned 6.6% during the six months, far outpacing the -7.2% loss of the average balanced fund. Our result was also far ahead of the -9.9% decline of our unmanaged benchmark, a composite index weighted 65% Standard & Poor's 500 Index and 35% Lehman Credit A or Better Bond Index (which contains high-quality, long-term bonds). Our excellent relative performance is owed in large part to the rejuvenation of value stocks, which account for roughly two-thirds of our portfolio's net assets.

----------------------------------------------------------
TOTAL RETURNS                             SIX MONTHS ENDED
MARCH 31, 2001
----------------------------------------------------------
Balanced Portfolio                                    6.6%
Average Balanced Fund*                               -7.2
Composite Stock/Bond Index**                         -9.9
----------------------------------------------------------
*  Derived from data provided by Lipper Inc.
** 65% S&P 500 Index, 35% Lehman Credit A or Better Index.

     We are gratified--but hardly surprised--by the turnabout. As the portfolio's investment adviser wrote in our last report to you, it turned out that "the narrow focus on technology stocks is a thing of the past." Investors are sensitive once more to the prices they pay for securities, and to the earnings and cash flow from the underlying businesses. Such sensitivity has always been the hallmark of the Balanced Portfolio.

DOMESTIC EQUITY PORTFOLIOS
Our EQUITY INCOME PORTFOLIO returned 2.0% for the half-year, surpassing the results of both the average equity income fund (-3.6%) and the Russell 1000 Value Index ( -2.5%), which contains large- and mid-cap value stocks. The portfolio benefited from good stock selection by the investment adviser, particularly among consumer discretionary companies (mainly retailers) and financial services firms.
     The DIVERSIFIED VALUE PORTFOLIO turned in a terrific performance during the six-month period. After delivering the second-lowest result of our eight stock portfolios in fiscal 2000 (+7.2%), the portfolio posted the highest return in the first half of fiscal 2001 (+12.0%). Excellent stock selection in the financial services, utilities, and consumer discretionary sectors helped.
     Our indexed portfolios carried out their mandate as expected during the half-year. Indeed, two of the three precisely matched the performance of their target indexes. The EQUITY INDEX PORTFOLIO mirrored the -18.8% return of the S&P 500 Index, while the MID-CAP INDEX PORTFOLIO returned

TOTAL RETURNS                       SIX MONTHS ENDED
                                      MARCH 31, 2001
----------------------------------------------------
EQUITY INCOME PORTFOLIO                         2.0%
Average Equity Income Fund*                    -3.6
Russell 1000 Value Index                       -2.5
----------------------------------------------------
DIVERSIFIED VALUE PORTFOLIO                    12.0%
Average Large-Cap Value Fund*                  -5.5
S&P 500/BARRA Value Index                      -5.0
----------------------------------------------------
EQUITY INDEX PORTFOLIO                        -18.8%
Average Large-Cap Core Fund*                  -19.5
S&P 500 Index                                 -18.8
----------------------------------------------------
MID-CAP INDEX PORTFOLIO                       -14.2%
Average Mid-Cap Core Fund*                    -15.3
S&P MidCap 400 Index                          -14.2
----------------------------------------------------
GROWTH PORTFOLIO                              -48.5%
Average Large-Cap Growth Fund*                -34.0
Russell 1000 Growth Index                     -37.8
----------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                -13.2%
Average Small-Cap Growth Fund*                -30.6
Russell 2000 Growth Index                     -32.3
----------------------------------------------------
REIT INDEX PORTFOLIO                            3.1%
Average Real Estate Fund*                       1.6
Morgan Stanley REIT Index                       3.3
----------------------------------------------------
*Derived from data provided by Lipper Inc.


-14.2%, the same as the S&P MidCap 400 Index. The REIT INDEX PORTFOLIO lagged the Morgan Stanley REIT Index slightly (+3.1% versus +3.3%). All three portfolios outpaced their average peers.
     The -48.5% six- month return of the GROWTH PORTFOLIO was, frankly, terrible. Besides its woeful absolute performance, the portfolio fared poorly in relation to its comparative measures: It trailed the returns of the average large-cap growth fund (-34.0%) and the Russell 1000 Growth Index (-37.8%). What hurt us most was a tremendous drop in the value of the portfolio's technology holdings, which accounted for about 51% of our net assets at the beginning of the period and 29% at its conclusion. These investments returned -72%, falling further than the tech stocks in our benchmark index. The portfolio also was hurt by market-lagging results from holdings in the consumer discretionary sector, which includes some tech-related companies such as America Online. We recognize how distressing this performance is to planholders in the Growth Portfolio. That said, we retain confidence in our adviser and our investment strategy. The portfolio's key holdings are not speculative enterprises, but leaders in their fields. That hasn't made them immune to the growth-stock rout, but they remain solid companies. We thank our planholders for their patience during this difficult period.
     Our SMALL COMPANY GROWTH PORTFOLIO returned -13.2% during the six months. While this result is disappointing, it was far better than those of the average small-cap growth fund (-30.6%) and the Russell 2000 Growth Index (-32.3%). The downdraft in tech stocks accounted for both the weakness in our absolute result and our good performance in comparison to our benchmarks, as the portfolio maintained a much smaller stake in the sector.

Good stock selection in the financial services and consumer discretionary sectors also aided our relative performance. As you know, Grantham, Mayo, Van Otterloo & Co. LLC (GMO) was added to the management team of the Small Company Growth Portfolio at the beginning of fiscal 2001. As of March 31, GMO managed about 5% of the portfolio's assets. The vast majority of the assets continued to be managed by Granahan Investment Management, Inc.

INTERNATIONAL PORTFOLIO
The INTERNATIONAL PORTFOLIO returned -12.6% for the half-year. The average international fund and the MSCI EAFE Index performed worse, returning -18.2% and -15.9%, respectively. The portfolio benefited from our investment adviser's decision to hold a far-below-market weight in Japanese stocks, which were particularly weak during the period. Schroder Investment Management also made the right call by hedging the portfolio's exposure to the yen, protecting the portfolio from a decline in the value of that currency versus the U.S. dollar. As of March 31, about three-quarters of the portfolio's assets were invested in the United Kingdom and continental Europe.

TOTAL RETURNS                       SIX MONTHS ENDED
                                      MARCH 31, 2001
----------------------------------------------------
INTERNATIONAL PORTFOLIO                       -12.6%
Average International Fund*                   -18.2
MSCI EAFE Index                               -15.9
----------------------------------------------------
* Derived from data provided by Lipper Inc.

IN SUMMARY
The past several months have shown that diversification is not a quaint, outmoded principle. The dramatic dive in tech stocks and the rise in formerly out-of-favor market sectors illustrate the unpredictable nature of investing.
     Because of the inherent uncertainty in financial markets, we repeat our time-honored advice: Hold a balanced mix of stock funds, bond funds, and short-term investments in proportions appropriate for your goals, time horizon, financial situation, and risk tolerance. Once you have devised such a plan, stay the course. We thank you for entrusting your hard-earned dollars to us.


Sincerely,

/S/ JOHN J. BRENNAN
[Photo of JOHN J. BRENNAN]

JOHN J. BRENNAN

Chairman and
Chief Executive Officer

April 11, 2001

REPORT
  from the Adviser                            WELLINGTON MANAGEMENT COMPANY, LLP

During the six months ended March 31, 2001, the balanced portfolio gained 6.6%. Our stock holdings, which accounted for about 65% of the portfolio at the end of March, gained 5.8% during the period. Fixed income securities, which made up the rest of the portfolio, returned 8.0%.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the portfolio, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
The equity market, as measured by the S&P 500 Index, declined -18.8% during the last six months. Much of the weakness was in the technology, media, and telecommunications sectors, which during 1998 and 1999 had been driven up in a big speculative bubble. In the second half of 2000, market participants also became concerned about the direction of the U.S. economy, which was no longer showing the high growth rates experienced in 1999 and earlier in 2000. As we write, economic growth is almost nonexistent, and a recovery probably won't start until later this year or early next year.

OUR SUCCESSES
We benefited significantly during the half-year from our high exposure to the basic materials and industrial sectors of the economy and our low exposure to information technology. These strategies helped our stock selections to outperform the S&P 500 by a wide margin. We had cut back our modest technology holdings early in 2000, a decision that mitigated the impact of the sharp declines in these stocks. By sticking to our value-based approach then, at a time when many market participants were convinced that stocks should be analyzed in radically untraditional ways, we avoided losing money. Significant contributors to our returns included Alcoa, Union Pacific, Dow Chemical, and Kimberly-Clark, all large, well-run companies with solid fundamentals.
     Our fixed income holdings have done well so far in 2001. Corporate bonds posted strong returns as the Federal Reserve Board reduced rates and the yield gap between corporate and U.S. Treasury securities narrowed.

OUR SHORTFALLS
With our diversified approach, we owned a number of securities that did not perform as well as the stocks mentioned above. Several holdings in the finance sector, such as Citigroup and Marsh & McLennan, detracted from our returns, as did Pharmacia in the health care sector and IBM in technology.

OUR PORTFOLIO POSITION
During the past 12 months, investors have turned their attention from the hard-hit technology and telecommunications sectors to the broader equity market. We are optimistic that later this year or early next year the economy will start to improve again. Inflation is likely to remain low, and major central banks worldwide are likely to take more action to stimulate their economies. We have recently increased our exposure in the technology sector, with names such as Intel and Dell Computer, and we think that stocks in a number of other sectors--manufacturing, transportation, energy, and finance, for example--are also attractive. We continue to find corporate bonds quite reasonably valued compared with other fixed income securities.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager

April 16, 2001


--------------------------------------------------------------------------------
PORTFOLIO CHANGES                                SIX MONTHS ENDED MARCH 31, 2001

                                   Comments
--------------------------------------------------------------------------------
J.P. Morgan Chase*                 Expected to reap substantial merger benefits.
--------------------------------------------------------------------------------
Hartford Financial Services*       Good quality company at a reasonable price.
--------------------------------------------------------------------------------
Dell Computer*                     Excellent strategy and good earnings
                                   in a difficult environment.
--------------------------------------------------------------------------------
WorldCom*                          Growth plans are expected to succeed;
                                   earnings expectations are conservative.
--------------------------------------------------------------------------------
Canadian Pacific                   Purchased before announcement of
                                   breakup, which unlocks value.
--------------------------------------------------------------------------------
Schlumberger*                      A sharp decline in the stock price due
                                   to merger activity created an attractive
                                   opportunity.
================================================================================
(Table continued on the next page.)

--------------------------------------------------------------------------------
                                      Comments
--------------------------------------------------------------------------------
Duke Energy                           Company's stock price fully reflected
                                      its prospects.
--------------------------------------------------------------------------------
Baxter International                  Growth potential is being fully recognized
                                      in price.
--------------------------------------------------------------------------------
Emerson Electric**                    Stock did well in 2000, but some
                                      end markets are weaker in 2001.
--------------------------------------------------------------------------------
Willamette Industries**               Received takeover proposal
                                      from Weyerhaeuser.
--------------------------------------------------------------------------------
Pharmacia                             Position reduced after sharp run-up.
--------------------------------------------------------------------------------
 *New holding in portfolio.
**Eliminated from portfolio.

See page 1 of the
accompanying insert
for a complete
listing of the
PORTFOLIO'S HOLDINGS.

REPORT
  from the Adviser                                             NEWELL ASSOCIATES

The equity income portfolio earned a 2.0% return during the six months ended March 31, 2001, outpacing both its average peer mutual fund and its benchmark index.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that a portfolio made up of undervalued stocks, whose dividend yields are high both in relation to current market averages and to historical norms, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
Only a year ago many investors had concluded that a new investment paradigm justified historically high stock valuations. The prevailing belief seemed to be "This time is different." Clearly, it was not. The Nasdaq Composite Index indeed rose to unprecedented heights in 1998 and 1999--but since then the correction in technology stocks has been severe enough to reverse the performance gap between the S&P 500 Index and the Equity Income Portfolio.
     When the gap was greatest, just over a year ago, the portfolio experienced a 12-month return that left it 24 percentage points behind the S&P 500 Index and 119 points behind the Nasdaq. This was the period from February 28, 1999, to February 29, 2000. In the following 13 months, the market turned around, wiping out the indexes' early lead. In the 25 months from February 28, 1999, through March 31 of this year, the portfolio outperformed the S&P 500 Index and the Nasdaq by 5 and 12 percentage points, respectively. As we have frequently said, investors do not have to take high risk to achieve a competitive rate of return, but they do have to be patient and keep faith with value as an investment philosophy.

OUR SUCCESSES
Transportation, retail, and tobacco stocks were the strongest contributors to the portfolio's performance. The railroads have worked through many of their merger and operating problems, and investors are beginning to anticipate improved earnings. Consumer confidence has held up well, helping to support retail sales. Tobacco stocks benefited from steady sales and cash flows and waning litigation threats.
     In our performance relative to the Russell 1000 Value Index, the largest single contribution in the financial services group came from Washington Mutual. Its excellent return made up for this sector's underweighting in the portfolio. Our food stocks benefited from merger speculation and from the perception that these stocks would prove a relatively safe haven in a slowing economy. In relative terms, the portfolio also benefited from not owning technology stocks.

OUR SHORTFALLS
Office equipment and electrical equipment stocks were the weakest performers. However, our holdings in these groups were small and did not severely affect results. The weakness in the office equipment area was caused mainly by Xerox, which is struggling with high debt and cash constraints. General Electric was weak because of investor concern over its pending acquisition of Honeywell. Our bank stocks rose less than the index's, hurting relative performance.

OUR PORTFOLIO POSITION
The portfolio's largest sector groups are health care, petroleum, banking, and telecommunications. While health care stocks performed well for most of 2000, they weakened on profit-taking in the past six months. We believe these companies continue to offer solid prospects for high-quality earnings growth and will once again make an important contribution to performance.
     Petroleum production and marketing continues to be one of the most important industries in the world. While stocks of these companies have risen dramatically from their 1998 levels, the market has not truly restored the sector to favor, and most petroleum stocks remain at acceptable valuation levels. We think that the industry will retain its economic importance and that demand for oil will rise as economies outside the United States return to growth.
     Despite the weak U.S. economy and deteriorating credit quality, the major banks have been strengthened by consolidation and the easing of regulatory restrictions. They also derive more of their income from fees than in the past, making them somewhat less sensitive to interest rate fluctuations. These qualities position the group to make important contributions to the portfolio.
     For the telecommunications industry, excess capacity and competition are the primary difficulties in the current environment. However, telecom companies lie at the heart of the communications revolution, and it is hard to see how the future potential of computers and of the Internet can be achieved without expanding the telephone companies' participation and potential for growth.
     We manage the portfolio to be a vehicle for investors who want current yield from common stocks at a rate significantly above that of the market, along with a competitive long-term total rate of return. The portfolio provides a place for those who want to invest in common stocks but to temper the risk of popular growth issues. We will continue to implement our value philosophy without yielding to the fads and fancies of the marketplace.

Roger D. Newell, Chairman April 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                                SIX MONTHS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
Additions                Comments
--------------------------------------------------------------------------------
General Electric         Consistent, high-quality earnings growth.
                         Concerns over potential acquisition of
                         Honeywell weakened stock price.
--------------------------------------------------------------------------------
Johnson & Johnson        Health care leader that delivers steady
                         earnings growth. Potential merger with
                         Alza provided opportunity to buy.
--------------------------------------------------------------------------------
Merck                    Strong pipeline of new prescription drugs.
                         Lower margins produced a decline in price.
--------------------------------------------------------------------------------
Morgan Stanley           Industry-leading positions in brokerage,
  Dean Witter*           investment banking, and credit services.
                         Stock price dropped on reports of exposure
                         to Lucent debt.
--------------------------------------------------------------------------------
Schering-Plough          Strong management team and
                         product pipeline. Stock down due to
                         manufacturing delays.
================================================================================
Reductions
--------------------------------------------------------------------------------
American Home            Strong performance over the past year has
                         Products driven price to high relative valuation level.
--------------------------------------------------------------------------------
Baker Hughes             High relative valuation on increase in
                         demand and rising oil prices.
--------------------------------------------------------------------------------
Bestfoods**              Acquired at a premium by Unilever.
--------------------------------------------------------------------------------
Lockheed Martin          High relative valuation on speculation that
                         the Bush administration will increase
                         defense spending.
--------------------------------------------------------------------------------
*  New holding in portfolio.
** Eliminated from portfolio.

See page 6 of the
accompanying insert
for a complete listing of the
portfolio's holdings.

REPORT
  from the Adviser                     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

The diversified value portfolio had a 12.0% return for the first half of the 2001 fiscal year, compared with -5.0% for the S&P 500/BARRA Value Index. This result is less a reflection of the manager's stock selection than a result of our constant adherence to a valuation discipline.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks that have above-average dividend yields, below-average prices in relation to earnings, sales, and book value, and the prospect of above-average total return.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
The past six months have seen the collapse of the significant bubble in "high-tech" issues. As we stated last year, we do not remember another time when investors exhibited such extreme behavior. As the economy slows down, we are reminded that most sectors have a natural vulnerability to the economic cycle.
     It will take time to recover from the market's current fundamental problems. Cuts in short-term interest rates are unlikely to stimulate venture-capital lending by banks, and the recent poor returns will discourage most other investors. This isn't about Wall Street; it's about Main Street. We need to reliquify the system, and that takes time.

OUR SUCCESSES
What benefited the portfolio most during the half-year was our selection of securities in the financial services sector. While many large banks had poor returns over the past several months, our holdings in that group were modest, and their declines were more than offset by the good returns of our cheaper issues. Savings-and-loans, insurance companies, and finance companies all had excellent results.
     A rebound in consumer stocks helped significantly, with diverse companies such as Waste Management and Toys R Us--and particularly Service Corporation International and Kmart, which rebounded strongly--leading the list. (While these names may seem to have little in common, they all fall under the banner of "consumer discretionary" stocks.)

OUR SHORTFALLS
Our holdings in the oil-services industry--which include Transocean Sedco, Schlumberger, and Halliburton--were poor performers, primarily because of company-specific problems rather than industry fundamentals. We expect very strong earnings from these companies for the year, but they have hurt us in the short term. Many of these stocks are being sold by momentum investors--those who buy stocks because they are rising and sell stocks because they are falling--who are being hurt by other investments that are experiencing earnings declines.

OOR PORTFOLIO POSITION
We believe that earnings problems among many companies are likely to continue. However, our portfolio, with its weighting of about 40% in energy stocks (both electric and oil companies), should march to the beat of a different drummer. Our investments in insurance, savings and loans, and health care companies also appear to be safe. We feel confident that with less than half of our portfolio exposed to cyclical earnings pressure, we should do well for the remainder of the fiscal year. Before 2002, however, it may be wise to investigate increasing our exposure to companies that would benefit from an improvement in the economy. We will wait to see how things develop.

James P. Barrow

April 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                                SIX MONTHS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
Additions                                 Comments
--------------------------------------------------------------------------------
Conoco CL A*                              Oil stock with good domestic assets.
--------------------------------------------------------------------------------
Southern*                                 Stock price was attractive due to a
                                          secondary offering.
================================================================================
Reductions
--------------------------------------------------------------------------------
Bank One**                                Concerned about asset quality; problem
                                          loans from previous management.
--------------------------------------------------------------------------------
First Union**                             Concerned about asset quality; problem
                                          loans from previous management.
--------------------------------------------------------------------------------
Fort James**                              Company bought by Georgia-Pacific.
--------------------------------------------------------------------------------
Honeywell International**                 Company being purchased by
                                          General Electric.
--------------------------------------------------------------------------------
The CIT Group                             Company being purchased by Tyco.
--------------------------------------------------------------------------------
John Hancock Financial                    A large, successful investment that
                                          we're now reducing.
--------------------------------------------------------------------------------
*  New holding in portfolio.
** Eliminated from portfolio.

See page 8 of the
accompanying insert for a complete
listing of the
PORTFOLIO'S HOLDINGS.

REPORT
  from the Adviser                            LINCOLN CAPITAL MANAGEMENT COMPANY

Your growth portfolio recorded a -48.5% return during the fiscal half-year ended March 31, 2001. This poor result occurred amid the most arduous half-year in memory for growth stocks. The portfolio's return trailed that of the Russell 1000 Growth Index, its index benchmark, by 10.7 percentage points and was 14.5 percentage points behind the average return of large-capitalization growth funds.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.
--------------------------------------------------------------------------------

     The portfolio was hit hard by a combination of events that collectively had a dramatic, negative impact on large-cap growth stocks. The U.S. economy switched abruptly from a rapid-growth mode to today's near-recession conditions. Corporate profits and cash flows slowed concurrently, and in many cases are recording declines from levels reported a year ago. The stock market--primarily as a result of concerns about corporate earnings--ended its long bullish phase and entered a bear market.
     The fund's performance shortfall versus its growth index benchmark and the average large-cap growth fund was due almost entirely to our holdings in the technology sector, particularly those stocks with higher growth rates and higher price/earnings ratios. During the past six months, these stocks produced very poor returns--the exact opposite of results during the previous six months.
     Although we moved to underweight the tech sector because of the economic uncertainties afflicting it, we did not anticipate the severity of the pressure on fundamentals that evolved in early 2001. As revenue and profit shortfalls occurred at company after company, the tech stocks that had been experiencing the highest growth rates (and whose share prices reflected the highest expectations for future growth) declined substantially more than their lower-growth counterparts, for which market expectations had been lower.
     In a pronounced bear market, winners are few and far between. Indeed, the definition of winners expands to include those stocks and industry sectors that decline much less than the overall portfolio and its relevant benchmarks. In this context, our decisions on individual holdings and sector weightings added value in several groups: communications, cyclical growth, finance, media, and energy. The breadth of these relatively strong holdings was encouraging, but the less-severe declines they suffered did not make up for our troubles in the tech sector.
     We know that our short-term returns have been quite disappointing to our fellow shareholders--just as they have been to us. The past six months have been extremely painful, but we believe, with great conviction, that the companies in the Growth Portfolio are sound, long-term enterprises. Further, we believe that a substantial rebound will occur as the economy and corporate earnings regain strength. We've experienced bear markets before, and we note that the catalyst for a rebound--and the magnitude of the upward thrust-- are usually unanticipated.

John Cole, Portfolio Manager
Dave Fowler, Portfolio Manager
Parker Hall, Portfolio Manager

April 12, 2001

REPORT
  from the Adviser                          GRANAHAN INVESTMENT MANAGEMENT, INC.

The environment for stocks of small companies, especially those with a high-growth profile, was harsh during the six months ended March 31, 2001. Significant price declines occurred in most indexes that measure small-capitalization growth stocks. The downturn resulted chiefly from reduced optimism about earnings prospects for these high-valuation stocks and from the deceleration in the economy in general.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of up to $1 billion) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.
--------------------------------------------------------------------------------

     The small company growth portfolio also declined during the half-year, though it suffered much less damage than small-cap growth stocks in general or the average small-cap growth fund.
     We describe below how we have positioned our portion of the portfolio (which accounts at present for more than 90% of its total assets). We also review how our strategy of selecting from "pioneer," "core growth," and "special situation" stocks helped to diversify the portfolio's holdings and cushion the severity of the slump in small-cap growth stocks during the six-month period.

OUR SUCCESSES AND SHORTFALLS
Consumer companies, which made up about 21% of our stock holdings, generated the best absolute returns during this difficult period. Strong contributors included ACNielson (a survey-research firm that was acquired by VNU in February 2001, after we bought it), Fleming (wholesale groceries), Genesco (shoes), Phillips-Van Heusen (apparel), Jones Apparel Group (women's clothing), and Coach (accessories). These and other holdings, such as Nautica Enterprises (apparel), Quiksilver (youth apparel), and Shuffle Master (gaming equipment), generally benefited from their earnings growth and their relatively attractive valuations. Such traits stood out as many highly priced growth stocks experienced earnings shortfalls.
     Although we saw declines in our health care (28% of equities) and technology (15% of equities) holdings, these stocks outperformed their respective sectors in the Russell 2000 Growth Index, our benchmark index. That said, our tech stocks were down significantly as the group was hammered. It's now clear that heavy investment throughout the sector led to overcapacity, which resulted in falling prices and earnings disappointments. Our portfolio had a lower weighting in tech stocks than our benchmark index, and, as mentioned, the return for our selections beat the average for the index sector. Even so, we held many stocks that detracted from our performance, including Polycom (video- and audioconferencing equipment), Oak Technology (computer parts), and Sipex (integrated circuits).

--------------------------------------------------------------------------------
It's now clear that heavy investment throughout the tech sector led to overcapacity, which resulted in falling prices and earnings disappointments.
--------------------------------------------------------------------------------

     Health care was our largest sector commitment on March 31. Strong contributors to performance during the half-year included Genzyme
(biotechnology), Bindley Western Industries (wholesaler), and BioChem Pharma (drugs), with the latter two benefiting from merger activity.
     Financial services stocks, which as of March 31 accounted for 14% of our equity holdings, helped our performance both on an absolute basis and relative to our benchmarks. Concord EFS (credit-card transaction processing) and Investment Technology Group (trading software) were big gainers, and we have since reduced our stakes in these companies.
     We also saw good results from our trucking stocks (M.S. Carriers, Swift Transportation, Heartland Express, and Werner Enterprises), a group that got a boost from merger activity. The fund's energy stocks generally continued strong, although our cutback in this sector may prove to have been premature.
     In terms of investment categories, we saw better performance from our "special situation" stocks (those we purchase opportunistically) than from our "pioneers" (companies with exciting prospects but brief track records) or "core growth" (companies with strong track records) holdings. Many of our strongest performers--including Phillips-Van Heusen, Genesco, and Fleming--were in the "special situation" category, where the timing of entry was paramount in terms of these stocks' earnings and appeal. We blend stocks from these three categories in proportions that depend on where we see the best opportunities.

OUR OUTLOOK
Since December 2000, the market has been lowering its assessment of earnings prospects for most companies. This process has been most intense in the technology sector, but has by no means been limited to that area. While the Federal Reserve Board's reductions in short-term interest rates should eventually help, it's premature to predict when an earnings turnaround will occur.
     Among our holdings, we're also seeing a deceleration in earnings growth--a trend we forecast in our letter to you last September. Because we expanded our "special situation" holdings in 2000 and sharply reduced our stake in "pioneer" companies, whose stocks depend more on conceptual earnings scenarios than on actual earnings, the companies in our portfolio, in the aggregate, are still posting earnings growth. However, we think the slowdown in earnings growth for our holdings will continue.
     Compared with our benchmark index, we continue to overweight the health care and financial services groups, hold a neutral weighting in consumer stocks, and underweight technology and energy issues. We have recently begun to add to positions in selected technology stocks whose share prices have fallen to attractive levels.

John J. Granahan, Portfolio Manager
Gary C. Hatton, Assistant Portfolio Manager
Jane M. White, Assistant Portfolio Manager

April 16, 2001

REPORT                                            SCHRODER INVESTMENT MANAGEMENT
  from the Adviser                                            NORTH AMERICA INC.

The international portfolio had a total return of -12.6% during the six months ended March 31, 2001. This placed us about 3 percentage points ahead of our unmanaged benchmark, the MSCI EAFE Index, and about 5 percentage points ahead of the average international stock mutual fund.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------

The INVESTMENT ENVIRONMENT
It was a tough climate for equities, particularly high-rated growth stocks, which continued the decline seen in the second half of fiscal 2000. As measured by the EAFE Growth Index, international growth stocks returned -22.6% during the six-month period. The loss of confidence in technology and telecommunications stocks has been worldwide, and there have been no hiding places.
     U.S. market indexes fell further than non-U.S. indexes because new-economy stocks accounted for a greater proportion of the U.S. market. However, a more important distinction should be highlighted, and that is the divergence in anticipated growth rates. European economies, where 74% of the assets of the International Portfolio are invested, are expected to perform much more strongly than the U.S. economy over the next 12 months. This is not true of Japan, where 2000's economic recovery is fading away, as we expected, nor of the smaller Asian countries, which depend heavily on trade with Japan and the United States. This is why we have only about 20% of your portfolio's assets invested in the Pacific Rim.

OUR SUCCESSES
Six months ago, I outlined five significant policy positions that would determine our result in the year ahead. So far, three have benefited performance and two have hindered it. The three that helped were:
- At a time when we sought not to assume too much risk, we made sure that we had a large position in the United Kingdom, which offers a lot of defensive stocks. This paid off--if losing only -6% can be described as a "win"--particularly since we kept faith with the consumer stocks, which had been laggards during our 2000 fiscal year.

- Worried by Japan's lack of vigor and slow pace of corporate reform, we decided to maintain a relatively small position there. It is now about 12% of assets. This limited our potential losses in Japan, where both our holdings and the overall market fell by about -20%. Fortunately, we partly hedged our exposure to the Japanese yen, a step that protected us somewhat from a 15% fall in the currency.
- We positioned over half of the fund in continental Europe, where we anticipated better economic growth than elsewhere in the developed world. This indeed transpired, and the -14% return from our European holdings compared favorably with returns from markets in Asia and the United States. Only the U.K. market performed better.
     Again, we concede that it is difficult to think of these positions as constituting success.

OUR SHORTFALLS
Our fourth key position was a stake of about 6% (on average) of fund assets in emerging markets, particularly South Korea and Taiwan, whose technology stocks we felt were much cheaper than their Japanese peers. This turned out to be correct--our Korean and Taiwanese tech stocks fell by a little under -16%, while tech stocks in Japan fell by nearly -36%--but it cannot be termed a success.
     Our fifth major policy position when the fiscal year started was the fund's 40% position in new-economy stocks. One month later, with evidence emerging of unsold goods and financing problems, we realized that we were badly wrong, and we quickly sold many of our tech and telecom holdings, while maintaining our exposure to media stocks. By November 30, the fund's total position in these groups was down to 28% of assets, and by March 31, it was down to 24%.

OUR PORTFOLIO POSITION
Four significant policy positions will determine our performance in the foreseeable future:
- We continue to maintain a substantial proportion of the portfolio (just over half) in continental Europe. During a period of global economic uncertainty, European companies are likely to prove resilient. Local governments have lowered taxes on both companies and individuals, which should boost demand by a little over 0.5%. In addition, most European companies are not heavily indebted, and the economic behavior of consumers there is not likely to be much influenced by the ups and downs of the stock markets.
- We have increased the fund's stake in the United Kingdom to 22% of assets. These holdings will continue to be our principal defensive protection and will be the first to be reduced when we take a more aggressive stance.

- We have about 12% of fund assets invested in Japan (well under Japan's weighting of nearly 24% in the EAFE Index). Many of Japan's strongest companies operate in relatively cyclical industries where it seems premature to add exposure. The prospect of weakening economic growth in Japan, combined with the lack of government options for cutting taxes or interest rates, makes for a difficult environment. However, by a number of measures, Japanese companies are cheap, and any sign of acceleration in the pace of corporate restructuring would encourage us to add to our positions there.
- We have 5% of fund assets invested in selected emerging markets, with South Korea and Taiwan being the most prominent. These markets enjoy global competitiveness and are long-term beneficiaries of increased outsourcing. Technology stocks are between 25% and 50% cheaper there than in Japan and Europe, and we expect this valuation discount to narrow.

Richard Foulkes, Executive Vice President

April 10, 2001

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                                SIX MONTHS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
Additions                       Comments
--------------------------------------------------------------------------------
Bank of Scotland*               Losing a takeover struggle for another U.K.
                                bank undermined the bank's strategy, but
                                not for long.
--------------------------------------------------------------------------------
Bayer*                          A German chemical and pharmaceutical com-
                                pany whose share price has been excessively
                                discounted because it's a conglomerate.
--------------------------------------------------------------------------------
L'Air Liquide*                  The world's largest industrial gases company.
                                This is an innately defensive business, but it
                                has ambitious growth plans.
================================================================================
Reductions
--------------------------------------------------------------------------------
Siemens**                       A victim of our about-turn on technology
                                stocks; a transformed company (for the
                                better) but horribly out of favor.
--------------------------------------------------------------------------------
ABB**                           This great Swiss company is beginning to
                                struggle in a difficult environment for capital
                                goods. It is highly valued, and thus vulnerable.
--------------------------------------------------------------------------------
Total Fina Elf                  Our only oil stock, in which we had a very
                                big position. We sold some because it is
                                overvalued if oil prices return to normal.
--------------------------------------------------------------------------------
 *New holding in portfolio.
**Eliminated from portfolio.

See page 30 of the
accompanying insert
for a complete
listing of the
portfolio's holdings.

PORTFOLIO PROFILE                                           As of March 31, 2001
  for Balanced Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 33-34.

------------------------------------------------------
TOTAL PORTFOLIO CHARACTERISTICS

Yield                                            3.5%
Turnover Rate                                     30%*
Expense Ratio                                   0.29%*
Cash Investments                                 0.7%
------------------------------------------------------


-----------------------------------------------------
TEN LARGEST STOCKS
(% of equities)

Alcoa Inc.                                       3.3%
 (aluminum)
International Business Machines Corp.            2.5
 (computer technology)
Canadian Pacific Ltd.                            2.4
 (conglomerate)
Citigroup, Inc.                                  2.3
 (financial services)
Pharmacia Corp.                                  2.3
 (pharmaceuticals)
Union Pacific Corp.                              2.3
 (railroad)
Verizon Communications                           2.0
 (telecommunications)
CIGNA Corp.                                      1.9
 (insurance)
Marsh & McLennan Cos., Inc.                      1.8
 (financial services)
U.S. Bancorp                                     1.8
 (banks)
-----------------------------------------------------
Top Ten                                         22.6%
-----------------------------------------------------
Top Ten as % of Total Net Assets                14.8%
-----------------------------------------------------


--------------------------------------------------------------------------------
TOTAL PORTFOLIO VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                       PORTFOLIO     BEST FIT**        PORTFOLIO            5000
--------------------------------------------------------------------------------
R-Squared                   0.53           1.00             0.38            1.00
Beta                        0.42           1.00             0.35            1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                                      PORTFOLIO       BEST FIT**            5000
--------------------------------------------------------------------------------
Auto & Transportation                     12.2%             1.9%            2.1%
Consumer Discretionary                     6.6             12.3            13.6
Consumer Staples                           4.0              7.3             6.4
Financial Services                        16.0             18.8            19.9
Health Care                                9.1             13.6            13.5
Integrated Oils                            9.9              5.4             3.6
Other Energy                               2.0              2.7             3.2
Materials & Processing                    11.8              2.7             3.1
Producer Durables                          8.0              2.9             3.4
Technology                                 6.6             16.8            16.5
Utilities                                 11.9              9.4             9.5
Other                                      1.9              6.2             5.2
--------------------------------------------------------------------------------


--------------------------
PORTFOLIO ASSET ALLOCATION
--------------------------
Cash Investments        1%
Bonds                  34%
Stocks                 65%
--------------------------

*  Annualized.
** S&P 500 Index.

--------------------------------------------------------------------------------
EQUITY CHARACTERISTICS
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                                      PORTFOLIO        BEST FIT*            5000
--------------------------------------------------------------------------------
Number of Stocks                            100              500           6,615
Median Market Cap                        $21.7B           $59.7B          $35.2B
Price/Earnings Ratio                      16.0x            23.8x           24.6x
Price/Book Ratio                           2.6x             3.9x            3.4x
Dividend Yield                             2.3%             1.3%            1.3%
Return on Equity                          18.7%            23.8%           22.6%
Earnings Growth Rate                       8.9%            15.2%           15.5%
Foreign Holdings                          11.2%             1.4%            0.0%
--------------------------------------------------------------------------------

-----------------------
EQUITY INVESTMENT FOCUS
-----------------------
MARKET CAP        Large
STYLE             Value
-----------------------

--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
--------------------------------------------------------------------------------
                                                                          LEHMAN
                                      PORTFOLIO       BEST FIT**          INDEX+
--------------------------------------------------------------------------------
Number of Bonds                              99            2,453           6,120
Yield to Maturity                          6.4%             6.3%            6.0%
Average Coupon                             6.9%             7.0%            6.9%
Average Maturity                      9.3 years       10.0 years       8.3 years
Average Quality                             Aa3              Aa3             Aaa
Average Duration                      5.5 years        5.4 years       4.6 years
--------------------------------------------------------------------------------

-----------------------------------------------
FIXED INCOME INVESTMENT FOCUS
-----------------------------------------------
CREDIT QUALITY      Investment-Grade Corporate
AVERAGE MATURITY    Medium
-----------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% of bonds)
-----------------------------------------------
Treasury/Agency++                         29.3%
Aaa                                        5.6
Aa                                        16.9
A                                         32.0
Baa                                       15.4
Ba                                         0.8
B                                          0.0
Not Rated                                  0.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------


-----------------------------------------------
DISTRIBUTION BY ISSUER
 (% of bonds)
-----------------------------------------------
Asset-Backed                               0.0%
Commercial Mortgage-Backed                 1.0
Finance                                   24.4
Foreign                                    3.2
Government Mortgage-Backed                11.5
Industrial                                30.0
Treasury/Agency                           17.8
Utilities                                 12.1
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------

 *S&P 500 Index.
**Lehman Credit A or Better Index.
 +Lehman Aggregate Bond Index.
++Includes government mortgage-backed bonds.

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.
                                       23

PORTFOLIO PROFILE                                           As of March 31, 2001
  for Equity Income Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 33-34.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                                      PORTFOLIO        BEST FIT*            5000
--------------------------------------------------------------------------------
Number of Stocks                            105              718           6,615
Median Market Cap                        $56.3B           $36.3B          $35.2B
Price/Earnings Ratio                      20.4x            19.1x           24.6x
Price/Book Ratio                           3.3x             3.0x            3.4x
Yield                                      2.3%             1.9%            1.3%
Return on Equity                          23.1%            21.0%           22.6%
Earnings Growth Rate                       7.0%            11.2%           15.5%
Foreign Holdings                           7.7%             0.0%            0.0%
Turnover Rate                              2%**               --              --
Expense Ratio                           0.33%**               --              --
Cash Investments                           1.8%               --              --
--------------------------------------------------------------------------------


-----------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)
-----------------------------------------------
Exxon Mobil Corp.                          4.8%
 (oil)
Verizon Communications                     4.6
 (telecommunications)
BP Amoco PLC ADR                           3.6
 (oil)
Bristol-Myers Squibb Co.                   3.6
 (pharmaceuticals)
SBC Communications Inc.                    3.3
 (telecommunications)
Merck & Co., Inc.                          2.7
 (pharmaceuticals)
Bank of America Corp.                      2.5
 (banks)
Philip Morris Cos., Inc.                   2.5
 (tobacco)
American Home Products Corp.               2.3
 (pharmaceuticals)
GlaxoSmithKline PLC                        2.0
 (pharmaceuticals)
-----------------------------------------------
Top Ten                                   31.9%
-----------------------------------------------


--------------------------------------------------------------------------------
VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                       PORTFOLIO      BEST FIT*        PORTFOLIO            5000
--------------------------------------------------------------------------------
R-Squared                   0.85           1.00             0.22            1.00
Beta                        0.82           1.00             0.38            1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                                      PORTFOLIO        BEST FIT*            5000
Auto & Transportation                      3.2%             3.2%            2.1%
Consumer Discretionary                     6.1              9.6            13.6
Consumer Staples                          12.0              8.2             6.4
Financial Services                        19.4             31.6            19.9
Health Care                               15.9              8.6            13.5
Integrated Oils                           14.5              7.1             3.6
Other Energy                               0.8              2.9             3.2
Materials & Processing                     4.0              4.1             3.1
Producer Durables                          2.9              3.4             3.4
Technology                                 0.0              3.7            16.5
Utilities                                 17.0             14.8             9.5
Other                                      4.2              2.8             5.2
--------------------------------------------------------------------------------


--------------------------------
INVESTMENT FOCUS
--------------------------------
MARKET CAP                 Large
STYLE                      Value
--------------------------------

 *Russell 1000 Value Index.
**Annualized.

PORTFOLIO PROFILE                                           As of March 31, 2001
 for Diversified Value Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 33-34.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                                      PORTFOLIO        BEST FIT*            5000
--------------------------------------------------------------------------------
Number of Stocks                             46              375           6,615
Median Market Cap                        $13.4B           $33.0B          $35.2B
Price/Earnings Ratio                      17.4x            19.3x           24.6x
Price/Book Ratio                           2.4x             2.7x            3.4x
Yield                                      2.6%             2.2%            1.3%
Return on Equity                          16.6%            19.0%           22.6%
Earnings Growth Rate                       8.8%            10.1%           15.5%
Foreign Holdings                           4.6%             0.0%            0.0%
Turnover Rate                             18%**               --              --
Expense Ratio                           0.44%**               --              --
Cash Investments                           7.2%               --              --
--------------------------------------------------------------------------------


-----------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)
-----------------------------------------------
Reliant Energy, Inc.                       3.4%
 (electrical utilities)
Southern Co.                               3.3
 (electrical utilities)
XL Capital Ltd. Class A                    3.1
 (insurance)
Washington Mutual, Inc.                    3.1
 (savings & loan)
Sears, Roebuck & Co.                       3.0
 (retail)
Citigroup, Inc.                            3.0
 (financial services)
Waste Management, Inc.                     2.9
 (commercial services)
Entergy Corp.                              2.9
 (electrical utilities)
Northeast Utilities                        2.9
 (electrical utilities)
Philip Morris Cos., Inc.                   2.8
 (tobacco)
-----------------------------------------------
Top Ten 30.4%
-----------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                                      PORTFOLIO         BEST FIT*           5000
--------------------------------------------------------------------------------
Auto & Transportation                      0.0%              3.4%           2.1%
Consumer Discretionary                    14.2              10.0           13.6
Consumer Staples                           4.9               4.2            6.4
Financial Services                        29.5              26.4           19.9
Health Care                                3.4               2.2           13.5
Integrated Oils                            9.1              10.0            3.6
Other Energy                              10.1               4.9            3.2
Materials & Processing                     4.0               4.8            3.1
Producer Durables                          1.8               5.2            3.4
Technology                                 0.0               8.5           16.5
Utilities                                 20.4              16.6            9.5
Other                                      2.6               3.8            5.2
--------------------------------------------------------------------------------


--------------------------------
INVESTMENT FOCUS
--------------------------------
MARKET CAP                 Large
STYLE                      Value
--------------------------------

 *S&P 500/BARRA Value Index.
**Annualized.

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.
                                       25

PORTFOLIO PROFILE                                           As of March 31, 2001
 for Equity Index Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to its unmanaged target index and a broader market index. Key terms are defined on pages 33-34.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                                          TARGET        WILSHIRE
                                      PORTFOLIO           INDEX*            5000
--------------------------------------------------------------------------------
Number of Stocks                            506              500           6,615
Median Market Cap                        $59.7B           $59.7B          $35.2B
Price/Earnings Ratio                      23.8x            23.8x           24.6x
Price/Book Ratio                           3.9x             3.9x            3.4x
Yield                                      1.2%             1.3%            1.3%
Return on Equity                          23.8%            23.8%           22.6%
Earnings Growth Rate                      15.2%            15.2%           15.5%
Foreign Holdings                           1.4%             1.4%            0.0%
Turnover Rate                              7%**               --              --
Expense Ratio                           0.18%**               --              --
Cash Investments                           0.1%               --              --
--------------------------------------------------------------------------------


-----------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)
-----------------------------------------------
General Electric Co.                       4.0%
 (conglomerate)
Microsoft Corp.                            2.8
 (software)
Exxon Mobil Corp.                          2.7
 (oil)
Pfizer, Inc.                               2.5
 (pharmaceuticals)
Citigroup, Inc.                            2.2
 (financial services)
Wal-Mart Stores, Inc.                      2.2
 (retail)
American International Group, Inc.         1.8
 (insurance)
Intel Corp.                                1.7
 (computer hardware)
Merck & Co., Inc.                          1.7
 (pharmaceuticals)
AOL Time Warner Inc.                       1.7
 (media)
-----------------------------------------------
Top Ten 23.3%
-----------------------------------------------


--------------------------------------------------------------------------------
VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                         TARGET                         WILSHIRE
                       PORTFOLIO         INDEX*        PORTFOLIO            5000
--------------------------------------------------------------------------------
R-Squared                   1.00           1.00             0.94            1.00
Beta                        1.00           1.00             0.92            1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
--------------------------------------------------------------------------------
                                                          TARGET        WILSHIRE
                                      PORTFOLIO           INDEX*            5000
--------------------------------------------------------------------------------
Auto & Transportation                      1.9%             1.9%            2.1%
Consumer Discretionary                    12.3             12.3            13.6
Consumer Staples                           7.3              7.3             6.4
Financial Services                        18.8             18.8            19.9
Health Care                               13.6             13.6            13.5
Integrated Oils                            5.4              5.4             3.6
Other Energy                               2.7              2.7             3.2
Materials & Processing                     2.7              2.7             3.1
Producer Durables                          2.9              2.9             3.4
Technology                                16.8             16.8            16.5
Utilities                                  9.4              9.4             9.5
Other                                      6.2              6.2             5.2
--------------------------------------------------------------------------------


--------------------------------
INVESTMENT FOCUS
--------------------------------
MARKET CAP                 Large
STYLE                      Blend
--------------------------------

 *S&P 500 Index.
**Annualized.

PORTFOLIO PROFILE                                           As of March 31, 2001
 for Mid-Cap Index Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to its unmanaged target index and a broader market index. Key terms are defined on pages 33-34.


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                                          TARGET        WILSHIRE
                                      PORTFOLIO           INDEX*            5000
--------------------------------------------------------------------------------
Number of Stocks                            408              400           6,615
Median Market Cap                         $2.4B            $2.4B          $35.2B
Price/Earnings Ratio                      19.5x            19.5x           24.6x
Price/Book Ratio                           2.6x             2.6x            3.4x
Yield                                      0.9%             1.1%            1.3%
Return on Equity                          16.0%            16.0%           22.6%
Earnings Growth Rate                      12.7%            12.7%           15.5%
Foreign Holdings                           0.4%             0.4%            0.0%
Turnover Rate                             52%**               --              --
Expense Ratio                           0.30%**               --              --
Cash Investments                           0.0%               --              --
--------------------------------------------------------------------------------


-----------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)
-----------------------------------------------
Genzyme Corp.                              1.1%
 (pharmaceuticals)
Electronic Arts Inc.                       0.9
 (consumer electronics)
M & T Bank Corp.                           0.9
 (banks)
SunGard Data Systems, Inc.                 0.8
 (financial services)
Millennium Pharmaceuticals, Inc.           0.8
 (biotechnology)
DST Systems, Inc.                          0.8
 (financial services)
Waters Corp.                               0.8
 (electronics)
BJ Services Co.                            0.8
 (oil)
IDEC Pharmaceuticals Corp.                 0.7
 (biotechnology)
R.J. Reynolds Tobacco Holdings, Inc.       0.7
 (tobacco)
-----------------------------------------------
Top Ten                                    8.3%
-----------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
--------------------------------------------------------------------------------
                                                          TARGET        WILSHIRE
                                      PORTFOLIO           INDEX*            5000
--------------------------------------------------------------------------------
Auto & Transportation                      3.1%             3.1%            2.1%
Consumer Discretionary                    16.3             16.1            13.6
Consumer Staples                           4.1              4.0             6.4
Financial Services                        20.9             22.5            19.9
Health Care                               11.5             11.4            13.5
Integrated Oils                            0.4              0.4             3.6
Other Energy                               6.7              6.3             3.2
Materials & Processing                     6.4              6.5             3.1
Producer Durables                          4.8              4.6             3.4
Technology                                14.2             13.7            16.5
Utilities                                 10.0              9.8             9.5
Other                                      1.6              1.6             5.2
--------------------------------------------------------------------------------


--------------------------------
INVESTMENT FOCUS
--------------------------------
MARKET CAP                Medium
STYLE                      Blend
--------------------------------

 *S&P MidCap 400 Index.
**Annualized.

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.

PORTFOLIO PROFILE                                           As of March 31, 2001
 for Growth Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 33-34.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                                      PORTFOLIO        BEST FIT*            5000
--------------------------------------------------------------------------------
Number of Stocks                             61              526           6,615
Median Market Cap                        $64.9B           $66.5B          $35.2B
Price/Earnings Ratio                      44.7x            36.8x           24.6x
Price/Book Ratio                           5.7x             6.1x            3.4x
Yield                                      0.2%             0.6%            1.3%
Return on Equity                          27.1%            27.4%           22.6%
Earnings Growth Rate                      24.4%            22.3%           15.5%
Foreign Holdings                           2.2%             0.0%            0.0%
Turnover Rate                            116%**               --              --
Expense Ratio                           0.33%**               --              --
Cash Investments                           2.3%               --              --
--------------------------------------------------------------------------------


-----------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)
-----------------------------------------------
Pfizer, Inc.                               8.3%
 (pharmaceuticals)
General Electric Co.                       7.6
 (conglomerate)
Home Depot, Inc.                           4.4
 (retail)
The Coca-Cola Co.                          4.0
 (beverage)
Tyco International Ltd.                    3.5
 (diversified services)
Sun Microsystems, Inc.                     3.5
 (computer technology)
AOL Time Warner Inc.                       3.4
 (media)
American Home Products Corp.               3.0
 (pharmaceuticals)
Cisco Systems, Inc.                        2.9
 (computer networks)
Comcast Corp. Special Class A              2.5
 (telecommunications)
-----------------------------------------------
Top Ten 43.1%
-----------------------------------------------


--------------------------------------------------------------------------------
VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                       PORTFOLIO      BEST FIT*        PORTFOLIO            5000
--------------------------------------------------------------------------------
R-Squared                   0.94           1.00             0.84            1.00
Beta                        1.03           1.00             1.30            1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                                      PORTFOLIIO       BEST FIT*            5000
--------------------------------------------------------------------------------
Auto & Transportation                      0.0%             0.5%            2.1%
Consumer Discretionary                    14.6             15.1            13.6
Consumer Staples                           6.7              4.8             6.4
Financial Services                         4.9              3.7            19.9
Health Care                               23.2             22.7            13.5
Integrated Oils                            0.0              0.0             3.6
Other Energy                               3.6              2.3             3.2
Materials & Processing                     0.0              0.2             3.1
Producer Durables                          1.6              2.5             3.4
Technology                                29.9             36.2            16.5
Utilities                                  4.3              3.0             9.5
Other                                     11.2              9.0             5.2
--------------------------------------------------------------------------------

--------------------------------
INVESTMENT FOCUS
--------------------------------
MARKET CAP                 Large
STYLE                     Growth
--------------------------------

 *Russell 1000 Growth Index.
**Annualized.

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.

PORTFOLIO PROFILE                                           As of March 31, 2001
 for Small Company Growth Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 33-34.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                                      PORTFOLIO        BEST FIT*            5000
--------------------------------------------------------------------------------
Number of Stocks                            535            1,215           6,615
Median Market Cap                         $0.8B            $0.8B          $35.2B
Price/Earnings Ratio                      29.8x            35.4x           24.6x
Price/Book Ratio                           2.8x             3.7x            3.4x
Yield                                      0.9%             0.4%            1.3%
Return on Equity                          12.3%            16.8%           22.6%
Earnings Growth Rate                      15.3%            21.1%           15.5%
Foreign Holdings                           1.4%             0.0%            0.0%
Turnover Rate                             75%**               --              --
Expense Ratio                           0.49%**               --              --
Cash Investments                           8.9%               --              --
--------------------------------------------------------------------------------


-----------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)
-----------------------------------------------
Equity Residential Properties Trust REIT   2.2%
 (real estate)
Mettler-Toledo International Inc.          2.1
 (electronics)
Genzyme Corp.                              2.1
 (pharmaceuticals)
DENTSPLY International Inc.                2.0
 (medical)
Sun Communities, Inc. REIT                 1.7
 (real estate)
Regency Centers Corp.                      1.5
 (real estate)
Clayton Homes Inc.                         1.4
 (materials & construction)
Henry Schein, Inc.                         1.4
 (medical)
Insight Communications Co., Inc.           1.3
 (cable television)
Heartland Express, Inc.                    1.2
 (truckers)
-----------------------------------------------
Top Ten                                   16.9%
-----------------------------------------------


--------------------------------------------------------------------------------
VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                       PORTFOLIO      BEST FIT*        PORTFOLIO            5000
--------------------------------------------------------------------------------
R-Squared                   0.90           1.00             0.47            1.00
Beta                        0.90           1.00             1.18            1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
--------------------------------------------------------------------------------
                                                                        WILSHIRE
                                      PORTFOLIO         BEST FIT*           5000
--------------------------------------------------------------------------------
Auto & Transportation                      4.9%              1.9%           2.1%
Consumer Discretionary                     21.2              20.5           13.6
Consumer Staples                            1.4               1.9            6.4
Financial Services                         14.1              10.5           19.9
Health Care                                28.0              22.2           13.5
Integrated Oils                             0.0               0.0            3.6
Other Energy                                4.3               7.3            3.2
Materials & Processing                      1.5               6.1            3.1
Producer Durables                           8.8               9.6            3.4
Technology                                 15.1              17.6           16.5
Utilities                                   0.7               2.1            9.5
Other                                       0.0               0.3            5.2
--------------------------------------------------------------------------------

--------------------------------
INVESTMENT FOCUS
--------------------------------
MARKET CAP                 Small
STYLE                     Growth
--------------------------------

 *Russell 2000 Growth Index.
**Annualized.

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.
                                       29

PORTFOLIO PROFILE                                           As of March 31, 2001
 for International Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on pages 33-34.

-----------------------------------------------
PORTFOLIO CHARACTERISTICS
-----------------------------------------------
                                           MSCI
                       PORTFOLIO           EAFE
-----------------------------------------------
Number of Stocks             118             12
Turnover Rate               46%*             --
Expense Ratio             0.42%*             --
Cash Investments            4.8%             --
-----------------------------------------------


-----------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)
-----------------------------------------------
ING Groep NV                               6.9%
 (financial services)
Vivendi Universal SA                       3.5
 (media)
Vodafone Group PLC                         2.5
 (cellular telecommunications)
Suez Lyonnaise des Eaux                    2.5
 (conglomerate)
Samsung Electronics                        2.4
 (electronics)
AstraZeneca Group PLC                      2.2
 (pharmaceuticals)
Koninklijke (Royal) Philips
 Electronics NV                            2.2
 (electronics)
Elan Corp. PLC ADR                         2.1
 (pharmaceuticals)
Total Fina Elf                             2.1
 (integrated oil)
Tesco PLC                                  2.1
 (retail)
-----------------------------------------------
Top Ten                                   28.5%
-----------------------------------------------


-----------------------------------------------
VOLATILITY MEASURES
-----------------------------------------------
                                           MSCI
                       PORTFOLIO           EAFE
-----------------------------------------------
R-Squared                   0.89           1.00
Beta                        0.96           1.00
-----------------------------------------------


--------------------------------
ALLOCATION BY REGION
--------------------------------
Emerging Markets              5%
PAcific                      17
Europe                       78
--------------------------------

*Annualized.

-----------------------------------------------
COUNTRY DIVERSIFICATION
 (% of common stocks)
-----------------------------------------------
                                           MSCI
                       PORTFOLIO           EAFE
-----------------------------------------------
EUROPE
United Kingdom             23.5%          21.6%
France                     17.9           11.2
Netherlands                13.9            5.6
Germany                     5.7            8.8
Switzerland                 4.1            6.9
Italy                       3.4            4.8
Ireland                     3.4            0.7
Sweden                      3.3            2.2
Spain                       2.1            3.3
Belgium                     0.4            1.0
Finland                     0.3            1.9
Austria                     0.0            0.2
Denmark                     0.0            1.0
Norway                      0.0            0.5
Portugal                    0.0            0.6
-----------------------------------------------
Subtotal                   78.0%          70.3%
-----------------------------------------------
PACIFIC
Japan                      12.6%          23.7%
Hong Kong                    3.0           2.2
Singapore                    1.3           0.9
Australia                    0.0           2.8
New Zealand                  0.0           0.1
-----------------------------------------------
Subtotal                   16.9%          29.7%
-----------------------------------------------
EMERGING MARKETS
South Korea                 2.5%             --
Taiwan                      1.7              --
Mexico                      0.5              --
Brazil                      0.4              --
-----------------------------------------------
Subtotal                    5.1%             --
-----------------------------------------------
Total                     100.0%         100.0%
-----------------------------------------------

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.
                                       31

PORTFOLIO PROFILE                                           As of March 31, 2001
 for REIT Index Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on pages 33-34.

----------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------
                                                        WILSHIRE
                                      PORTFOLIO             5000
----------------------------------------------------------------
Number of Stocks                            113            6,615
Median Market Cap                         $1.9B           $35.2B
Price/Earnings Ratio                      16.1x            24.6x
Price/Book Ratio                           1.4x             3.4x
Dividend Yield                            7.4%*             1.3%
Return on Equity                          13.1%            22.6%
Earnings Growth Rate                      13.6%            15.5%
Foreign Holdings                           0.0%             0.0%
Turnover Rate                              6%**               --
Expense Ratio                           0.39%**               --
Cash Investments                           1.5%               --
----------------------------------------------------------------


----------------------------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)
----------------------------------------------------------------
Equity Office Properties Trust REIT                         6.8%
Equity Residential Properties
 Trust REIT                                                 5.4
Simon Property Group, Inc. REIT                             3.5
Spieker Properties, Inc. REIT                               2.9
Publi Storage, Inc. REIT                                    2.7
Boston Properties, Inc. REIT                                2.6
ProLogis Trust REIT                                         2.6
Apartment Investment &
 Management Co. Class A REIT                                2.5
Vornado Realty Trust REIT                                   2.5
Avalonbay Communities, Inc. REIT                            2.4
----------------------------------------------------------------
Top Ten                                                    33.9%
----------------------------------------------------------------

-----------------------------------------------
PORTFOLIO ALLOCATION BY REIT TYPE

Apartments                                23.4%
Office                                    21.1
Retail                                    19.6
Diversified                               14.8
Industrial                                14.8
Hotels                                     6.3
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------


--------------------------------
INVESTMENT FOCUS
--------------------------------
MARKET CAP                 Small
STYLE                      Value
--------------------------------

 *This dividend yield includes some payments that represent a return of capital by the underlying REITs.The amount of such return of capital is only determined by each REIT after its fiscal year-end.
**Annualized.

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.
                                     32

GLOSSARY
 of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of a benchmark. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" or target index. Each index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a portfolio's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
                                       33

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the market in general. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" or target index. If a portfolio's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the portfolio's returns bore no relationship to an index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES

In the performance summaries below and on the following pages, all of the data represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


BALANCED PORTFOLIO
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                         May 23, 1991-March 31, 2001

[SCALE -60% TO 100%]
                               BALANCED PORTFOLIO    COMPOSITE STOCK/BOND INDEX*
                       1991            2.5%                     2.8%
                       1992           10.3%                    12.3%
                       1993           14.1%                    13.7%
                       1994            2.7%                    -0.4%
                       1995           23.7%                    26.6%
                       1996           15.3%                    14.3%
                       1997           27.6%                    30.2%
                       1998            7.3%                    11.5%
                       1999            9.4%                    15.4%
                       2000            5.9%                    11.0%
                       2001**          6.6%                    -9.9%
--------------------------------------------------------------------------------
 *65% S&P 500 Index,  35% Lehman Long Credit AA or Better Bond Index  through
  March 31, 2000; and 35% Lehman Credit A or Better Index thereafter.
**Six months ended March 31, 2001.
See Financial Highlights table on page 47 for dividend and capital gains information for the past five years. Equity Income Portfolio


EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                         June 7, 1993-March 31, 2001

[SCALE -60% TO 100%]
                             EQUITY INCOME PORTFOLIO   RUSSELL 1000 VALUE INDEX*
                       1993            6.8%                     5.9%
                       1994           -1.6%                    -0.7%
                       1995           25.7%                    27.7%
                       1996           19.1%                    17.9%
                       1997           38.1%                    42.3%
                       1998           11.2%                     3.6%
                       1999           10.4%                    18.7%
                       2000            3.1%                     8.9%
                       2001*           2.0%                    -2.5%
--------------------------------------------------------------------------------
*Six months ended March 31, 2001.
See Financial Highlights table on page 48 for dividend and capital gains information for the past five years. Diversified Value Portfolio

DIVERSIFIED VALUE PORTFOLIO
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     February 8, 1999-March 31, 2001

[SCALE -60% TO 100%]
                         DIVERSIFIED VALUE PORTFOLIO  S&P 500/BARRA VALUE INDEX*
                      1999            6.8%                     5.9%
                      2000           -1.6%                    -0.7%
                      2001*          25.7%                    27.7%
--------------------------------------------------------------------------------
*Six months ended March 31, 2001.
See Financial Highlights table on page 48 for dividend information since inception. Equity Index Portfolio


EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                       April 29, 1991-March 31, 2001

[SCALE -60% TO 100%]
                             EQUITY INDEX PORTFOLIO        S&P 500 INDEX*
                       1991            4.5%                     5.4%
                       1992           10.7%                    11.1%
                       1993           12.7%                    13.0%
                       1994            3.5%                     3.7%
                       1995           29.5%                    29.7%
                       1996           20.2%                    20.3%
                       1997           40.3%                    40.4%
                       1998            9.0%                     9.0%
                       1999           27.8%                    27.8%
                       2000           13.4%                    13.3%
                       2001*         -18.8%                   -18.8%
--------------------------------------------------------------------------------
* Six months ended March 31, 2001.
See Financial Highlights table on page 49 for dividend and capital gains information for the past five years. Mid-Cap Index Portfolio


MID-CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     February 9, 1999-March 31, 2001

[SCALE -60% TO 100%]
                               MID-CAP INDEX PORTFOLIO     S&P MIDCAP 400 INDEX*
                       1999            6.5%                       6.0%
                       2000           43.8%                      43.2%
                       2001*         -14.2%                     -14.2%
--------------------------------------------------------------------------------
*Six months ended March 31, 2001.
See Financial Highlights table on page 49 for dividend and capital gains information since inception. Growth Portfolio

GROWTH PORTFOLIO
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS                         (%) June 7, 1993-March 31, 2001

[SCALE -60% TO 100%]
                                GROWTH PORTFOLIO      RUSSELL 1000 GROWTH INDEX*
                       1993            2.6%                     3.1%
                       1994            5.9%                     5.8%
                       1995           32.0%                    32.2%
                       1996           27.8%                    21.4%
                       1997           28.6%                    36.3%
                       1998           17.4%                    11.1%
                       1999           27.3%                    34.9%
                       2000           28.2%                    23.4%
                       2001*         -48.5%                   -37.8%
--------------------------------------------------------------------------------
* Six months ended March 31, 2001.
See Financial Highlights table on page 50 for dividend and capital gains information for the past five years. Small Company Growth Portfolio


SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                         June 3, 1996-March 31, 2001

SCALE -60% TO 100%]
                                GROWTH PORTFOLIO      RUSSELL 1000 GROWTH INDEX*
                       1996           -1.6%                    -5.5%
                       1997           22.2%                    23.4%
                       1998          -20.1%                   -24.8%
                       1999           36.0%                    32.6%
                       2000           77.0%                    29.7%
                       2001*         -13.2%                   -32.3%
--------------------------------------------------------------------------------
* Six months ended March 31, 2001.
See Financial Highlights table on page 50 for dividend and capital gains information since inception. International Portfolio


INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                         June 3, 1994-March 31, 2001

[SCALE -60% TO 100%]
                                INTERNATIONAL PORTFOLIO       MSCI EAFE INDEX*
                       1994            3.1%                      0.1%
                       1995           11.2%                      6.1%
                       1996           13.4%                      8.9%
                       1997           18.6%                     12.5%
                       1998           -8.7%                     -8.1%
                       1999           22.0%                     31.3%
                       2000           13.6%                      3.4%
                       2001*         -12.6%                    -15.9%
--------------------------------------------------------------------------------
* Six months ended March 31, 2001.
See Financial Highlights table on page 51 for dividend and capital gains information for the past five years. REIT Index Portfolio

REIT INDEX PORTFOLIO
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     February 9, 1999-March 31, 2001

[SCALE -60% TO 100%]
                              REIT INDEX PORTFOLIO    MORGAN STANLEY REIT INDEX*
                       1999           -1.5%                    -1.5%
                       2000           20.8%                    20.9%
                       2001*           3.1%                     3.3%
--------------------------------------------------------------------------------
* Six months ended March 31, 2001.
See Financial Highlights table on page 51 for dividend and capital gains information since inception.

FINANCIAL STATEMENTS
   March 31, 2001 (unaudited)

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Variable Insurance Fund portfolios, are included as an insert to this report.

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a portfolio invested in futures contracts during the period, the results of these investments are shown separately. The International Portfolio's realized and unrealized gains (losses) on investment securities include the effect of foreign currency movements on security values. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

------------------------------------------------------------------------------------------------------------------------
                                                        BALANCED      EQUITY INCOME     IVERSIFIED VALUE    EQUITY INDEX
                                                       PORTFOLIO          PORTFOLIO            PORTFOLIO       PORTFOLIIO
                                                       -----------------------------------------------------------------
                                                                         SIX MONTHS ENDED MARCH 31, 2001
                                                       -----------------------------------------------------------------
                                                           (000)              (000)                (000)           (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                $4,023             $4,057                 $857         $8,041
 Interest                                                  6,774                188                  221            416
 Security Lending                                             11                 --                   --              2
------------------------------------------------------------------------------------------------------------------------
 Total Income                                             10,808              4,245                1,078          8,459
------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees---Note B
  Basic Fee                                                  276                169                   50              8
  Performance Adjustment                                       5                 --                  (3)             --
 The Vanguard Group--Note C
  Management and Administrative                              474                340                  103          1,129
  Marketing and Distribution                                  26                 18                    4             77
 Custodian Fees                                                9                  8                    1             33
 Auditing Fees                                                 6                  5                    5              8
 Shareholders' Reports                                         9                  8                    2             17
 Trustees' Fees and Expenses                                   1                 --                   --              1
------------------------------------------------------------------------------------------------------------------------
  Total Expenses                                             806                548                  162          1,273
  Expenses Paid Indirectly--Note D                            --                 --                   --             --
------------------------------------------------------------------------------------------------------------------------
 Net Expenses                                                806                548                  162          1,273
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     10,002              3,697                  916          7,186
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold                                15,209              1,139                  338         35,827
Futures Contracts                                             --                 --                   --         (3,178)
Foreign Currencies and Forward Currency Contracts             --                 --                   --             --
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                  15,209              1,139                  338          32,649
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                      6,996              1,356                5,663       (321,065)
Futures Contracts                                             --                 --                   --           (124)
Foreign Currencies and Forward Currency Contracts             --                 --                   --             --
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)                                            6,996              1,356                5,663       (321,189)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               $32,207             $6,192               $6,917      $(281,354)
========================================================================================================================

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                               SMALL
                                                                                             COMPANY
                                                    MID-CAP INDEX            GROWTH           GROWTH        INTERNATIONAL
                                                        PORTFOLIO         PORTFOLIO        PORTFOLIO            PORTFOLIO
                                                    ---------------------------------------------------------------------
                                                                       SIX MONTHS ENDED MARCH 31, 2001
                                                    ---------------------------------------------------------------------
                                                            (000)             (000)            (000)                (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                                $1,081            $1,761           $1,361              $1,160
 Interest                                                      38               417            1,436                 406
 Security Lending                                               4                 8              153                  38
-------------------------------------------------------------------------------------------------------------------------
  Total Income                                              1,123             2,186            2,950               1,604
-------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                     8               703              312                 207
  Performance Adjustment                                       --                --              125                  37
 The Vanguard Group--Note C
  Management and Administrative                               235               824              614                 309
  Marketing and Distribution                                   10                60               22                  18
 Custodian Fees                                                49                10               15                 109
 Auditing Fees                                                  6                 8                7                   7
 Shareholders' Reports                                          4                16                8                   9
 Trustees' Fees and Expenses                                   --                 1               --                  --
-------------------------------------------------------------------------------------------------------------------------
  Total Expenses                                              312             1,622            1,103                 696
  Expenses Paid Indirectly--Note D                             --               (1)              (1)                 (3)
-------------------------------------------------------------------------------------------------------------------------
  Net Expenses                                                312             1,621            1,102                 693
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         811               565            1,848                 911
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                 9,380            18,457            2,619               9,806
 Futures Contracts                                           (114)               --           (2,821)                 --
 Foreign Currencies and Forward Currency Contracts             --                --               --               1,711
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                    9,266            18,457             (202)             11,517
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)
 Investment Securities                                    (42,458)         (642,015)         (65,682)            (57,597)
 Futures Contracts                                             (3)               --             (321)                 --
 Foreign Currencies and Forward Currency Contracts             --                --               --                1,371
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)                                           (42,461)         (642,015)         (66,003)            (56,226)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               $(32,384)        $(622,993)        $(64,357)           $(43,798)
=========================================================================================================================
* Dividends for the International Portfolio are net of foreign withholding taxes of $147,000.

                                       40

--------------------------------------------------------------------------------
                                                            REIT INDEX PORTFOLIO
                                                 SIX MONTHS ENDED MARCH 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                               $1,544
 Interest                                                                    35
 Security Lending                                                             1
--------------------------------------------------------------------------------
  Total Income                                                            1,580
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                                   8
  Performance Adjustment                                                     --
 The Vanguard Group--Note C
  Management and Administrative                                              79
  Marketing and Distribution                                                  3
 Custodian Fees                                                               7
 Auditing Fees                                                                5
 Shareholders' Reports                                                        1
 Trustees' Fees and Expenses                                                 --
--------------------------------------------------------------------------------
Total Expenses                                                              103
Expenses Paid Indirectly--Note D                                             --
--------------------------------------------------------------------------------
Net Expenses                                                                103
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,477
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                                 408
 Futures Contracts                                                           --
 Foreign Currencies and Forward Currency Contracts                           --
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                    408
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                     (162)
 Futures Contracts                                                           --
 Foreign Currencies and Forward Currency Contracts                           --
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                           (162)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $1,723
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions--Net Investment Income, and Distributions--Realized Capital Gain, may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------------------
                                                                         BALANCED PORTFOLIO               EQUITY INCOME PORTFOLIO
                                                                    ---------------------------      -------------------------------
                                                                    SIX MONTHS             YEAR        SIX MONTHS               YEAR
                                                                         ENDED            ENDED             ENDED              ENDED
                                                                 MAR. 31, 2001    SEP. 30, 2000     MAR. 31, 2001      SEP. 30, 2000
                                                                         (000)            (000)             (000)              (000)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                                 $10,002          $21,573            $3,697            $8,821
 Realized Net Gain (Loss)                                               15,209           29,033             1,139            21,141
 Change in Unrealized Appreciation (Depreciation)                        6,996          (20,962)            1,356           (24,071)
------------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
  Resulting from Operations                                             32,207           29,644             6,192             5,891
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                                 (21,690)         (21,916)           (8,875)          (10,516)
 Realized Capital Gain                                                 (28,919)         (27,737)          (21,267)           (3,034)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (50,609)         (49,653)          (30,142)          (13,550)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                                101,858           58,615            30,917            72,476
 Issued in Lieu of Cash Distributions                                   50,609           49,653            30,142            13,550
 Redeemed                                                              (34,646)        (175,011)          (26,853)         (185,527)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                                          117,821          (66,743)           34,206           (99,501)
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                               99,419          (86,752)           10,256          (107,160)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                                   511,760          598,512           322,149           429,309
------------------------------------------------------------------------------------------------------------------------------------
End of Period                                                         $611,179         $511,760          $332,405          $322,149
====================================================================================================================================

1Shares Issued (Redeemed)
 Issued                                                                  6,209            3,600             1,541             3,592
 Issued in Lieu of Cash Distributions                                    3,345            3,052             1,549               630
 Redeemed                                                               (2,139)         (10,814)           (1,342)           (9,298)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding                          7,415           (4,162)            1,748            (5,076)
====================================================================================================================================

                                       42

------------------------------------------------------------------------------------------------------------------------------------
                                                                            DIVERSIFIED                          EQUITY INDEX
                                                                          VALUE PORTFOLIO                          PORTFOLIO
                                                                    ----------------------------       -----------------------------
                                                                    SIX MONTHS             YEAR        SIX MONTHS               YEAR
                                                                         ENDED            ENDED             ENDED              ENDED
                                                                 MAR. 31, 2001    SEP. 30, 2000     MAR. 31, 2001      SEP. 30, 2000
                                                                         (000)             (000)            (000)              (000)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                                    $916             $992            $7,186           $15,345
 Realized Net Gain (Loss)                                                  338           (4,235)           32,649            14,174
 Change in Unrealized Appreciation (Depreciation)                        5,663            6,030          (321,189)          156,382
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                                             6,917            2,787          (281,354)           185,901
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                                  (1,064)            (537)          (15,628)          (15,526)
 Realized Capital Gain                                                      --               --           (14,026)          (13,484)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (1,064)            (537)          (29,654)          (29,010)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                                 68,974           36,651           114,546           389,552
 Issued in Lieu of Cash Distributions                                    1,064              537            29,654            29,010
 Redeemed                                                              (13,810)         (34,302)         (136,354)         (433,882)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from
    Capital Share Transactions                                          56,228            2,886             7,846           (15,320)
------------------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                                              62,081            5,136          (303,162)           141,571
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                                    47,410           42,274         1,506,954         1,365,383
------------------------------------------------------------------------------------------------------------------------------------
 End of Period                                                        $109,491          $47,410        $1,203,792        $1,506,954
====================================================================================================================================
 1Shares Issued (Redeemed)
  Issued                                                                 6,549            4,146             3,383            10,579
  Issued in Lieu of Cash Distributions                                     112               58               837               822
  Redeemed                                                              (1,323)          (3,934)           (4,062)          (11,695)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding                         5,338              270               158              (294)
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                              MID-CAP                                  GROWTH
                                                                          INDEX PORTFOLIO                             PORTFOLIO
                                                                    ---------------------------        -----------------------------
                                                                    SIX MONTHS             YEAR        SIX MONTHS               YEAR
                                                                         ENDED            ENDED             ENDED              ENDED
                                                                 MAR. 31, 2001    SEP. 30, 2000     MAR. 31, 2001      SEP. 30, 2000
                                                                         (000)            (000)             (000)              (000)
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                                    $811             $997              $565            $2,835
 Realized Net Gain (Loss)                                                9,266           13,492            18,457           236,181
 Change in Unrealized Appreciation (Depreciation)                      (42,461)          21,999          (642,015)           34,875
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                                           (32,384)          36,488          (622,993)          273,891
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                                  (1,079)            (267)           (3,346)           (5,305)
 Realized Capital Gain                                                 (13,490)          (1,069)         (236,050)          (50,895)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (14,569)          (1,336)         (239,396)          (56,200)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                                 86,789          136,987            89,831           369,929
 Issued in Lieu of Cash Distributions                                   14,569            1,336           239,396            56,200
 Redeemed                                                              (33,683)         (35,056)         (143,302)          294,281)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                                           67,675          103,267           185,925           131,848
------------------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                                              20,722          138,419          (676,464)          349,539
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                                   192,105           53,686         1,302,176           952,637
 End of Period                                                        $212,827         $192,105          $625,712        $1,302,176
====================================================================================================================================
1Shares Issued (Redeemed)
 Issued                                                                  6,613           10,443             3,931            11,331
 Issued in Lieu of Cash Distributions                                    1,127              122             9,260             1,888
 Redeemed                                                               (2,635)           (2,772)          (7,086)           (9,054)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding                          5,105            7,793             6,105             4,165
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                            SMALL COMPANY                      INTERNATIONAL
                                                                          GROWTH PORTFOLIO                       PORTFOLIO
                                                                    ---------------------------        -----------------------------
                                                                    SIX MONTHS             YEAR        SIX MONTHS               YEAR
                                                                         ENDED            ENDED             ENDED              ENDED
                                                                 MAR. 31, 2001    SEP. 30, 2000     MAR. 31, 2001      SEP. 30, 2000
                                                                         (000)            (000)             (000)              (000)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                                  $1,848           $3,576              $911            $5,336
 Realized Net Gain (Loss)                                                 (202)         126,644            11,517            27,669
 Change in Unrealized Appreciation (Depreciation)                      (66,003)          16,645           (56,226)            1,137
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations      (64,357)         146,865           (43,798)           34,142
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                                  (3,627)            (928)           (5,054)           (3,702)
 Realized Capital Gain                                                (126,815)              --           (28,851)           (8,109)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (130,442)            (928)          (33,905)          (11,811)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                                 70,126          320,601            32,028           203,692
 Issued in Lieu of Cash Distributions                                  130,442              928            33,905            11,811
 Redeemed                                                              (70,178)        (155,367)          (57,861)         (144,934)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                                          130,390          166,162             8,072            70,569
------------------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                                             (64,409)          312,099          (69,631)           92,900
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                                   479,626          167,527           364,697           271,797
 End of Period                                                        $415,217         $479,626          $295,066          $364,697
====================================================================================================================================
1Shares Issued (Redeemed)
 Issued                                                                  4,384           15,778             2,137            11,369
 Issued in Lieu of Cash Distributions                                    8,609               68             2,313               771
 Redeemed                                                               (4,544)          (7,691)           (3,863)           (8,078)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding                          8,449            8,155               587             4,062
====================================================================================================================================

--------------------------------------------------------------------------------

                                                                                REIT INDEX
                                                                                 PORTFOLIO
                                                                                ----------
                                                                    SIX MONTHS             YEAR
                                                                         ENDED            ENDED
                                                                 MAR. 31, 2001    SEP. 30, 2000
                                                                         (000)            (000)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                                  $1,477           $1,965
 Realized Net Gain (Loss)                                                  408               (7)
 Change in Unrealized Appreciation (Depreciation)                         (162)           4,482
------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations        1,723            6,440
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                                  (1,840)            (617)
 Realized Capital Gain                                                    (199)             (27)
------------------------------------------------------------------------------------------------
  Total Distributions                                                   (2,039)            (644)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                                 20,621           34,563
  Issued in Lieu of Cash Distributions                                   2,039              644
Redeemed                                                                (9,713)         (14,569)
------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                                           12,947           20,638
------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                             12,631           26,434
------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                                    46,994           20,560
------------------------------------------------------------------------------------------------
 End of Period                                                         $59,625          $46,994
------------------------------------------------------------------------------------------------
1Shares Issued (Redeemed)
 Issued                                                                  1,767            3,291
 Issued in Lieu of Cash Distributions                                      180               67
 Redeemed                                                                 (834)          (1,399)
------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding                          1,113            1,959
================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes each portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    BALANCED PORTFOLIO
                                                                                   YEAR ENDED SEPTEMBER 30,
For a Share Outstanding                      SIX MONTHS ENDED-----------------------------------------------------------------------
Throughout Each Period                         MARCH 31, 2001          2000           1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $16.93        $17.41         $17.73        $17.97        $14.81       $13.33
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .27           .71            .63           .63           .60         .565
 Net Realized and Unrealized Gain
  (Loss) on Investments                                   .72           .26            .95           .56          3.31        1.420
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        .99           .97           1.58          1.19          3.91        1.985
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.72)         (.64)          (.62)         (.60)         (.19)       (.505)
 Distributions from Realized Capital Gains               (.96)         (.81)         (1.28)         (.83)         (.56)          --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (1.68)        (1.45)         (1.90)        (1.43)         (.75)       (.505)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $16.24        $16.93         $17.41        $17.73        $17.97       $14.81
====================================================================================================================================

TOTAL RETURN                                            6.58%         5.91%          9.44%         7.26%        27.60%        15.26%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                   $611           $512           $599          $553          $468          $330
 Ratio of Total Expenses to
  Average Net Assets                                   0.29%*         0.25%          0.29%         0.31%         0.32%         0.31%
 Ratio of Net Investment Income to
  Average Net Assets                                   3.61%*         3.98%          3.58%         3.72%         3.96%         4.04%
 Portfolio Turnover Rate                                 30%*           28%            24%           31%           25%           36%
====================================================================================================================================
*Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   EQUITY INCOME PORTFOLIO
                                                                                   YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED ----------------------------------------------------------------------
THROUGHOUT EACH PERIOD                         MARCH 31, 2001          2000           1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $21.09        $21.10         $19.69        $18.50        $13.71       $12.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                     .22           .58            .51          .490           .42          .48
Net Realized and Unrealized Gain
(Loss) on Investments                                     .19           .08           1.50         1.475          4.69         1.75
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                         .41           .66           2.01         1.965          5.11         2.23
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                     (.58)         (.52)          (.49)        (.400)         (.15)        (.46)
Distributions from Realized Capital Gains               (1.39)         (.15)          (.11)        (.375)         (.17)        (.06)
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                    (1.97)         (.67)          (.60)        (.775)         (.32)        (.52)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $19.53        $21.09         $21.10        $19.69        $18.50       $13.71
====================================================================================================================================

TOTAL RETURN                                            1.98%         3.06%         10.36%        11.19%        38.05%        19.07%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                     $332          $322           $429          $375          $271          $142
Ratio of Total Expenses to
Average Net Assets                                     0.33%*         0.31%          0.33%         0.36%         0.37%         0.35%
Ratio of Net Investment Income to
Average Net Assets                                      .22%*         2.44%          2.44%         2.69%         3.11%         3.69%
Portfolio Turnover Rate                                   2%*            8%             6%            6%            8%            8%
====================================================================================================================================
*Annualized.


--------------------------------------------------------------------------------------------------------------
                                                                        DIVERSIFIED VALUE PORTFOLIO
                                                           SIX MONTHS ENDED       YEAR ENDED       FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               MARCH 31, 2001    SEP. 30, 2000    SEP. 30, 1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 9.85            $9.31           $10.00
INVESTMENT OPERATIONS
 Net Investment Income                                                  .09              .21              .11
 Net Realized and Unrealized Gain (Loss) on Investments                1.06              .45             (.80)
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     1.15              .66             (.69)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.21)            (.12)              --
 Distributions from Realized Capital Gains                               --               --               --
--------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (.21)            (.12)              --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.79            $9.85            $9.31
==============================================================================================================

TOTAL RETURN                                                          11.96%            7.18%           -6.90%
==============================================================================================================

RATIO/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                  $109              $47              $42
 Ratio of Total Expenses to Average Net Assets                      0.44%**            0.45%          0.37%**
 Ratio of Net Investment Income to Average Net Assets               2.52%**            2.67%          2.38%**
 Portfolio Turnover Rate                                              18%**              42%              18%
==============================================================================================================
 *Inception.
**Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   EQUITY INDEX PORTFOLIO
                                                                                   YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED ----------------------------------------------------------------------
THROUGHOUT EACH PERIOD                         MARCH 31, 2001          2000           1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $37.64        $33.85         $26.94        $25.32        $18.32       $15.69
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .17           .38            .37           .37           .34          .34
 Net Realized and Unrealized Gain
  (Loss) on Investments                                 (7.12)         4.12           7.04          1.83          6.94         2.75
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      (6.95)         4.50           7.41          2.20          7.28         3.09
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.39)         (.38)          (.37)         (.34)         (.19)        (.33)
 Distributions from Realized Capital Gains               (.35)         (.33)          (.13)         (.24)         (.09)        (.13)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.74)         (.71)          (.50)         (.58)         (.28)        (.46)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $29.95        $37.64         $33.85        $26.94        $25.32        $18.32
====================================================================================================================================

TOTAL RETURN                                          -18.77%        13.43%         27.84%         8.97%        40.31%        20.19%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                  $1,204        $1,507         $1,365          $920          $718          $406
 Ratio of Total Expenses to
  Average Net Assets                                   0.18%*         0.16%          0.18%         0.20%         0.23%         0.22%
 Ratio of Net Investment Income to
  Average Net Assets                                   1.04%*         1.01%          1.21%         1.48%         1.78%         2.13%
 Portfolio Turnover Rate                                  7%*           11%             4%            1%            1%            2%
====================================================================================================================================
*Annualized.

-------------------------------------------------------------------------------------------------------------
                                                                                      MID-CAP INDEX PORTFOLIO
                                                           SIX MONTHS ENDED        YEAR ENDED      FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               MARCH 31, 2001     SEP. 30, 2000   SEP. 30, 1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $14.97           10.65            $10.00
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .05             .08               .04
 Net Realized and Unrealized Gain (Loss) on Investments               (2.08)           4.49               .61
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                    (2.03)           4.57               .65
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.08)           (.05)               --
 Distributions from Realized Capital Gains                            (1.00)           (.20)               --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (1.08)           (.25)               --
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $11.86          $14.97            $10.65
=============================================================================================================

TOTAL RETURN                                                        -14.16%           43.77%            6.50%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                  $213            $192               $54
 Ratio of Total Expenses to Average Net Assets                      0.30%**           0.28%           0.24%**
 Ratio of Net Investment Income to Average Net Assets               0.78%**           0.90%           1.03%**
 Portfolio Turnover Rate                                              52%**             43%               24%
=============================================================================================================
 *Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
**Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      GROWTH PORTFOLIO
                                                                                   YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED ----------------------------------------------------------------------
THROUGHOUT EACH PERIOD                         MARCH 31, 2001          2000           1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $35.14        $28.96         $24.33        $21.51        $17.58       $14.10
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .02          .080            .16           .16          .190          .18
 Net Realized and Unrealized Gain
  (Loss) on Investments                                (14.22)        7.795           6.16          3.43         4.615         3.65
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     (14.20)        7.875           6.32          3.59         4.805         3.83
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.09)        (.160)          (.16)         (.20)        (.180)        (.16)
 Distributions from Realized Capital Gains              (6.35)       (1.535)         (1.53)         (.57)        (.695)        (.19)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (6.44)       (1.695)         (1.69)         (.77)        (.875)        (.35)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $14.50        $35.14         $28.96        $24.33        $21.51       $17.58
====================================================================================================================================

TOTAL RETURN                                          -48.46%        28.25%         27.27%        17.37%        28.76%        27.79%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $626        $1,302           $953          $631          $460          $276
 Ratio of Total Expenses to Average Net Assets         0.33%*         0.31%          0.35%         0.39%         0.38%         0.39%
 Ratio of Net Investment Income to
  Average Net Assets                                   0.11%*         0.24%          0.59%         0.74%         1.12%         1.29%
 Portfolio Turnover Rate                                116%*           81%            50%           48%           38%           42%
====================================================================================================================================
*Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                SMALL COMPANY GROETH PORTFOLIO
                                                                                   YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED ----------------------------------------------------------- JUNE 3* TO
THROUGHOUT EACH PERIOD                         MARCH 31, 2001          2000           1999          1998        1997   SEP. 30, 1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASET VALUE, BEGINNING OF PERIODd                   $22.66        $12.87         $ 9.53        $11.97       $9.84          $10.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .07           .17            .06           .06           .04          .04
 Net Realized and Unrealized Gain
  (Loss) on Investments                                 (2.60)         9.69           3.35         (2.46)         2.13         (.20)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      (2.53)         9.86           3.41         (2.40)         2.17         (.16)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.17)         (.07)          (.06)         (.04)         (.04)          --
 Distributions from Realized Capital Gains              (5.94)           --           (.01)           --            --           --
   Total Distributions                                  (6.11)         (.07)          (.07)         (.04)         (.04)          --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $14.02        $22.66         $12.87         $9.53        $11.97        $9.84
====================================================================================================================================

TOTAL RETURN                                          -13.22%        76.97%         35.98%       -20.10%        22.16%        -1.60%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $415          $480           $168          $111          $133           $44
 Ratio of Total Expenses to
  Average Net Assets                                  0.49%**         0.46%          0.49%         0.42%         0.39%       0.45%**
 Ratio of Net Investment Income to
  Average Net Assets                                  0.82%**         0.98%          0.58%         0.54%         0.67%       1.42%**
Portfolio Turnover Rate                                 75%**          125%            85%          106%           72%           18%
====================================================================================================================================
 *Inception.
**Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       INTERNATIONAL PORTFOLIO
                                                                                       YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED ----------------------------------------------------------------------
THROUGHOUT EACH PERIOD                         MARCH 31, 2001          2000           1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $16.96        $15.58         $12.96        $14.55        $12.74        $11.40
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                     .04           .25            .23           .21           .17          .14
Net Realized and Unrealized Gain
(Loss) on Investments                                   (2.03)         1.80           2.59         (1.48)         2.10         1.36
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (1.99)         2.05           2.82         (1.27)         2.27         1.50
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                     (.24)         (.21)          (.20)         (.18)         (.14)        (.16)
Distributions from Realized Capital Gains               (1.37)         (.46)            --          (.14)         (.32)          --
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                    (1.61)         (.67)          (.20)         (.32)         (.46)        (.16)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSST VALUE, END OF PERIOD                         $13.36        $16.96         $15.58        $12.96        $14.55        $12.74
====================================================================================================================================

TOTAL RETURN                                          -12.58%        13.62%         21.97%        -8.74%        18.55%        13.36%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                     $295          $365           $272          $217          $246          $162
Ratio of Total Expenses to Average Net Assets          0.42%*         0.38%          0.46%         0.48%         0.46%         0.49%
Ratio of Net Investment Income to
 Average Net Assets                                    0.54%*         1.48%          1.51%         1.48%         1.43%         1.42%
Portfolio Turnover Rate                                  46%*           41%            39%           38%           22%           19%
====================================================================================================================================
*Annualized.

--------------------------------------------------------------------------------------------------------------
                                                                                          REIT INDEX PORTFOLIO
                                                           SIX MONTHS ENDED        YEAR ENDED        FEB 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               MARCH 31, 2001     SEP. 30, 2000    SEP. 30, 1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.61             $9.85           $10.00
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .19               .43             .28
 Net Realized and Unrealized Gain (Loss) on Investments                 .16              1.57            (.43)
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      .35              2.00            (.15)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.37)             (.23)             --
 Distributions from Realized Capital Gains (.04) (.01) --
--------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (.41)             (.24)             --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $11.55            $11.61            $9.85
==============================================================================================================

TOTAL RETURN                                                          3.08%            20.79%           -1.50%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                   $60               $47              $21
 Ratio of Total Expenses to Average Net Assets                      0.39%**             0.47%          0.27%**
 Ratio of Net Investment Income to
  Average Net Assets                                                5.61%**             6.30%          6.26%**
Portfolio Turnover Rate                                                6%**                6%               4%
==============================================================================================================
 *Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Variable Insurance Fund Balanced, Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Small Company Growth, International, and REIT Index Portfolios are registered under the Investment Company Act of 1940 as open-end investment companies. Each portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans or variable life insurance contracts.
     Certain investments of the Balanced Portfolio are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers, which may subject the portfolio to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolios consistently follow such policies in preparing their financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Equity Index, Mid-Cap Index, and Small Company Growth Portfolios use S&P 500 Index, S&P MidCap 400 Index, and Russell 2000 Index futures contracts, respectively, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolios may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolios may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolios and the prices of futures contracts, and the possibility of an illiquid market.
     The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.
     4. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. REPURCHASE AGREEMENTS: The portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     7. OTHER: Dividend income is recorded on the ex-dividend date. The REIT Index Portfolio's dividend income is recorded at management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Equity Index, Mid-Cap Index, and REIT Index Portfolios on an at-cost basis.
     Wellington Management Company, llp, provides investment advisory services to the Balanced Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index composed of the S&P 500 Index and the Lehman Brothers Long Credit A or Better Bond Index. For the six months ended March 31, 2001, the investment advisory fee represented an effective annual basic rate of 0.10% of the portfolio's average net assets before an increase of $5,000 based on performance.
     Newell Associates and Lincoln Capital Management Company provide investment advisory services to the Equity Income and Growth Portfolios, respectively. For the six months ended March 31, 2001, the investment advisory fees of the Equity Income and Growth Portfolios represented effective annual rates of 0.10% and 0.15%, respectively, of average net assets.
     Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the Diversified Value Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Standard & Poor's 500/BARRA Value Index. For the six months ended March 31, 2001, the investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio's average net assets before a decrease of $3,000 (0.01%) based on performance.

     Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co. LLC, provide investment advisory services to the Small Company Growth Portfolio for fees calculated at an annual percentage rate of average net assets. The basic fee for Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index and an index of the stocks held by the largest small-capitalization stock mutual funds. The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis. For the six months ended March 31, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio's average net assets before an increase of $125,000 (0.06%) based on performance.
     Schroder Investment Management North America Inc. provides investment advisory services to the International Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended March 31, 2001, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets before an increase of $37, 000 (0.02%) based on performance.
C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the board of trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2001, the portfolios had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------------------------------------------
                                                  CAPITAL CONTRIBUTED           PERCENTAGE               PERCENTAGE
                                                          TO VANGUARD         OF PORTFOLIO            OF VANGUARD'S
PORTFOLIO                                                       (000)           NET ASSETS           CAPITALIZATION
--------------------------------------------------------------------------------------------------------------------
Balanced                                                         $118                 0.02%                    0.12%
Equity Income                                                      66                 0.02                     0.07
Diversified Value                                                  19                 0.02                     0.02
Equity Index                                                      248                 0.02                     0.25
Mid-Cap Index                                                      44                 0.02                     0.04
Growth                                                            148                 0.02                     0.15
Small Company Growth                                               88                 0.02                     0.09
International                                                      62                 0.02                     0.06
REIT Index                                                         11                 0.02                     0.01
--------------------------------------------------------------------------------------------------------------------

The portfolios' trustees and officers are also directors and officers of Vanguard.

D. The Growth, Small Company Growth, and International Portfolios' custodian banks have agreed to reduce their fees when the portfolios maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended March 31, 2001, custodian fee offset arrangements reduced expenses of the portfolios by $1,000, $1,000, and $3,000, respectively.

E. During the six months ended March 31, 2001, purchases and sales of investment securities other than temporary cash investments were:

-------------------------------------------------------------------------------------------------------------------
                                               U.S. GOVERNMENT SECURITIES               OTHER INVESTMENT SECURITIES
                                                             (000)                                    (000)
                                               --------------------------               ---------------------------
PORTFOLIO                                         PURCHASES         SALES                   PURCHASES         SALES
-------------------------------------------------------------------------------------------------------------------
Balanced                                            $33,967            --                    $136,137       $81,178
Equity Income                                            --            --                       6,741         3,042
Diversified Value                                        --            --                      57,192         6,046
Equity Index                                             --            --                      48,804        62,378
Mid-Cap Index                                            --            --                     108,622        54,851
Growth                                                   --            --                     561,534       609,076
Small Company Growth                                     --            --                     166,932       152,204
International                                            --            --                      73,514        93,223
REIT Index                                               --            --                      14,248         1,636
-------------------------------------------------------------------------------------------------------------------

     At September 30, 2000, the following portfolio had available realized capital losses to offset future taxable capital gains through the following fiscal year-ends:
--------------------------------------------------------------------------------
                                                           EXPIRATION       LOSS
                                                  FISCAL YEARS ENDING     AMOUNT
PORTFOLIO                                               SEPTEMBER 30,      (000)
--------------------------------------------------------------------------------
Diversified Value                                          2008-2009      $4,679
--------------------------------------------------------------------------------

     During the six months ended March 31, 2001, the International Portfolio realized net foreign currency losses of $172,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

F. At March 31, 2001, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

-------------------------------------------------------------------------------------------------------------------
                                                                              (000)
                                              ---------------------------------------------------------------------
                                                                                                     NET UNREALIZED
                                              APPRECIATED                  DEPRECIATED                 APPRECIATION
PORTFOLIO                                      SECURITIES                   SECURITIES               (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
Balanced                                         $106,338                    $(20,041)                      $86,297
Equity Income                                     115,080                     (14,650)                      100,430
Diversified Value                                   8,107                      (3,294)                        4,813
Equity Index                                      486,309                     (94,465)                      391,844
Mid-Cap Index                                      17,448                     (40,329)                     (22,881)
Growth                                             36,234                    (343,487)                    (307,253)
Small Company Growth                               54,843                     (73,440)                     (18,597)
International                                      38,500                     (42,187)                      (3,687)
REIT Index                                          4,105                      (1,233)                        2,872
-------------------------------------------------------------------------------------------------------------------

     At March 31, 2001, the aggregate settlement value of open futures contracts expiring in June 2001 and the related unrealized depreciation were:

-------------------------------------------------------------------------------------------------------------------
                                                                                              (000)
                                                                                   --------------------------------
                                                                   NUMBER OF        AGGREGATE
                                                                        LONG       SETTLEMENT        NET UNREALIZED
PORTFOLIO/FUTURES CONTRACTS                                        CONTRACTS            VALUE          DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
Equity Index/S&P 500 Index                                                20           $5,846                $(293)
Mid-Cap Index/S&P MidCap 400 Index                                         2              464                  (14)
Small Company Growth/Russell 2000 Index                                   26            5,901                  (64)
-------------------------------------------------------------------------------------------------------------------


     At March 31, 2001, the International Portfolio had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                                (000)
-------------------------------------------------------------------------------------------------------------------
                                                             CONTRACT AMOUNT
                                                            ------------------
CONTRACT                                                   FOREIGN         U.S.   MARKET VALUE IN        UNRALIZED
SETTLEMENT DATE                                           CURRENCY      DOLLARS      U.S. DOLLARS      APPRECIATION
-------------------------------------------------------------------------------------------------------------------
Deliver:
4/25/2001                                          JPY   3,255,566      $28,080           $26,057            $2,023
-------------------------------------------------------------------------------------------------------------------
JPY--Japanese yen.

     The International Portfolio had net unrealized foreign currency losses of $63,000 resulting from the translation of other assets and liabilities at March 31, 2001.

G. The market value of securities on loan to broker/dealers at March 31, 2001, and collateral received with respect to such loans were:

--------------------------------------------------------------------------------
                                                           (000)
--------------------------------------------------------------------------------
                                             MARKET VALUE
                                                OF LOANED        CASH COLLATERAL
PORTFOLIO                                      SECURITIES               RECEIVED
--------------------------------------------------------------------------------
Balanced                                          $20,966                $21,666
Small Company Growth                                5,936                  8,666
International                                      21,824                 23,332
--------------------------------------------------------------------------------

     The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE
Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DIStEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECR INVESTOR ACCOUNT SERVCIES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q642 052001

VANGUARD VARIABLE INSURANCE FUND
BALANCED AND STOCK PORTFOLIOS

STATEMENT OF NET ASSETS MARCH 31, 2001 (UNAUDITED)

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.
     This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, U.S. government and agency issues, corporate bonds, etc.) and by industry sector or, for international securities, by country. (The Equity Index, Mid-Cap Index, and REIT Index Portfolios' securities are listed in descending market value order.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------
CONTENTS
BALANCED PORTFOLIO ......................1
EQUITY INCOME PORTFOLIO .................6
DIVERSIFIED VALUE PORTFOLIO .............8
EQUITY INDEX PORTFOLIO ..................10
MID-CAP INDEX PORTFOLIO .................16
GROWTH PORTFOLIO ........................21
SMALL COMPANY GROWTH PORTFOLIO ..........23
INTERNATIONAL PORTFOLIO .................30
REIT INDEX PORTFOLIO ....................33
--------------------------------------------


-------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
BALANCED PORTFOLIO                               SHARES                (000)
-------------------------------------------------------------------------------
COMMON STOCKS (65.1%)
-------------------------------------------------------------------------------
AUTO & Transportation (8.0%)
  Union Pacific Corp.                           162,400             $  9,135
  Ford Motor Co.                                249,724                7,022
  Canadian National Railway Co.                 104,900                3,952
  Canadian Pacific Ltd.                         263,000                9,652
  CSX Corp.                                     104,900                3,535
  Delphi Automotive
     Systems Corp.                              226,801                3,214
  British Airways PLC ADR                        68,200                3,120
  General Motors Corp.                           52,577                2,726
  Eaton Corp.                                    36,700                2,514
  Norfolk Southern Corp.                        144,200                2,414
* KLM Royal Dutch Air Lines
     NV ADR                                      38,221                  703
  Delta Air Lines, Inc.                          14,700                  581
                                                                ------------
                                                                      48,568
                                                                ------------

CONSUMER DISCRETIONARY (4.3%)
  Kimberly-Clark Corp.                           91,800                6,227
  Gannett Co., Inc.                              62,100                3,709

2

-------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
BALANCED PORTFOLIO                               SHARES                (000)
-------------------------------------------------------------------------------
  Dollar General Corp.                          178,900             $  3,657
  Black & Decker Corp.                           79,000                2,903
  Target Corp.                                   78,700                2,840
  Sears, Roebuck & Co.                           78,652                2,774
  Whirlpool Corp.                                52,900                2,644
  Eastman Kodak Co.                              37,100                1,480
                                                                ------------
                                                                      26,234
                                                                ------------

CONSUMER STAPLES (2.6%)
  Philip Morris Cos., Inc.                      131,100                6,221
  Procter & Gamble Co.                           65,400                4,094
  Kellogg Co.                                   104,900                2,835
  Sara Lee Corp.                                131,100                2,829
                                                                ------------
                                                                      15,979
                                                                ------------

FINANCIAL SERVICES (10.4%)
  Citigroup, Inc.                               206,433                9,285
  CIGNA Corp.                                    70,800                7,601
  Marsh & McLennan Cos., Inc.                    77,100                7,327
  U.S. Bancorp                                  312,759                7,256
  MBIA, Inc.                                     70,200                5,664
  Wachovia Corp.                                 93,400                5,627
  J.P. Morgan Chase & Co.                       117,200                5,262
  KeyCorp                                       131,100                3,382
  The Hartford Financial
     Services Group Inc.                         52,400                3,092
  Equity Office Properties
     Trust REIT                                 104,900                2,937
  Archstone Communities
     Trust REIT                                 118,900                2,925
  Ace, Ltd.                                      52,400                1,926
  Bear Stearns Co., Inc.                         26,200                1,198
                                                                ------------
                                                                      63,482
                                                                ------------

HEALTH CARE (5.9%)
  Pharmacia Corp.                               183,495                9,243
  Abbott Laboratories                           144,200                6,805
  Baxter International, Inc.                     52,700                4,961
  American Home Products Corp.                   78,700                4,624
  Johnson & Johnson                              36,600                3,201
  Becton, Dickinson & Co.                        78,700                2,780
  AstraZeneca Group PLC ADR                      52,400                2,528
  Aventis SA ADR                                 26,182                2,012
                                                                ------------
                                                                      36,154
                                                                ------------

INTEGRATED OILS (6.5%)
  Royal Dutch Petroleum Co. ADR                 107,500                5,960
  Total Fina Elf SA ADR                          78,656                5,345
  Exxon Mobil Corp.                              65,500                5,306
  Chevron Corp.                                  52,400                4,601
  Phillips Petroleum Co.                         78,700                4,332
  Repsol-YPF, SA ADR                            238,700                4,244
  Conoco Inc. Class B                           149,591                4,226
  USX-Marathon Group                            131,100                3,533
  Unocal Corp.                                   57,687                1,994
                                                                ------------
                                                                      39,541
                                                                ------------

OTHER ENERGY (1.3%)
  Schlumberger Ltd.                              52,000                2,996
  Burlington Resources, Inc.                     65,500                2,931
  Halliburton Co.                                52,400                1,926
                                                                ------------
                                                                       7,853
                                                                ------------


MATERIALS & Processing (7.7%)
  Alcoa Inc.                                    367,000               13,194
  Dow Chemical Co.                              223,200                7,046
  Alcan Inc.                                    131,100                4,720
  E.I. du Pont de Nemours & Co.                 108,486                4,415
  Phelps Dodge Corp.                             94,500                3,797
  PPG Industries, Inc.                           70,800                3,263
  Weyerhaeuser Co.                               61,900                3,144
  International Paper Co.                        65,500                2,363
  Temple-Inland Inc.                             52,000                2,301
  Corus Group PLC ADR                           157,300                1,370
  Imperial Chemical Industries
     PLC ADR                                     52,400                1,290
                                                                ------------
                                                                      46,903
                                                                ------------

PRODUCER DURABLES (5.2%)
  Northrop Grumman Corp.                         78,700                6,847
  Caterpillar, Inc.                             104,900                4,655
  Pitney Bowes, Inc.                            104,900                3,645
  The Boeing Co.                                 65,400                3,643
  Cooper Industries, Inc.                       105,600                3,532
  United Technologies Corp.                      39,300                2,881
  Parker Hannifin Corp.                          70,900                2,816
  Pall Corp.                                    104,900                2,299
(4)Alcatel SA ADR                                39,300                1,130
* Axcelis Technologies, Inc.                     43,300                  501
                                                                ------------
                                                                      31,949
                                                                ------------

TECHNOLOGY (4.3%)
  International Business
     Machines Corp.                             104,900               10,090
  Hewlett-Packard Co.                           157,300                4,919
* Dell Computer Corp.                           157,300                4,041
  Intel Corp.                                   104,700                2,755
* Computer Sciences Corp.                        42,200                1,365
  Motorola, Inc.                                 81,700                1,165
* Micron Technology, Inc.                        26,700                1,109
* General Motors Corp. Class H                   41,539                  810
                                                                ------------
                                                                      26,254
                                                                ------------


UTILITIES (7.7%)
  Verizon Communications                        160,912                7,933
  Exelon Corp.                                   91,800                6,022
  FPL Group, Inc.                                91,800                5,627
* WorldCom, Inc.                                262,000                4,896
  Cinergy Corp.                                 114,200                3,831
  Pinnacle West Capital Corp.                    83,300                3,821
  SBC Communications Inc.                        80,600                3,597
  ALLTEL Corp.                                   66,200                3,473
  Duke Energy Corp.                              68,200                2,915

3

-------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
                                                 SHARES                (000)
-------------------------------------------------------------------------------
  TXU Corp.                                      65,300             $  2,698
  Progress Energy, Inc.                          57,700                2,485
                                                                ------------
                                                                      47,298
                                                                ------------

OTHER (1.2%)
  Minnesota Mining & Manufacturing Co.           39,300                4,083
  Norsk Hydro AS ADR                             82,100                3,383
                                                                ------------
                                                                       7,466
                                                                ------------

----------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $313,543)                                                    397,681
----------------------------------------------------------------------------

                                                   FACE
                                                 AMOUNT
                                                  (000)
----------------------------------------------------------------------------
CORPORATE BONDS (23.1%)
----------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES (0.3%)
(3) Asset Securitization Corp.
    6.75%, 2/14/2041                              2,000                2,074
                                                                ------------

FINANCE (8.4%)
Ace Ina Holdings Inc.
  8.20%, 8/15/2004                                1,000                1,069
Allstate Corp.
  6.75%, 5/15/2018                                1,000                  969
American General Financial
  7.45%, 1/15/2005                                2,000                2,108
American Re Corp.
  7.45%, 12/15/2026                               3,000                3,152
Aon Corp.
  6.90%, 7/1/2004                                 2,000                2,058
BB&T Corp.
  7.25%, 6/15/2007                                2,000                2,053
Banc One Corp.
  6.875%, 8/1/2006                                2,000                2,065
BankAmerica Corp.
  7.20%, 4/15/2006                                1,000                1,049
Banque Nationale de Paris-NY
  7.20%, 1/15/2007                                1,500                1,557
Banque Paribas NY
  6.95%, 7/22/2013                                2,000                1,988
Citicorp
  7.625%, 5/1/2005                                1,000                1,063
Comerica, Inc.
  7.25%, 8/1/2007                                 1,500                1,559
Dean Witter, Discover & Co.
  6.75%, 10/15/2013                               1,000                1,018
First Union Corp.
  7.50%, 4/15/2035                                1,000                1,042
Ford Motor Credit Co.
  6.25%, 12/8/2005                                2,000                2,002
Frank Russell Co.
  (1) 5.625%, 1/15/2009                           2,000                1,895
General Motors Acceptance Corp.
  7.75%, 1/19/2010                                2,000                2,110
Lumbermens Mutual Casualty Co.
  (1) 9.15%, 7/1/2026                             1,000                  878
MBNA Master Credit Card Trust
  6.90%, 1/15/2008                                2,000                2,099
NBD Bancorp, Inc.
  7.125%, 5/15/2007                               1,500                1,541
Northern Trust Corp.
  6.65%, 11/9/2004                                1,000                1,035
Ohio National Life Insurance
  (1) 8.50%, 5/15/2026                            2,000                2,012
Provident Cos., Inc.
  7.25%, 3/15/2028                                2,000                1,733
Security Benefit Life Insurance Co.
  (1) 8.75%, 5/15/2016                            1,500                1,485
SunTrust Bank Atlanta
  7.25%, 9/15/2006                                1,000                1,049
Toyota Motor Credit Corp.
  5.50%, 12/15/2008                               2,000                1,938
UNUM Corp.
  6.75%, 12/15/2028                               2,000                1,625
US Bank NA Minnesota
  5.625%, 11/30/2005                              2,000                1,969
Wachovia Corp.
  5.625%, 12/15/2008                              2,000                1,887
Washington Mutual, Inc.
  7.50%, 8/15/2006                                3,000                3,149
                                                                ------------
                                                                      51,157
                                                                ------------

INDUSTRIAL (10.3%)
AT&T Corp.
  7.75%, 3/1/2007                                 1,000                1,045
Abbott Laboratories
  6.80%, 5/15/2005                                1,000                1,051
Airtouch Communications Inc.
  6.65%, 5/1/2008                                 2,000                2,005
Alcan Inc.
  7.25%, 3/15/2031                                2,215                2,183
Amoco Corp.
  6.50%, 8/1/2007                                 1,500                1,568
Autozone Inc.
  6.50%, 7/15/2008                                  415                  368
CPC International, Inc.
  6.15%, 1/15/2006                                  125                  128
Caterpillar Financial Services Corp.
  7.59%, 12/10/2003                               2,000                2,111
Cincinnati Bell, Inc.
  6.30%, 12/1/2028                                2,000                1,440
Continental Airlines, Inc.
  6.90%, 1/2/2018                                 1,835                1,818
Cox Communications, Inc.
  7.75%, 8/15/2006                                2,000                2,122

4
-------------------------------------------------------------------------------
                                                   FACE               MARKET
                                                 AMOUNT               VALUE*
BALANCED PORTFOLIO                                (000)                (000)
-------------------------------------------------------------------------------
Daimler Chrysler North America
  Holding Corp.
  7.40%, 1/20/2005                              $ 2,000             $  2,042
Dean Foods Co.
  6.90%, 10/15/2017                               2,000                1,747
Diageo PLC
  6.125%, 8/15/2005                               2,000                2,022
E.I. duPont de Nemours & Co.
  6.75%, 10/15/2004                               2,000                2,091
Federal Express Corp.
  6.72%, 1/15/2022                                1,913                1,928
Fluor Corp.
  6.95%, 3/1/2007                                 1,500                1,451
GTE Southwest, Inc.
  6.00%, 1/15/2006                                1,000                1,004
Hewlett-Packard Co.
  7.15%, 6/15/2005                                2,000                2,089
Honeywell International Inc.
  7.50%, 3/1/2010                                 2,000                2,199
Houghton Mifflin Co.
  7.20%, 3/15/2011                                1,030                1,028
Illinois Bell Telephone Co.
  6.625%, 2/1/2025                                1,000                  877
Mattel Inc.
  6.125%, 7/15/2005                               2,000                1,846
McDonald's Corp.
  7.375%, 7/15/2033                               1,000                  991
New York Telephone Co.
  7.25%, 2/15/2024                                1,000                  951
Norfolk Southern Corp.
  7.70%, 5/15/2017                                1,500                1,536
Phillips Petroleum Co.
  8.50%, 5/25/2005                                2,000                2,197
Procter & Gamble Co. ESOP
  9.36%, 1/1/2021                                 2,000                2,529
Raytheon Co.
  8.20%, 3/1/2006                                 1,378                1,457
Rohm & Haas Co.
  7.40%, 7/15/2009                                2,000                2,119
Target Corp.
  7.50%, 2/15/2005                                2,000                2,141
Tyco International Group
  5.875%, 11/1/2004                               2,000                1,993
U S WEST Communications Group
  6.875%, 9/15/2033                               1,000                  847
USA Networks Inc.
  6.75%, 11/15/2005                               4,000                4,069
USA Waste Services Inc.
  7.00%, 7/15/2028                                2,000                1,763
Walt Disney Co.
  7.30%, 2/8/2005                                 2,000                2,129
WorldCom Inc.
  6.40%, 8/15/2005                                2,000                1,961
                                                                ------------
                                                                      62,846
                                                                ------------


UTILITIES (4.1%)
Atlantic City Electric Co.
  (2) 7.00%, 9/1/2023                             1,000                  913
Baltimore Gas & Electric Co.
  5.50%, 4/15/2004                                1,000                  994
Carolina Power & Light Co.
  5.95%, 3/1/2009                                 2,000                1,935
Central Illinois Public Service
  6.125%, 12/15/2028                              1,000                  820
Central Power & Light Co.
  6.625%, 7/1/2005                                1,000                1,011
Duke Energy Corp.
  7.00%, 7/1/2033                                 1,000                  930
Florida Power & Light Co.
  7.00%, 9/1/2025                                 2,000                1,872
Florida Power Corp.
  6.875%, 2/1/2008                                1,850                1,864
Indiana Michigan Power Co.
  6.875%, 7/1/2004                                2,000                2,057
Kansas City Power & Light
  7.125%, 12/15/2005                              2,000                2,056
National Rural Utilities
  5.75%, 12/1/2008                                2,000                1,931
Northern Natural Gas Co.
  (1) 6.75%, 9/15/2008                            2,000                2,014
PacifiCorp
  6.625%, 6/1/2007                                1,000                1,000
Southern Investments UK PLC
  6.80%, 12/1/2006                                1,500                1,469
Sprint Capital Corp.
6.125%, 11/15/2008                                2,000                1,853
Union Electric Co.
7.375%, 12/15/2004                                1,000                1,052
Washington Gas Light Co.
6.15%, 1/26/2026                                  1,500                1,509
                                                                ------------
                                                                      25,280
                                                                ------------
----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $141,159)                                                    141,357
----------------------------------------------------------------------------

5


-------------------------------------------------------------------------------
                                                   FACE               MARKET
                                                 AMOUNT               VALUE*
                                                  (000)                (000)
-----------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated) (1.1%)
-----------------------------------------------------------------------------
Inter-American Dev. Bank
  8.875%, 6/1/2009                              $ 3,045             $  3,646
KFW International Finance, Inc.
  7.20%, 3/15/2014                                2,000                2,056
Metropolitano de Lisboa
  (1) 7.42%, 10/15/2016                           1,000                1,012
-----------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $6,440)                                                        6,714
-----------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (10.0%)
-----------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (6.1%)
Private Export Funding Corp.
  5.75%, 1/15/2008                                1,615                1,634
U.S. Treasury Bond
  6.25%, 8/15/2023                                8,000                8,630
U.S. Treasury Notes
  5.50%, 5/31/2003                                2,000                2,050
  (4) 5.625%, 12/31/2002                          4,000                4,093
  (4) 5.75%, 8/15/2010                            5,000                5,270
  (4) 6.00%, 8/15/2004                            9,500                9,945
  (4) 6.50%, 2/15/2010                            5,000                5,525
Mortgage-Backed Securities (3.9%)
Government National Mortgage Assn.
  (3) 6.50%, 2/15/2029-12/15/2029                 4,959                4,966
  (3) 7.00%, 2/15/2028-12/15/2028                 4,568                4,654
  (3) 7.50%, 2/15/2029-9/15/2030                  9,385                9,628
  (3) 8.00%, 9/15/2030                            4,648                4,804
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $59,512)                                                      61,199
-----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.3%)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.23%, 4/2/2001                                 4,827                4,827
  5.23%, 4/2/2001--Note G                        21,666               21,666
-----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $26,493)                                                      26,493
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (103.6%)
  (COST $547,147)                                                    633,444
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
                                                                       (000)
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.6%)
-----------------------------------------------------------------------------
Other Assets--Note C                                                $  4,092
Security Lending Collateral
  Payable to Brokers--Note G                                         (21,666)
Other Liabilities                                                     (4,691)
                                                                -------------
                                                                     (22,265)
                                                                -------------
-----------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------
Applicable to 37,635,796 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $611,179
=============================================================================

NET ASSET VALUE PER SHARE                                             $16.24
=============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the aggregate value of these securities was $9,296,000, representing 1.5% of net assets.
(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(4)All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.


----------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
                                                          AMOUNT         PER
                                                           (000)       SHARE
----------------------------------------------------------------------------
Paid-in Capital                                         $500,323      $13.30
Undistributed Net
   Investment Income                                       9,517         .25
Accumulated Net Realized Gains                            15,042         .40
Unrealized Appreciation--Note F                           86,297        2.29
----------------------------------------------------------------------------
NET ASSETS                                              $611,179      $16.24
============================================================================

6

----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
EQUITY INCOME PORTFOLIO                          SHARES                (000)
----------------------------------------------------------------------------
COMMON STOCKS (98.2%)
----------------------------------------------------------------------------
AUTO & Transportation (3.1%)
  Ford Motor Co.                                122,547             $  3,446
  Union Pacific Corp.                            33,300                1,873
  Genuine Parts Co.                              62,350                1,615
  CSX Corp.                                      38,200                1,287
  Norfolk Southern Corp.                         67,000                1,122
  The Goodyear Tire &
     Rubber Co.                                  42,700                1,018
  Visteon Corp.                                   9,178                  138
                                                                ------------
                                                                      10,499
                                                                ------------

CONSUMER DISCRETIONARY (5.9%)
  May Department Stores Co.                     112,000                3,974
  Kimberly-Clark Corp.                           45,000                3,052
  Gillette Co.                                   81,600                2,543
  Avon Products, Inc.                            48,200                1,928
  The McGraw-Hill Cos., Inc.                     29,700                1,772
  Eastman Kodak Co.                              35,300                1,408
  J.C. Penney Co., Inc.                          82,000                1,311
  Sears, Roebuck & Co.                           37,100                1,309
  Whirlpool Corp.                                22,600                1,130
  Newell Rubbermaid, Inc.                        30,300                  803
  International Flavors &
     Fragrances, Inc.                            25,900                  571
                                                                ------------
                                                                      19,801
                                                                ------------

CONSUMER STAPLES (11.8%)
  Philip Morris Cos., Inc.                      172,000                8,161
  Procter & Gamble Co.                           69,800                4,369
  Anheuser-Busch Cos., Inc.                      73,200                3,362
  PepsiCo, Inc.                                  72,400                3,182
  Sara Lee Corp.                                107,300                2,316
  The Coca-Cola Co.                              49,800                2,249
  The Quaker Oats Co.                            21,800                2,116
  General Mills, Inc.                            44,700                1,923
  Albertson's, Inc.                              55,700                1,772
  H.J. Heinz Co.                                 43,950                1,767
  Kellogg Co.                                    60,200                1,627
  Hershey Foods Corp.                            21,200                1,470
  Campbell Soup Co.                              41,800                1,249
  The Clorox Co.                                 39,400                1,239
  ConAgra Foods, Inc.                            53,400                  974
  UST, Inc.                                      31,400                  944
  Ralston-Ralston Purina Group                   19,500                  607
                                                                ------------
                                                                      39,327
                                                                ------------

FINANCIAL SERVICES (19.1%)
  Bank of America Corp.                         152,450                8,347
  J.P. Morgan Chase & Co.                       139,050                6,243
  Bank One Corp.                                131,440                4,756
  Washington Mutual, Inc.                        73,980                4,050
  First Union Corp.                             121,676                4,015
  Marsh & McLennan Cos., Inc.                    35,450                3,370
  Lincoln National Corp.                         71,700                3,045
  American General Corp.                         79,400                3,037
  PNC Financial Services Group                   44,000                2,981
  U.S. Bancorp                                  108,704                2,522
  FleetBoston Financial Corp.                    63,800                2,408
  Mellon Financial Corp.                         57,100                2,314
  Merrill Lynch & Co., Inc.                      40,100                2,222
  St. Paul Cos., Inc.                            49,800                2,194
  Fannie Mae                                     25,300                2,014
  Wachovia Corp.                                 31,200                1,880
  Morgan Stanley Dean
     Witter & Co.                                33,200                1,776
  KeyCorp                                        66,800                1,723
  Wells Fargo Co.                                32,900                1,628
  The Chubb Corp.                                21,800                1,579
  SAFECO Corp.                                   48,600                1,370
                                                                ------------
                                                                      63,474
                                                                ------------


HEALTH CARE (15.6%)
Bristol-Myers Squibb Co.                        200,400               11,903
Merck & Co., Inc.                               119,800                9,093
American Home Products Corp.                    129,000                7,579
GlaxoSmithKline PLC                             123,974                6,484
Pharmacia Corp.                                 108,486                5,464
Baxter International, Inc.                       31,000                2,918
Abbott Laboratories                              54,400                2,567
Eli Lilly & Co.                                  31,400                2,407
Johnson & Johnson                                25,200                2,204
Schering-Plough Corp.                            35,200                1,286
                                                                ------------
                                                                      51,905
                                                                ------------


INTEGRATED OILS (14.3%)
  Exxon Mobil Corp.                             198,841               16,106
  BP Amoco PLC ADR                              240,396               11,928
  Chevron Corp.                                  68,600                6,023
  Royal Dutch Petroleum
     Co. ADR                                     96,100                5,328
  Texaco Inc.                                    77,900                5,173
  Phillips Petroleum Co.                         26,100                1,437
  USX-Marathon Group                             39,500                1,065
  Unocal Corp.                                   10,100                  349
                                                                ------------
                                                                      47,409
                                                                ------------

OTHER ENERGY (0.8%)
  Baker Hughes, Inc.                             36,900                1,340
  Schlumberger Ltd.                              21,200                1,221
                                                                ------------
                                                                       2,561
                                                                ------------

MATERIALS & Processing (4.0%)
  Dow Chemical Co.                              163,200                5,152
  E.I. du Pont de Nemours & Co.                  73,041                2,973
  International Paper Co.                        76,227                2,750
  Weyerhaeuser Co.                               44,500                2,260
                                                                ------------
                                                                      13,135
                                                                ------------

PRODUCER DURABLES (2.8%)
  Emerson Electric Co.                           34,900                2,164
  Caterpillar, Inc.                              45,400                2,015
  The Boeing Co.                                 29,300                1,632
  Pitney Bowes, Inc.                             40,800                1,418

7

----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
                                                 SHARES                (000)
----------------------------------------------------------------------------
  Deere & Co.                                    24,500             $    890
  Lockheed Martin Corp.                          21,800                  777
  Xerox Corp.                                    72,800                  436
                                                                ------------
                                                                       9,332
                                                                ------------

UTILITIES (16.7%)
  Verizon Communications                        310,408               15,303
  SBC Communications Inc.                       242,476               10,822
  AT&T Corp.                                    203,750                4,340
  BellSouth Corp.                               105,500                4,317
* Qwest Communications
     International Inc.                          99,066                3,472
  Duke Energy Corp.                              78,600                3,359
  Southern Co.                                   89,600                3,144
  Dominion Resources, Inc.                       45,708                2,947
  TXU Corp.                                      42,215                1,744
  American Electric Power
     Co., Inc.                                   28,680                1,348
  FPL Group, Inc.                                20,300                1,244
  ScottishPower PLC ADR                          47,410                1,243
  Xcel Energy, Inc.                              36,900                1,111
  Edison International                           84,400                1,067
                                                                -------------
                                                                      55,461
                                                                -------------

OTHER (4.1%)
  General Electric Co.                          131,000                5,484
  Minnesota Mining &
      Manufacturing Co.                          48,900                5,081
  Honeywell International Inc.                   44,375                1,811
  Fortune Brands, Inc.                           35,900                1,235
                                                                -------------
                                                                      13,611
                                                                -------------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $226,085)                                                    326,515
-----------------------------------------------------------------------------
                                                   FACE
                                                 AMOUNT
                                                  (000)
-----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.7%)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.23%, 4/2/2001
  (COST $5,694)                                  $5,694                5,694
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (COST $231,779)                                                    332,209
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
                                                                       (000)
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
-----------------------------------------------------------------------------
Other Assets--Note C                                                $    732
Liabilities                                                             (536)
                                                                -------------
                                                                         196
                                                                -------------
-----------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------
Applicable to 17,020,906 outstanding $ .001
  par value shares of beneficial interest
  (unlimited authorization)                                         $332,405
=============================================================================

NET ASSET VALUE PER SHARE                                             $19.53
=============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.


-----------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------
                                                 AMOUNT                  PER
                                                  (000)                SHARE
-----------------------------------------------------------------------------
Paid-in Capital                                $227,533               $13.37
Undistributed Net
  Investment Income                               3,546                  .21
Accumulated Net Realized Gains                      896                  .05
Unrealized Appreciation--Note F                 100,430                 5.90
-----------------------------------------------------------------------------
NET ASSETS                                     $332,405               $19.53
=============================================================================

8

-----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
DIVERSIFIED VALUE PORTFOLIO                      SHARES                (000)
-----------------------------------------------------------------------------
COMMON STOCKS (92.8%)
-----------------------------------------------------------------------------
CONSUMER DISCRETIONARY (13.2%)
  Sears, Roebuck & Co.                           94,300             $  3,326
  Waste Management, Inc.                        128,500                3,174
* Kmart Corp.                                   224,100                2,107
* Cendant Corp.                                 126,800                1,850
* Toys R Us, Inc.                                58,800                1,476
* Service Corp. International                   267,500                1,271
  Newell Rubbermaid, Inc.                        45,400                1,202
                                                                -------------
                                                                      14,406
                                                                -------------

CONSUMER STAPLES (4.6%)
  Philip Morris Cos., Inc.                       64,600                3,065
  Imperial Tobacco Group ADR                     96,100                1,932
                                                                -------------
                                                                       4,997
                                                                -------------

FINANCIAL SERVICES (27.3%)
  BANKS--NEW YORK CITY (2.5%)
  J.P. Morgan Chase & Co.                        60,950                2,737

  BANKS--OUTSIDE NEW YORK CITY (4.5%)
  National City Corp.                           112,100                2,999
  Bank of America Corp.                          23,500                1,287
  PNC Financial Services Group                    9,700                  657

  DIVERSIFIED FINANCIAL SERVICES (7.0%)
  Citigroup, Inc.                                71,800                3,230
  The CIT Group, Inc.                            91,000                2,628
  John Hancock Financial
     Services, Inc.                              47,700                1,834

  INSURANCE--MULTILINE (4.9%)
  Aon Corp.                                      82,200                2,918
  Allstate Corp.                                 57,900                2,428

  INSURANCE--PROPERTY-CASUALTY (3.1%)
  XL Capital Ltd. Class A                        45,100                3,431

  REAL ESTATE INVESTMENT TRUST (2.2%)
  Crescent Real Estate, Inc. REIT               108,500                2,463

  SAVINGS & Loan (3.1%)
  Washington Mutual, Inc.                        61,900                3,389
                                                                -------------
                                                                      30,001
                                                                -------------

HEALTH CARE (3.1%)
  Bristol-Myers Squibb Co.                       29,300                1,739
* Watson Pharmaceuticals, Inc.                   31,800                1,673
                                                                -------------
                                                                       3,412
                                                               -------------
INTEGRATED OILS (8.4%)
  Phillips Petroleum Co.                         50,500                2,780
  BP Amoco PLC ADR                               54,312                2,695
  Occidental Petroleum Corp.                     88,600                2,193
  Conoco Inc. Class A                            54,300                1,526
                                                                -------------
                                                                       9,194
                                                                -------------
OTHER ENERGY (9.4%)
  Halliburton Co.                                76,300                2,804
  Baker Hughes, Inc.                             67,600                2,455
  Schlumberger Ltd.                              42,600                2,454
* Global Marine, Inc.                            48,100                1,231
  Williams Cos., Inc.                            15,900                  681
  Transocean Sedco Forex Inc.                    15,020                  651
                                                                -------------
                                                                      10,276
                                                                -------------
MATERIALS & Processing (3.7%)
  Crompton Corp.                                149,284                1,672
  Lyondell Chemical Co.                         115,700                1,663
  Millennium Chemicals, Inc.                     45,900                  751
                                                                -------------
                                                                       4,086
                                                                -------------

PRODUCER DURABLES (1.7%)
  Emerson Electric Co.                           30,200                1,872
                                                                -------------

UTILITIES (19.0%)
  Reliant Energy, Inc.                           81,600                3,692
  Southern Co.                                  102,100                3,583
  Entergy Corp.                                  82,600                3,139
  Northeast Utilities                           179,800                3,125
  American Electric Power
     Co., Inc.                                   62,940                2,958
  SBC Communications Inc.                        38,100                1,700
  Verizon Communications                         30,660                1,512
  FirstEnergy Corp.                              36,900                1,030
                                                                -------------
                                                                      20,739
                                                                -------------

OTHER (2.4%)
  ITT Industries, Inc.                           66,500                2,577
                                                                -------------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $96,747)                                                     101,560
-----------------------------------------------------------------------------

9

-----------------------------------------------------------------------------
                                                    FACE              MARKET
                                                  AMOUNT              VALUE*
                                                   (000)               (000)
-----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (8.1%)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.23%, 4/2/2001
  (COST $8,907)                                  $8,907             $  8,907
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
  (COST $105,654)                                                    110,467
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
-----------------------------------------------------------------------------
Other Assets--Note C                                                     552
Liabilities                                                           (1,528)
                                                                -------------
                                                                        (976)
                                                                -------------
-----------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------
Applicable to 10,151,097 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $109,491
=============================================================================

NET ASSET VALUE PER SHARE                                             $10.79
=============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.


-----------------------------------------------------------------------------

                                                 AMOUNT                  PER
                                                  (000)                SHARE
-----------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------
Paid-in Capital                                $108,194               $10.66
Undistributed Net
  Investment Income                                 825                  .08
Accumulated Net Realized Losses                  (4,341)                (.43)
Unrealized Appreciation--Note F                   4,813                  .48
-----------------------------------------------------------------------------
NET ASSETS $109,491 $10.79
=============================================================================

10

-----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
EQUITY INDEX PORTFOLIO                           SHARES                (000)
-----------------------------------------------------------------------------
COMMON STOCKS (99.4%)(1)
-----------------------------------------------------------------------------
  General Electric Co.                        1,140,908          $    47,758
* Microsoft Corp.                               614,300               33,595
  Exxon Mobil Corp.                             400,302               32,424
  Pfizer, Inc.                                  726,478               29,749
  Citigroup, Inc.                               578,248               26,010
  Wal-Mart Stores, Inc.                         514,284               25,971
  American International
     Group, Inc.                                267,988               21,573
  Intel Corp.                                   774,912               20,390
  Merck & Co., Inc.                             265,556               20,156
* AOL Time Warner Inc.                          498,233               20,004
  International Business
     Machines Corp.                             201,964               19,425
  SBC Communications Inc.                       389,746               17,394
  Verizon Communications                        311,140               15,339
  Johnson & Johnson                             160,054               14,000
  Royal Dutch Petroleum
     Co. ADR                                    245,880               13,632
  Bristol-Myers Squibb Co.                      225,100               13,371
* Cisco Systems, Inc.                           837,832               13,248
  The Coca-Cola Co.                             286,362               12,932
  Philip Morris Cos., Inc.                      256,069               12,150
  Home Depot, Inc.                              266,635               11,492
  Bank of America Corp.                         187,413               10,261
  Eli Lilly & Co.                               129,804                9,951
  J.P. Morgan Chase & Co.                       219,060                9,836
  Wells Fargo Co.                               196,840                9,738
* Oracle Corp.                                  643,224                9,635
  Procter & Gamble Co.                          149,644                9,368
  Fannie Mae                                    115,996                9,233
  AT&T Corp.                                    432,856                9,220
  American Home Products Corp.                  150,900                8,865
  BellSouth Corp.                               215,608                8,823
* Viacom Inc. Class B                           198,784                8,741
  Tyco International Ltd.                       201,752                8,722
  Abbott Laboratories                           178,056                8,402
* Dell Computer Corp.                           297,900                7,652
  Pharmacia Corp.                               148,470                7,478
* EMC Corp.                                     251,916                7,406
  PepsiCo, Inc.                                 166,204                7,305
* Amgen, Inc.                                   119,896                7,216
  Hewlett-Packard Co.                           222,496                6,957
  Morgan Stanley Dean
     Witter & Co.                               128,618                6,881
  The Walt Disney Co.                           239,430                6,848
* Qwest Communications
     International Inc.                         190,621                6,681
  Chevron Corp.                                  73,930                6,491
  Medtronic, Inc.                               138,352                6,328
  American Express Co.                          153,071                6,322
* WorldCom, Inc.                                331,535                6,196
  Texas Instruments, Inc.                       199,668                6,186
  Schering-Plough Corp.                         168,288                6,148
  Ford Motor Co.                                213,315                5,998
* Sun Microsystems, Inc.                        375,300                5,768
  The Boeing Co.                                 95,993                5,348
  Freddie Mac                                    80,056                5,190
  Merrill Lynch & Co., Inc.                      93,000                5,152
  U.S. Bancorp                                  221,857                5,147
  Nortel Networks Corp.                         366,324                5,147
  Enron Corp.                                    85,918                4,992
* QUALCOMM, Inc.                                 86,700                4,909
  E.I. du Pont de Nemours & Co.                 120,054                4,886
  Bank One Corp.                                133,068                4,814
  Walgreen Co.                                  117,012                4,774
  Anheuser-Busch Cos., Inc.                     103,840                4,770
  Minnesota Mining &
     Manufacturing Co.                           45,609                4,739
  FleetBoston Financial Corp.                   124,839                4,713
  Texaco Inc.                                    63,300                4,203
  The Bank of New York Co., Inc.                 85,296                4,200
  Kimberly-Clark Corp.                           61,488                4,171
* Applied Materials, Inc.                        93,188                4,054
  McDonald's Corp.                              150,986                4,009
  United Technologies Corp.                      54,227                3,975
  Automatic Data Processing, Inc.                73,072                3,974
* Comcast Corp.-Special Class A                  93,189                3,908
  Lucent Technologies, Inc.                     391,930                3,908
  Schlumberger Ltd.                              66,026                3,804
  Gillette Co.                                  121,256                3,780
  Duke Energy Corp.                              88,046                3,763
  Honeywell International Inc.                   91,867                3,748
  El Paso Corp.                                  57,170                3,733
  First Union Corp.                             112,764                3,721
  Target Corp.                                  103,132                3,721
* Clear Channel
     Communications, Inc.                        67,310                3,665
  Washington Mutual, Inc.                        66,927                3,664
  Colgate-Palmolive Co.                          65,936                3,644
  Motorola, Inc.                                251,553                3,587
  Alcoa Inc.                                     99,476                3,576
  Compaq Computer Corp.                         194,490                3,540
  Allstate Corp.                                 84,316                3,536
  Unilever NV ADR                                65,749                3,461
  General Motors Corp.                           63,174                3,276
  Dow Chemical Co.                              103,213                3,258
  MBNA Corp.                                     98,110                3,247
  Household International, Inc.                  54,160                3,208
* Safeway, Inc.                                  57,800                3,188
  Baxter International, Inc.                     33,821                3,184
  Cardinal Health, Inc.                          32,279                3,123
  Emerson Electric Co.                           49,380                3,062
* AES Corp.                                      61,182                3,057
  Marsh & McLennan Cos., Inc.                    31,685                3,011
  Electronic Data Systems Corp.                  53,800                3,005
  Fifth Third Bancorp                            53,414                2,854
* Micron Technology, Inc.                        68,094                2,828

11

-----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
                                                 SHARES                (000)
-----------------------------------------------------------------------------
* JDS Uniphase Corp.                            150,620          $     2,777
  Southern Co.                                   77,725                2,727
  First Data Corp.                               45,564                2,721
  Metropolitan Life Insurance Co.                87,900                2,641
  CVS Corp.                                      45,104                2,638
  Lowe's Cos., Inc.                              44,078                2,576
  HCA-The Healthcare Co.                         63,557                2,559
  Charles Schwab Corp.                          159,100                2,453
* The Kroger Co.                                 94,104                2,427
  Exelon Corp.                                   36,744                2,410
  Williams Cos., Inc.                            55,629                2,384
* Kohl's Corp.                                   38,100                2,350
  The Gap, Inc.                                  97,979                2,324
  Mellon Financial Corp.                         56,120                2,274
  PNC Financial Services Group                   33,357                2,260
  Sprint Corp.                                  101,826                2,239
  American General Corp.                         57,922                2,216
  SunTrust Banks, Inc.                           34,118                2,211
  Corning, Inc.                                 105,734                2,188
  UnitedHealth Group Inc.                        36,776                2,179
* Veritas Software Corp.                         47,057                2,176
  Sysco Corp.                                    77,760                2,061
  Sara Lee Corp.                                 95,008                2,050
* Sprint PCS                                    107,612                2,045
  Conoco Inc. Class B                            71,896                2,031
* Costco Wholesale Corp.                         51,682                2,029
  International Paper Co.                        55,431                2,000
  Illinois Tool Works, Inc.                      34,793                1,978
* Tellabs, Inc.                                  47,392                1,928
  Dynegy, Inc.                                   37,300                1,903
  CIGNA Corp.                                    17,667                1,897
  ALLTEL Corp.                                   35,996                1,888
  National City Corp.                            70,256                1,879
  Halliburton Co.                                51,091                1,878
  Carnival Corp.                                 67,400                1,865
  Gannett Co., Inc.                              30,292                1,809
  Computer Associates
     International, Inc.                         66,499                1,809
  Lehman Brothers Holdings, Inc.                 28,700                1,799
  Anadarko Petroleum Corp.                       28,566                1,793
* Calpine Corp.                                  32,500                1,790
  Dominion Resources, Inc.                       27,442                1,769
  Waste Management, Inc.                         71,561                1,768
  Lockheed Martin Corp.                          49,496                1,765
  Caterpillar, Inc.                              39,566                1,756
  American Electric Power
     Co., Inc.                                   37,035                1,741
  State Street Corp.                             18,600                1,737
  Omnicom Group Inc.                             20,400                1,691
  AFLAC, Inc.                                    61,200                1,685
  Providian Financial Corp.                      33,024                1,620
  Phillips Petroleum Co.                         29,409                1,619
  BB&T Corp.                                     45,846                1,612
* Tenet Healthcare Corp.                         36,597                1,610
* Agilent Technologies, Inc.                     52,364                1,609
  H.J. Heinz Co.                                 40,011                1,608
  The Hartford Financial
     Services Group Inc.                         27,176                1,603
  Union Pacific Corp.                            28,498                1,603
* Guidant Corp.                                  35,500                1,597
  Northern Trust Corp.                           25,508                1,594
  Paychex, Inc.                                  42,925                1,591
  Transocean Sedco Forex Inc.                    36,600                1,587
  Southwest Airlines Co.                         86,926                1,543
  Reliant Energy, Inc.                           33,986                1,538
  Albertson's, Inc.                              47,256                1,504
* Analog Devices, Inc.                           41,400                1,500
  Linear Technology Corp.                        36,500                1,499
  The Quaker Oats Co.                            15,159                1,471
  The Chubb Corp.                                20,118                1,457
  Wachovia Corp.                                 24,049                1,449
  Campbell Soup Co.                              48,374                1,445
  General Dynamics Corp.                         22,860                1,434
* FedEx Corp.                                    34,088                1,421
  Tribune Co.                                    34,754                1,416
* Solectron Corp.                                74,200                1,411
  General Mills, Inc.                            32,734                1,408
  Baker Hughes, Inc.                             38,326                1,392
* Global Crossing Ltd.                          102,250                1,379
  Eastman Kodak Co.                              34,506                1,376
  Burlington Northern
     Santa Fe Corp.                              45,198                1,373
  USA Education Inc.                             18,900                1,373
* Maxim Integrated
     Products, Inc.                              32,600                1,356
  Sears, Roebuck & Co.                           38,407                1,355
  Loews Corp.                                    22,800                1,355
* Siebel Systems, Inc.                           49,500                1,346
  The McGraw-Hill Cos., Inc.                     22,568                1,346
* Xilinx, Inc.                                   38,100                1,338
  Harley-Davidson, Inc.                          35,000                1,328
  Alcan Inc.                                     36,712                1,322
* Cendant Corp.                                  88,572                1,292
  Weyerhaeuser Co.                               25,114                1,276
  KeyCorp                                        49,116                1,267
* NEXTEL Communications, Inc.                    88,000                1,265
  Kellogg Co.                                    46,758                1,264
  Capital One Financial Corp.                    22,700                1,260
  Comerica, Inc.                                 20,449                1,258
  Wrigley, (Wm.) Jr. Co.                         26,058                1,257
  NIKE, Inc. Class B                             30,980                1,256
  FPL Group, Inc.                                20,346                1,247
  Masco Corp.                                    51,558                1,245
  TXU Corp.                                      29,774                1,230
  Interpublic Group of Cos., Inc.                35,598                1,223
  May Department Stores Co.                      34,404                1,221
* Forest Laboratories, Inc.                      20,200                1,197
  Golden West Financial Corp.                    18,178                1,180

12

-----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
EQUITY INDEX PORTFOLIO                           SHARES                (000)
-----------------------------------------------------------------------------
  Xcel Energy, Inc.                              39,153          $     1,179
  Stryker Corp.                                  22,500                1,176
  Marriott International, Inc.
     Class A                                     27,606                1,137
  ConAgra Foods, Inc.                            61,602                1,124
  Allergan, Inc.                                 15,136                1,122
* Comverse Technology, Inc.                      19,000                1,119
  Burlington Resources, Inc.                     24,811                1,110
  St. Paul Cos., Inc.                            25,096                1,105
  Ralston-Ralston Purina Group                   35,392                1,102
* ALZA Corp.                                     27,218                1,102
  Avon Products, Inc.                            27,488                1,099
  Franklin Resources Corp.                       28,100                1,099
  Hershey Foods Corp.                            15,690                1,088
* Biogen, Inc.                                   17,100                1,083
  Public Service Enterprise
     Group, Inc.                                 24,768                1,069
  Occidental Petroleum Corp.                     42,669                1,056
  Aon Corp.                                      29,600                1,051
  Becton, Dickinson & Co.                        29,320                1,036
  TJX Cos., Inc.                                 32,144                1,029
  Progress Energy, Inc.                          23,775                1,024
  Air Products & Chemicals, Inc.                 26,306                1,010
* Yahoo!, Inc.                                   64,000                1,008
  Pitney Bowes, Inc.                             28,954                1,006
* Concord EFS, Inc.                              24,700                  999
  Deere & Co.                                    27,038                  983
* Altera Corp.                                   45,800                  982
  Entergy Corp.                                  25,550                  971
* Chiron Corp.                                   22,100                  970
  Adobe Systems, Inc.                            27,600                  965
  Unocal Corp.                                   27,899                  964
  USX-Marathon Group                             35,619                  960
  Raytheon Co. Class B                           32,660                  960
  Archer-Daniels-Midland Co.                     72,947                  959
* Federated Department
     Stores, Inc.                                23,000                  956
* Advanced Micro Devices, Inc.                   35,932                  954
* Boston Scientific Corp.                        46,784                  944
  Lincoln National Corp.                         21,974                  933
  Textron, Inc.                                  16,320                  928
* Starbucks Corp.                                21,600                  917
  Delphi Automotive
     Systems Corp.                               64,460                  913
  MBIA, Inc.                                     11,300                  912
* Univision Communications Inc.                  23,800                  908
  Consolidated Edison Inc.                       24,455                  907
  PPG Industries, Inc.                           19,425                  895
  Danaher Corp.                                  16,400                  895
  SouthTrust Corp.                               19,400                  888
  Synovus Financial Corp.                        32,850                  887
* Apple Computer, Inc.                           39,992                  883
  McKesson HBOC, Inc.                            32,803                  877
  Mattel, Inc.                                   49,442                  877
* Nabors Industries, Inc.                        16,900                  876
  The CIT Group, Inc.                            30,200                  872
* MedImmune Inc.                                 24,300                  872
  Devon Energy Corp.                             14,824                  863
* Best Buy Co., Inc.                             23,900                  859
  Coca-Cola Enterprises, Inc.                    48,200                  857
  The Clorox Co.                                 27,226                  856
  MGIC Investment Corp.                          12,300                  842
  IMS Health, Inc.                               33,668                  838
* KLA-Tencor Corp.                               21,200                  835
  Dover Corp.                                    23,260                  834
  CSX Corp.                                      24,608                  829
  Progressive Corp. of Ohio                       8,500                  825
  Constellation Energy Group                     18,651                  823
  Newell Rubbermaid, Inc.                        30,874                  818
  Apache Corp.                                   14,200                  818
* Broadcom Corp.                                 28,300                  818
  Praxair, Inc.                                  18,221                  814
  UnumProvident Corp.                            27,723                  810
* Bed Bath & Beyond, Inc.                        32,800                  806
  Jefferson-Pilot Corp.                          11,857                  805
  Biomet, Inc.                                   20,428                  805
  Amerada Hess Corp.                             10,178                  795
  Regions Financial Corp.                        27,900                  793
  Molex, Inc.                                    22,450                  792
* King Pharmaceuticals, Inc.                     19,400                  791
  RadioShack Corp.                               21,488                  788
* Staples, Inc.                                  52,500                  781
  Dollar General Corp.                           38,150                  780
  Scientific-Atlanta, Inc.                       18,690                  777
  Rohm & Haas Co.                                25,201                  776
  The Limited, Inc.                              49,384                  776
* PeopleSoft, Inc.                               33,000                  773
  AMBAC Financial Group Inc.                     12,150                  771
  New York Times Co. Class A                     18,764                  769
  Starwood Hotels & Resorts
     Worldwide, Inc.                             22,400                  762
  Georgia Pacific Group                          25,899                  761
  Rockwell International Corp.                   20,909                  760
* ADC Telecommunications, Inc.                   89,200                  758
  Norfolk Southern Corp.                         44,389                  743
  Ingersoll-Rand Co.                             18,500                  735
  PPL Corp.                                      16,691                  734
  NiSource, Inc.                                 23,472                  730
  AmSouth Bancorp                                43,442                  730
  FirstEnergy Corp.                              26,073                  728
  Northrop Grumman Corp.                          8,262                  719
  Tosco Corp.                                    16,800                  718
* Noble Drilling Corp.                           15,500                  715
  Kinder Morgan, Inc.                            13,200                  702
  Kerr-McGee Corp.                               10,805                  701
  Cincinnati Financial Corp.                     18,400                  698
* Sabre Holdings Corp.                           15,003                  693
  Stilwell Financial, Inc.                       25,800                  692

13

-----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
                                                 SHARES                (000)
-----------------------------------------------------------------------------
* Wellpoint Health Networks
     Inc. Class A                                 7,200          $       686
* Sanmina Corp.                                  34,960                  684
  Charter One Financial                          24,140                  683
  Applera Corp-Applied
     Biosystems Group                            24,332                  675
* Lexmark International, Inc.                    14,600                  665
* Intuit, Inc.                                   23,900                  663
  Avery Dennison Corp.                           12,710                  661
* Teradyne, Inc.                                 20,000                  660
* Novellus Systems, Inc.                         16,200                  657
  Countrywide Credit
     Industries, Inc.                            13,300                  656
  Barrick Gold Corp.                             45,901                  656
  Ameren Corp.                                   15,855                  649
  DTE Energy Co.                                 16,286                  648
* Tricon Global Restaurants, Inc.                16,830                  643
* Convergys Corp.                                17,800                  642
* Computer Sciences Corp.                        19,464                  630
* Gateway, Inc.                                  37,000                  622
* Watson Pharmaceuticals, Inc.                   11,800                  621
  Johnson Controls, Inc.                          9,936                  621
  Ecolab, Inc.                                   14,626                  620
* Network Appliance, Inc.                        36,600                  615
* Comcast Corp. Class A                          14,931                  615
  Fortune Brands, Inc.                           17,839                  614
  Cinergy Corp.                                  18,273                  613
* AMR Corp.                                      17,386                  611
  Conseco Inc.                                   37,738                  608
* BMC Software, Inc.                             28,083                  604
  Old Kent Financial Corp.                       15,830                  602
  Union Planters Corp.                           15,500                  597
  Cintas Corp.                                   15,100                  595
  KeySpan Corp.                                  15,500                  591
  Allegheny Energy, Inc.                         12,759                  590
  Symbol Technologies, Inc.                      16,900                  590
* Aetna Inc-New                                  16,275                  585
* LSI Logic Corp.                                36,900                  580
  Willamette Industries, Inc.                    12,574                  578
* Toys R Us, Inc.                                22,818                  573
* HEALTHSOUTH Corp.                              44,427                  573
  UST, Inc.                                      18,793                  565
  Bear Stearns Co., Inc.                         12,307                  563
  Torchmark Corp.                                14,494                  563
* Applied Micro Circuits Corp.                   34,000                  561
  Delta Air Lines, Inc.                          14,142                  559
  EOG Resources, Inc.                            13,500                  557
  PG&E Corp.                                     44,505                  554
  Sempra Energy                                  23,659                  551
* Palm, Inc.                                     65,091                  547
  Vulcan Materials Co.                           11,600                  543
  Eaton Corp.                                     7,900                  541
* National Semiconductor Corp.                   20,054                  536
  Parker Hannifin Corp.                          13,442                  534
  H & R Block, Inc.                              10,568                  529
* Kmart Corp.                                    56,153                  528
* St. Jude Medical, Inc.                          9,788                  527
  Dow Jones & Co., Inc.                          10,031                  525
* Vitesse Semiconductor Corp.                    22,000                  524
  Moody's Corp.                                  18,734                  516
  Genuine Parts Co.                              19,869                  515
  Equifax, Inc.                                  16,300                  509
* Unisys Corp.                                   36,005                  504
  TRW, Inc.                                      14,386                  489
  J.C. Penney Co., Inc.                          30,256                  484
  Brown-Forman Corp. Class B                      7,799                  483
* Fiserv, Inc.                                   10,800                  483
  Edison International                           37,594                  475
* Jabil Circuit, Inc.                            21,900                  473
  CenturyTel, Inc.                               16,350                  470
  Sherwin-Williams Co.                           18,424                  469
* Thermo Electron Corp.                          20,800                  468
  Harcourt General, Inc.                          8,385                  467
  Xerox Corp.                                    77,594                  465
  VF Corp.                                       13,260                  464
  Tiffany & Co.                                  17,000                  463
  Winn-Dixie Stores, Inc.                        16,326                  463
* Robert Half International, Inc.                20,600                  460
  The BFGoodrich Co.                             11,858                  455
  GPU, Inc.                                      13,992                  455
  Knight Ridder                                   8,436                  453
  CMS Energy Corp.                               15,200                  450
* Citrix Systems, Inc.                           21,200                  448
  Pinnacle West Capital Corp.                     9,700                  445
  Hilton Hotels Corp.                            42,557                  445
  Eastman Chemical Co.                            8,894                  438
  The Goodyear Tire & Rubber Co.                 18,349                  438
  T. Rowe Price Group Inc.                       13,900                  435
  Leggett & Platt, Inc.                          22,400                  431
* NCR Corp.                                      10,900                  425
  Sigma-Aldrich Corp.                             8,838                  423
* Avaya Inc.                                     32,360                  421
* Compuware Corp.                                42,500                  414
  Huntington Bancshares Inc.                     29,051                  414
  SAFECO Corp.                                   14,580                  411
  ITT Industries, Inc.                           10,188                  395
* Mercury Interactive Corp.                       9,400                  394
  PACCAR, Inc.                                    8,760                  393
* Harrah's Entertainment, Inc.                   13,257                  390
* Citizens Communications Co.                    30,800                  390
  Fluor Corp.                                     8,542                  380
  Whirlpool Corp.                                 7,590                  379
  Engelhard Corp.                                14,633                  378
  R.R. Donnelley & Sons Co.                      14,127                  370
  Phelps Dodge Corp.                              9,159                  368
  W.W. Grainger, Inc.                            10,860                  368
* AutoZone Inc.                                  13,000                  364
  Cooper Industries, Inc.                        10,884                  364

14

----------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
EQUITY INDEX PORTFOLIO                           SHARES               (000)
----------------------------------------------------------------------------
  Nucor Corp.                                     8,969          $      359
  Newmont Mining Corp.                           21,955                 354
* Allied Waste Industries, Inc.                  22,300                 350
  Black & Decker Corp.                            9,212                 339
  The Stanley Works                              10,070                 332
  Darden Restaurants Inc.                        13,967                 332
  Placer Dome, Inc.                              37,588                 325
* Sealed Air Corp.                                9,645                 321
  Sunoco, Inc.                                    9,705                 315
  Pall Corp.                                     14,356                 315
  Ashland, Inc.                                   8,126                 312
* Inco Ltd.                                      20,907                 310
* Niagara Mohawk Holdings Inc.                   18,162                 307
* Office Depot, Inc.                             34,900                 305
  PerkinElmer, Inc.                               5,793                 304
* Tektronix, Inc.                                11,104                 303
* Rowan Cos., Inc.                               10,831                 298
  Wendy's International, Inc.                    13,341                 298
  Dana Corp.                                     17,126                 294
  Maytag Corp.                                    8,978                 290
  Centex Corp.                                    6,914                 288
  The Mead Corp.                                 11,416                 286
* American Power
     Conversion Corp.                            22,200                 286
  Adolph Coors Co. Class B                        4,305                 282
  Westvaco Corp.                                 11,540                 280
  Bausch & Lomb, Inc.                             6,116                 279
  Liz Claiborne, Inc.                             5,924                 279
* Cabletron Systems, Inc.                        21,586                 278
* Parametric Technology Corp.                    30,700                 278
* US Airways Group, Inc.                          7,801                 277
  C.R. Bard, Inc.                                 5,883                 267
  Alberto-Culver Co. Class B                      6,502                 258
* FMC Corp.                                       3,494                 257
  Hasbro, Inc.                                   19,900                 257
  Temple-Inland Inc.                              5,801                 257
  International Flavors &
     Fragrances, Inc.                            11,507                 254
* Conexant Systems, Inc.                         28,300                 253
* Quintiles Transnational Corp.                  13,400                 253
  Circuit City Stores, Inc.                      23,424                 248
  Millipore Corp.                                 5,365                 248
  Nordstrom, Inc.                                15,086                 246
* Manor Care, Inc.                               12,026                 245
* QLogic Corp.                                   10,700                 241
  Visteon Corp.                                  15,298                 230
* Pactiv Corp.                                   18,561                 225
  Dillard's Inc.                                 10,106                 222
  Boise Cascade Corp.                             6,636                 208
  Bemis Co., Inc.                                 6,277                 208
  SuperValu Inc.                                 15,476                 206
* Freeport-McMoRan Copper
     & Gold Inc. Class B                         15,800                 206
* Humana, Inc.                                   19,500                 204
  Meredith Corp.                                  5,822                 203
  Autodesk, Inc.                                  6,560                 200
  Raytheon Co. Class A                            6,777                 198
  Deluxe Corp.                                    8,349                 198
  NICOR, Inc.                                     5,289                 197
  Brunswick Corp.                                10,002                 196
  Snap-On Inc.                                    6,678                 194
  Pulte Corp.                                     4,778                 193
* Novell, Inc.                                   37,545                 188
  Crane Co.                                       6,998                 182
  Great Lakes Chemical Corp.                      5,925                 182
  Cummins Engine Co., Inc.                        4,699                 176
* BroadVision, Inc.                              31,600                 169
  Hercules, Inc.                                 12,778                 166
  KB Home                                         5,065                 165
  Homestake Mining Co.                           31,267                 164
  Allegheny Technologies Inc.                     9,366                 163
* Reebok International Ltd.                       6,486                 161
  Peoples Energy Corp.                            4,085                 159
* Navistar International Corp.                    6,835                 156
  Tupperware Corp.                                6,529                 156
  USX-U.S. Steel Group                           10,578                 155
  Ball Corp.                                      3,346                 153
  ONEOK, Inc.                                     3,345                 137
* Andrew Corp.                                    9,511                 137
* Power-One, Inc.                                 9,200                 133
  Longs Drug Stores, Inc.                         4,420                 131
* Consolidated Stores, Inc.                      12,928                 130
  Ryder System, Inc.                              7,015                 126
  Louisiana-Pacific Corp.                        12,382                 119
  Thomas & Betts Corp.                            6,702                 116
  Potlatch Corp.                                  3,457                 110
  The Timken Co.                                  7,030                 110
  National Service Industries, Inc.               4,663                 109
* Sapient Corp.                                  14,000                 101
  Briggs & Stratton Corp.                         2,591                  99
* Adaptec, Inc.                                  11,300                  98
* Viacom Inc. Class A                             2,112                  94
  Cooper Tire & Rubber Co.                        8,248                  94
  Worthington Industries, Inc.                    9,386                  87
  McDermott International, Inc.                   6,871                  87
  American Greetings Corp.
     Class A                                      7,378                  78
* Ceridian Corp.                                  2,180                  40
* Freeport-McMoRan Copper
     & Gold, Inc. Class A                         1,600                  19
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $805,226)                                                 1,197,068
----------------------------------------------------------------------------

15

----------------------------------------------------------------------------
                                                  FACE               MARKET
                                                 AMOUNT              VALUE*
                                                 (000)                (000)
----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.5%)(1)
----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
  (2) 5.22%, 5/10/2001                           $1,000          $      996
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  5.23%, 4/2/2001                                 4,646               4,646
----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $5,640)                                                       5,642
----------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (COST $810,866)                                                 1,202,710
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
----------------------------------------------------------------------------
Other Assets--Note C                                                  4,160
Liabilities                                                          (3,078)
                                                                ------------
                                                                      1,082
                                                                ------------
----------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------
Applicable to 40,197,711 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $1,203,792
============================================================================

NET ASSET VALUE PER SHARE                                            $29.95
============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.



----------------------------------------------------------------------------
                                                 AMOUNT                 PER
                                                  (000)               SHARE
----------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
Paid-in Capital                                $773,530              $19.25
Undistributed Net
  Investment Income                               6,181                 .15
Accumulated Net Realized Gains                   32,530                 .81
Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities                         391,844                9.75
  Futures Contracts                                (293)               (.01)
----------------------------------------------------------------------------
NET ASSETS                                   $1,203,792              $29.95
============================================================================

16

----------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
MID-CAP INDEX PORTFOLIO                          SHARES             (000)
----------------------------------------------------------------------------
COMMON STOCKS (99.8%)(1)
----------------------------------------------------------------------------
* Genzyme Corp.                                  26,190          $  2,366
* Electronic Arts Inc.                           36,640             1,988
  M & T Bank Corp.                               26,701             1,866
* SunGard Data Systems, Inc.                     36,660             1,805
* Millennium Pharmaceuticals, Inc.               58,600             1,785
* DST Systems, Inc.                              34,500             1,663
* Waters Corp.                                   35,700             1,658
* BJ Services Co.                                22,700             1,616
* IDEC Pharmaceuticals Corp.                     39,600             1,584
  R.J. Reynolds Tobacco
     Holdings, Inc.                              28,200             1,582
  Washington Post Co. Class B                     2,630             1,520
  Telephone & Data Systems, Inc.                 16,170             1,512
* Weatherford International, Inc.                30,370             1,499
  Marshall & Ilsley Corp.                        28,370             1,498
  National Community Bancorp                     56,713             1,407
* IVAX Corp.                                     44,035             1,387
  ENSCO International, Inc.                      38,220             1,338
* Atmel Corp.                                   128,700             1,263
* Cadence Design Systems, Inc.                   67,890             1,255
  Zions Bancorp                                  24,060             1,253
* Jones Apparel Group, Inc.                      32,946             1,245
* Global Marine, Inc.                            48,610             1,244
  Family Dollar Stores, Inc.                     47,300             1,216
* NVIDIA Corp.                                   18,700             1,214
  North Fork Bancorp, Inc.                       45,170             1,172
* BroadWing Inc.                                 59,700             1,143
* Quest Diagnostics, Inc.                        12,800             1,138
* American Standard Cos., Inc.                   19,180             1,133
  TECO Energy, Inc.                              36,850             1,104
  First Tennessee National Corp.                 35,610             1,100
* Health Management Associates
     Class A                                     67,270             1,046
* Apollo Group, Inc. Class A                     31,575             1,036
* International Game Technology                  20,228             1,018
* Litton Industries, Inc.                        12,600             1,012
* Rational Software Corp.                        56,160               997
  DPL Inc.                                       35,280               991
  UtiliCorp United, Inc.                         30,440               985
  Dime Bancorp, Inc.                             29,960               981
* Smith International, Inc.                      13,930               978
* BJ's Wholesale Club, Inc.                      20,040               959
  SEI Corp.                                      30,000               936
* Express Scripts                                10,700               927
  Old Republic International Corp.               32,500               923
* Microchip Technology, Inc.                     36,042               912
  Green Point Financial Corp.                    27,940               911
* Affiliated Computer Services,
     Inc. Class A                                13,800               896
  Mylan Laboratories, Inc.                       34,520               892
* Abercrombie & Fitch Co.                        27,240               891
  American Water Works Co., Inc.                 27,190               877
* Symantec Corp.                                 20,910               874
* Integrated Device
     Technology Inc.                             29,510               874
  Ultramar Diamond
     Shamrock Corp.                              23,970               867
  Radian Group, Inc.                             12,800               867
* Gilead Sciences, Inc.                          26,000               845
* BISYS Group, Inc.                              15,800               844
* Park Place Entertainment                       82,200               843
  Everest Re Group, Ltd.                         12,650               841
  Neuberger Berman Inc.                          13,500               840
  TCF Financial Corp.                            22,160               837
  Hillenbrand Industries, Inc.                   17,240               833
  Tyson Foods, Inc.                              61,450               828
  Murphy Oil Corp.                               12,400               826
  A.G. Edwards & Sons, Inc.                      22,240               823
* LAM Research Corp.                             33,900               805
* Cooper Cameron Corp.                           14,900               805
  The PMI Group Inc.                             12,245               796
  Banknorth Group, Inc.                          40,000               795
  McCormick & Co., Inc.                          18,900               794
* Synopsys, Inc.                                 16,740               786
  SCANA Corp.                                    28,908               785
  Reader's Digest Assn., Inc.
     Class A                                     28,500               783
* National-Oilwell, Inc.                         22,300               772
  Ocean Energy, Inc.                             46,320               767
* SPX Corp.                                       8,440               766
* Lincare Holdings, Inc.                         14,440               764
* Brinker International, Inc.                    27,380               764
  Allmerica Financial Corp.                      14,700               763
* Vishay Intertechnology, Inc.                   38,105               758
* CDW Computer Centers, Inc.                     24,100               747
  Hormel Foods Corp.                             38,320               746
  Astoria Financial Corp.                        13,800               737
* L-3 Communications Holdings, Inc.               9,300               734
* SCI Systems, Inc.                              40,320               734
* Oxford Health Plan                             27,190               727
  Legg Mason Inc.                                17,200               724
  Wisconsin Energy Corp.                         33,470               722
  Potomac Electric Power Co.                     30,810               720
* AmeriCredit Corp.                              22,100               717
  Expeditors International
     of Washington, Inc.                         14,200               716
  Compass Bancshares Inc.                        33,400               714
  Mercantile Bankshares Corp.                    19,290               714
* AmeriSource Health Corp.                       14,500               711
* Health Net Inc.                                33,850               698
* Westwood One, Inc.                             30,300               698
  Tidewater Inc.                                 15,430               697
* International Rectifier Corp.                  17,200               697
  Alliant Energy Corp.                           21,850               695
  Lennar Corp.                                   17,400               694
  Northeast Utilities                            39,740               691
  PepsiAmericas, Inc.                            44,010               687

17
----------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                 SHARES               (000)
----------------------------------------------------------------------------
* Sepracor Inc.                                  21,420           $   685
  Unitrin, Inc.                                  18,700               680
  Bowater Inc.                                   13,900               659
* Micrel, Inc.                                   23,500               657
* Cypress Semiconductor Corp.                    36,350               644
  MCN Energy Group Inc.                          24,970               644
  Noble Affiliates, Inc.                         15,430               644
  Beckman Coulter, Inc.                          16,440               643
  C.H. Robinson Worldwide, Inc.                  23,360               639
  Helmerich & Payne, Inc.                        13,800               639
  The Timber Co.                                 22,220               638
* Energizer Holdings, Inc.                       25,400               635
  FirstMerit Corp.                               24,300               632
  MDU Resources Group, Inc.                      17,600               629
  Tootsie Roll Industries, Inc.                  13,599               628
* CheckFree Corp.                                21,100               621
  Bergen Brunswig Corp. Class A                  37,405               621
* E*TRADE Group, Inc.                            88,055               615
  Associated Banc-Corp.                          18,480               614
* Arrow Electronics, Inc.                        27,150               614
* Chris-Craft Industries, Inc.                    9,683               612
  Hibernia Corp. Class A                         43,820               612
  Questar Corp.                                  22,310               611
  Viad Corp.                                     25,500               608
  Manpower Inc.                                  20,970               604
  Arthur J. Gallagher & Co.                      21,800               604
  Valero Energy Corp.                            16,920               601
* CSG Systems International, Inc.                14,500               597
* Vertex Pharmaceuticals, Inc.                   16,300               597
* Macrovision Corp.                              13,700               597
  Sonoco Products Co.                            27,520               592
* Apogent Technologies Inc.                      29,110               589
  National Fuel Gas Co.                          10,920               585
* Devry, Inc.                                    19,300               580
  Cabot Corp.                                    18,360               578
  Jack Henry & Associates                        24,400               578
* First Health Group Corp.                       13,170               578
  Sovereign Bancorp, Inc.                        68,060               576
* Dollar Tree Stores, Inc.                       29,875               576
* Hispanic Broadcasting Corp.                    30,100               575
  Fastenal Co.                                   10,520               573
* ChoicePoint Inc.                               16,800               568
  Energy East Corp.                              32,500               564
  NSTAR Corp.                                    14,700               563
  GATX Corp.                                     13,240               562
  ICN Pharmaceuticals, Inc.                      22,040               560
* Barr Labs Inc.                                  9,800               560
* American Eagle Outfitters, Inc.                19,300               555
  First Virginia Banks, Inc.                     12,750               553
  Martin Marietta Materials, Inc.                12,910               551
* Semtech Corp.                                  18,600               548
  Omnicare, Inc.                                 25,490               547
  Protective Life Corp.                          17,810               546
  Equitable Resources, Inc.                       7,900               545
  International Speedway Corp.                   14,700               545
  Puget Energy, Inc.                             23,730               543
  Diebold, Inc.                                  19,760               543
* Lattice Semiconductor Corp.                    29,700               540
* Outback Steakhouse                             21,210               540
* Varco International, Inc.                      26,133               540
* 3Com Corp.                                     94,100               538
  ALLETE                                         20,800               537
  Conectiv, Inc.                                 24,558               537
  Galileo International, Inc.                    24,500               537
* Trigon Healthcare, Inc.                        10,370               534
  Wilmington Trust Corp.                          8,970               530
* Ceridian Corp.                                 28,400               525
* Protein Design Labs, Inc.                      11,800               525
  True North Communications                      13,900               525
* Dun & Bradstreet Corp.                         22,200               523
  Avnet, Inc.                                    25,500               523
  DENTSPLY International Inc.                    14,280               521
* RF Micro Devices, Inc.                         44,500               520
* Hanover Compressor Co.                         16,400               520
  Belo Corp. Class A                             31,430               518
* Lear Corp.                                     17,640               517
* Acxiom Corp.                                   24,700               516
* MiniMed, Inc.                                  17,600               512
* Saks Inc.                                      39,170               509
* Grant Prideco, Inc.                            29,570               509
  City National Corp.                            13,210               507
* Catalina Marketing Corp.                       15,400               502
* Labranche & Co. Inc.                           15,500               498
  OGE Energy Corp.                               21,590               496
  Leucadia National Corp.                        15,300               492
* Entercom Communications Corp.                  12,500               491
  Herman Miller, Inc.                            21,150               489
  Reynolds & Reynolds Class A                    25,360               488
* Quantum Corp.-DLT &
     Storage Systems                             41,860               486
  Investors Financial Services Corp.              8,200               481
  IBP, Inc.                                      29,220               479
* Wind River Systems Inc.                        20,600               479
  Newport News Shipbuilding Inc.                  9,790               479
  Waddell & Reed Financial, Inc.                 16,700               473
  Precision Castparts Corp.                      14,140               467
* Gentex Corp.                                   20,200               467
  Western Resources, Inc.                        19,400               463
  The MONY Group Inc.                            13,900               461
  Lyondell Chemical Co.                          32,050               461
  Clayton Homes Inc.                             38,100               459
  Callaway Golf Co.                              20,530               456
  DQE Inc.                                       15,500               452
  Harris Corp.                                   18,200               450
* National Instruments Corp.                     13,800               450
  Dallas Semiconductor Corp.                     17,000               442
* Investment Technology
     Group, Inc.                                  8,600               440

18
----------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
MID-CAP INDEX PORTFOLIO                          SHARES             (000)
----------------------------------------------------------------------------
  American Financial Group, Inc.                 18,070          $    435
* Tech Data Corp.                                14,660               432
  Lubrizol Corp.                                 14,210               431
* Pioneer Natural Resources Co.                  27,210               427
* Barnes & Noble, Inc.                           17,860               427
  Teleflex Inc.                                  10,410               426
* Valassis Communications, Inc.                  14,600               423
* Mandalay Resort Group                          21,150               422
* Jacobs Engineering Group Inc.                   7,280               422
* Six Flags, Inc.                                21,800               422
  Ross Stores, Inc.                              22,440               421
  Kansas City Power & Light Co.                  17,080               420
  Pacific Century Financial Corp.                22,080               420
* Informix Corp.                                 77,500               419
* Marine Drilling Co., Inc.                      15,700               418
  Harte-Hanks, Inc.                              18,300               414
* Sensormatic Electronics Corp.                  21,730               413
  Montana Power Co.                              29,220               412
* Indymac Bancorp, Inc. REIT                     14,200               408
* Mohawk Industries, Inc.                        14,500               407
* Williams-Sonoma, Inc.                          15,500               407
* KEMET Corp.                                    23,800               403
  Webster Financial Corp.                        13,600               399
  IDACORP, Inc.                                  10,410               398
  Vectren Corp.                                  18,228               390
  Roslyn Bancorp, Inc.                           17,100               385
  IMC Global Inc.                                31,260               385
  CNF Inc.                                       13,230               382
  Provident Financial Group, Inc.                13,570               382
  HON Industries, Inc.                           16,380               376
  Hubbell Inc. Class B                           16,130               376
* Payless ShoeSource, Inc.                        6,026               375
  WestAmerica Bancorporation                      9,900               374
* SanDisk Corp.                                  18,300               373
* Sybase, Inc.                                   23,900               370
* Mentor Graphics Corp.                          17,920               370
  Lee Enterprises, Inc.                          12,090               368
  Houghton Mifflin Co.                            7,830               360
* Borders Group, Inc.                            21,350               359
  WGL Holdings Inc.                              12,900               357
* Suiza Foods Corp.                               7,390               355
* Apria Healthcare                               14,570               352
* Cytec Industries, Inc.                         10,980               352
* Quanta Services, Inc.                          15,500               346
  Solutia, Inc.                                  28,240               345
  Pentair, Inc.                                  13,520               344
  Crompton Corp.                                 30,655               343
* Scholastic Corp.                                9,460               341
  Valspar Corp.                                  11,800               339
* Cor Therapeutics, Inc.                         14,800               333
* The Neiman Marcus Group, Inc.
     Class A                                     10,200               333
  Hawaiian Electric Industries Inc.               8,950               331
* Nova Corp. (Georgia)                           17,790               328
  Comdisco, Inc.                                 40,980               328
* Cirrus Logic                                   21,900               327
  Donaldson Co., Inc.                            12,230               326
  Dean Foods Corp.                                9,630               326
* Emmis Communications, Inc.                     12,800               324
  AGL Resources Inc.                             14,730               323
  Dial Corp.                                     25,740               322
* Silicon Valley Bancshares                      13,600               320
* Edwards Lifesciences Corp.                     16,300               319
* Furniture Brands
     International Inc.                          13,470               319
* Swift Transportation Co., Inc.                 17,200               318
* EGL, Inc.                                      13,000               317
  Sierra Pacific Resources                       21,410               317
* TriQuint Semiconductor, Inc.                   21,300               316
* Network Associates, Inc.                       38,230               315
* Advanced Fibre
     Communications, Inc.                        22,000               315
* Storage Technology Corp.                       28,900               315
* United Rentals, Inc.                           19,100               312
  Rayonier Inc.                                   7,510               310
  Public Service Co. of
     New Mexico                                  10,660               309
  Pittston Brink's Group                         14,128               307
  Carter-Wallace, Inc.                           12,300               306
* Credence Systems Corp.                         14,900               305
  Sensient Technologies Corp.                    13,260               302
  Blyth, Inc.                                    13,100               302
  Pennzoil-Quaker State Co.                      21,460               300
  AK Steel Corp.                                 29,853               300
  Lancaster Colony Corp.                         10,270               298
* Atlas Air Worldwide
     Holdings, Inc.                              10,600               298
* Quorum Health Group, Inc.                      19,500               296
* TranSwitch Corp.                               22,500               295
  Greater Bay Bancorp                            11,700               295
* Sotheby's Holdings Class A                     16,030               294
* Plexus Corp.                                   11,400               292
  Universal Corp.                                 7,370               291
  Newport Corp.                                   9,900               290
* Legato Systems, Inc.                           23,820               287
  BorgWarner, Inc.                                7,160               287
  York International Corp.                       10,340               286
* Cabot Microelectronics Corp.                    6,462               286
  Media General, Inc. Class A                     6,200               286
  Black Hills Corp.                               6,240               285
  RPM Inc. (Ohio)                                27,920               285
* VISIX Inc.                                     16,500               283
  Cleco Corp.                                     6,150               280
  Albemarle Corp.                                12,420               279
* Polycom, Inc.                                  22,300               276
  CBRL Group, Inc.                               15,170               276
* STERIS Corp.                                   19,050               269
  Carlisle Co., Inc.                              8,230               268

19
---------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                                 SHARES              (000)
---------------------------------------------------------------------------
  Harsco Corp.                                   10,890          $    267
* Incyte Genomics, Inc.                          17,300               266
* Adtran, Inc.                                   10,800               265
* The Titan Corp.                                14,700               264
* Avocent Corp.                                  11,889               259
* Price Communications Corp.                     15,000               258
* Macromedia, Inc.                               16,000               257
  Overseas Shipholding Group Inc.                 9,310               256
* GTech Holdings Corp.                            9,260               252
  Granite Construction Co.                        7,400               251
  Olin Corp.                                     12,220               249
  Tecumseh Products Co. Class A                   5,130               248
  Ametek Aerospace Products Inc.                  8,950               247
  ArvinMeritor, Inc.                             17,965               247
  Dole Food Co.                                  15,250               245
* Keane, Inc.                                    18,680               243
* Retek Inc.                                     12,900               243
  Superior Industries
     International, Inc.                          7,000               242
* MIPS Technologies, Inc. Class B                10,500               242
  Federal Signal Corp.                           12,300               240
* Plantronics, Inc.                              13,400               238
  Claire's Stores, Inc.                          13,360               236
  Alexander & Baldwin, Inc.                      10,990               235
* Powerwave Technologies, Inc.                   17,200               234
* CommScope, Inc.                                14,000               234
  Nordson Corp.                                   8,860               230
* Flowserve Corp.                                10,220               229
  Kennametal, Inc.                                8,330               229
* Pacificare Health Systems, Inc.                 9,200               229
  Kelly Services, Inc. Class A                    9,610               227
  Church & Dwight, Inc.                          10,420               226
* Covanta Energy Corp.                           13,440               226
* Lands' End, Inc.                                7,930               218
  Kaydon Corp.                                    8,050               217
* Imation Corp.                                   9,550               214
  Interstate Bakeries Corp.                      13,690               209
* Sawtek Inc.                                    11,700               208
* Sylvan Learning Systems, Inc.                  10,100               208
  Modine Manufacturing Co.                        8,030               207
* Wisconsin Central
     Transportation Corp.                        12,660               202
* Covance, Inc.                                  15,640               201
  Dreyer's Grand Ice Cream, Inc.                  7,700               200
* Perrigo Co.                                    19,910               197
  Horace Mann Educators Corp.                    10,970               194
  Minerals Technologies, Inc.                     5,540               194
  Trinity Industries, Inc.                        9,880               193
  Ferro Corp.                                     9,390               191
* Alaska Air Group, Inc.                          7,090               182
  Wausau-Mosinee Paper Corp.                     14,000               182
  Waddell & Reed Financial,
     Inc. Class B                                 6,400               182
  USG Corp.                                      11,900               182
  Longview Fibre Co.                             13,970               182
* Ceridian Corp.                                 12,800               180
  Wallace Computer Services, Inc.                10,980               178
* NCO Group, Inc.                                 6,900               176
* Mastec Inc.                                    12,800               173
  Ruddick Corp.                                  12,610               173
* InFocus Corp.                                  10,500               172
* Korn/Ferry International                       10,200               171
  J. M. Smucker Co.                               6,520               171
  Bob Evans Farms, Inc.                           9,450               168
  Stewart & Stevenson
     Services, Inc.                               7,710               168
  Carpenter Technology Corp.                      5,940               167
  H.B. Fuller Co.                                 3,850               162
  Banta Corp.                                     6,620               160
  Rollins, Inc.                                   8,240               159
  AGCO Corp.                                     16,160               155
  Ohio Casualty Corp.                            16,400               154
* Albany International Corp.                      8,188               151
* Papa John's International, Inc.                 6,300               150
  P.H. Glatfelter Co.                            11,660               149
  Bandag, Inc.                                    5,540               148
* Dycom Industries, Inc.                         11,500               148
* J.B. Hunt Transport
     Services, Inc.                               9,390               147
* Airgas, Inc.                                   18,480               146
* UCAR International, Inc.                       12,200               142
* Structural Dynamics
     Research Corp.                               9,700               138
  Airborne, Inc.                                 13,130               133
* Gartner, Inc. Class B                          20,700               130
  Westpoint Stevens, Inc.                        13,320               120
* Modis Professional Services Inc.               25,930               119
* DSP Group Inc.                                  7,400               115
* Sequa Corp. Class A                             2,810               110
* Unifi, Inc.                                    14,570               103
  A. Schulman Inc.                                7,870                94
* The Neiman Marcus Group,
     Inc. Class B                                 3,000                91
  Lance, Inc.                                     7,830                88
* Antec Corp.                                    10,100                74
  Ryerson Tull, Inc.                              6,940                70
  NCH Corp.                                       1,460                70
* Transaction Systems
     Architects, Inc.                             9,700                69
  Lone Star Steakhouse
     & Saloon, Inc.                               6,930                64
* Sykes Enterprises, Inc.                        11,300                62
* Flowers Foods, Inc.                               940                19
* Gartner, Inc. Class A                           2,600                18
--------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $235,193)                                                 212,312
--------------------------------------------------------------------------

20

--------------------------------------------------------------------------
                                                   FACE            MARKET
                                                 AMOUNT            VALUE*
MID-CAP INDEX PORTFOLIO                           (000)             (000)
--------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.2%)(1)
--------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
  (2) 5.44%, 4/26/2001                             $100          $    100
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  5.23%, 4/2/2001                                   257               257
--------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $357)                                                         357
--------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $235,550)                                                 212,669
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------
Other Assets--Note C                                                5,318
Liabilities                                                        (5,160)
                                                                ----------
                                                                      158
                                                                ----------
--------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------
Applicable to 17,938,100 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $212,827
==========================================================================

NET ASSET VALUE PER SHARE                                          $11.86
==========================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.


--------------------------------------------------------------------------

                                                 AMOUNT               PER
                                                  (000)             SHARE
--------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------
Paid-in Capital                                $225,822            $12.59
Undistributed Net
  Investment Income                                 673               .04
Accumulated Net Realized Gains                    9,227               .51
Unrealized Depreciation--Note F
  Investment Securities                         (22,881)            (1.28)
  Futures Contracts                                 (14)               --
--------------------------------------------------------------------------
NET ASSETS                                     $212,827            $11.86
==========================================================================

21
--------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
GROWTH PORTFOLIO                                 SHARES             (000)
--------------------------------------------------------------------------
COMMON STOCKS (97.7%)
--------------------------------------------------------------------------
CONSUMER DISCRETIONARY (14.2%)
  Home Depot, Inc.                              643,300         $ 27,726
* AOL Time Warner Inc.                          537,400           21,577
* AT&T Corp.-Liberty Media
     Class A                                  1,065,000          14,910
* Amazon.com, Inc.                              906,500            9,274
* Clear Channel
     Communications, Inc.                       101,300            5,516
* Viacom Inc. Class B                            91,234            4,011
  Wal-Mart Stores, Inc.                          68,600            3,464
* Best Buy Co., Inc.                             69,300            2,492
                                                                ----------
                                                                  88,970
                                                                ----------

CONSUMER STAPLES (6.6%)
  The Coca-Cola Co.                             549,300           24,806
  CVS Corp.                                     196,600           11,499
* Safeway, Inc.                                  85,600            4,721
                                                                ----------
                                                                  41,026
                                                                ----------

ENERGY (3.5%)
* Calpine Corp.                                 235,700           12,980
  Enron Corp.                                   153,500            8,918
                                                                ----------
                                                                  21,898
                                                                ----------

FINANCIAL SERVICES (4.8%)
  Capital One Financial Corp.                   249,400           13,842
  State Street Corp.                            101,500            9,480
  Charles Schwab Corp.                          418,500            6,453
                                                                ----------
                                                                  29,775
                                                                ----------

HEALTH CARE (22.6%)
  Pfizer, Inc.                                1,274,300           52,183
  American Home
     Products Corp.                             314,700           18,489
* Amgen, Inc.                                   257,300           15,486
  Schering-Plough Corp.                         390,800           14,276
  Abbott Laboratories                           205,000            9,674
* Forest Laboratories, Inc.                     133,900            7,932
* Genzyme Corp.                                  84,300            7,615
  Eli Lilly & Co.                                95,900            7,352
* Genentech, Inc.                                85,500            4,318
  GlaxoSmithKline PLC                             82,400           4,309
                                                                ----------
                                                                 141,634
                                                                ----------

PRODUCER DURABLES (1.5%)
* Applied Materials, Inc.                       219,000            9,526


TECHNOLOGY (29.2%)
  COMMUNICATIONS TECHNOLOGY (9.0%)
* Cisco Systems, Inc.                         1,129,100           17,854
* QUALCOMM, Inc.                                154,100            8,726
* Juniper Networks, Inc.                        163,700            6,214
  Corning, Inc.                                 263,500            5,452
  Nortel Networks Corp.                         372,900            5,239
* CIENA Corp.                                    95,000            3,966
* Brocade Communications
     Systems, Inc.                              169,400            3,539
* Extreme Networks, Inc.                        198,400            3,018
* Metromedia Fiber Network, Inc.                399,800            2,191

  COMPUTER SERVICES SOFTWARE & SYSTEMS (7.3%)
* Microsoft Corp.                               255,300           13,962
* Oracle Corp.                                  893,400           13,383
* Veritas Software Corp.                        148,500            6,867
* BEA Systems, Inc.                             163,200            4,794
* Check Point Software
     Technologies Ltd.                           82,050            3,897
* Siebel Systems, Inc.                           95,900            2,608

  COMPUTER TECHNOLOGY (7.6%)
* Sun Microsystems, Inc.                      1,414,200           21,736
* EMC Corp.                                     443,700           13,045
* Network Appliance, Inc.                       456,600            7,677
* Palm, Inc.                                    624,900            5,253

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (3.6%)
* Analog Devices, Inc.                          162,000            5,871
* Broadcom Corp.                                173,000            5,000
* Xilinx, Inc.                                   96,500            3,390
* Maxim Integrated Products, Inc.                80,700            3,356
* Applied Micro Circuits Corp.                  181,800            3,000
  Linear Technology Corp.                        29,100            1,195
* LSI Logic Corp.                                34,000              535
  Intel Corp.                                    10,000              263

  ELECTRONICS--TECHNOLOGY (1.1%)
* Solectron Corp.                               379,300            7,210

  SCIENTIFIC EQUIPMENT & Supplies (0.6%)
  Applera Corp-Applied
     Biosystems Group                           127,300            3,533
                                                                ----------
                                                                 182,774
                                                                ----------

UTILITIES (4.2%)
* Comcast Corp. Special Class A                 379,800           15,928
  Vodafone Group PLC ADR                        193,100            5,243
* Sprint PCS                                    269,700            5,124
                                                                ----------
                                                                  26,295
                                                                ----------

OTHER (11.1%)
  General Electric Co.                        1,130,300           47,314
  Tyco International Ltd.                       509,000           22,004
                                                                ----------
                                                                  69,318
                                                                ----------
--------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $918,469)                                                611,216
--------------------------------------------------------------------------

22

--------------------------------------------------------------------------
                                                   FACE           MARKET
                                                 AMOUNT           VALUE*
GROWTH PORTFOLIO                                  (000)            (000)
--------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.6%)
--------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.23%, 4/2/2001
  (COST $16,575)                                $16,575         $ 16,575
--------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (COST $935,044)                                                627,791
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------
Other Assets--Note C                                               5,272
Liabilities                                                       (7,351)
                                                                ----------
                                                                  (2,079)
                                                                ----------
--------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------
Applicable to 43,161,133 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                     $625,712
==========================================================================

NET ASSET VALUE PER SHARE                                          $14.50
==========================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.



--------------------------------------------------------------------------

                                                 AMOUNT              PER
                                                  (000)            SHARE
--------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------
Paid-in Capital                                $914,853           $21.19
Overdistributed Net
  Investment Income                                (319)              --
Accumulated Net Realized Gains                   18,431              .43
Unrealized Depreciation--Note F                (307,253)           (7.12)
--------------------------------------------------------------------------
NET ASSETS                                     $625,712           $14.50
==========================================================================

23

--------------------------------------------------------------------------
                                                                  MARKET
SMALL COMPANY                                                     VALUE*
GROWTH PORTFOLIO                                 SHARES            (000)
--------------------------------------------------------------------------
COMMON STOCKS (89.7%)(1)
--------------------------------------------------------------------------
AUTO & Transportation (4.4%)
* Heartland Express, Inc.                       204,850         $  5,172
  Oshkosh Truck Corp.                            78,500            2,787
  C.H. Robinson Worldwide, Inc.                  94,800            2,595
  Werner Enterprises, Inc.                      118,500            2,029
* Swift Transportation Co., Inc.                107,000            1,980
  Tidewater Inc.                                 35,500            1,605
  Polaris Industries, Inc.                       30,000            1,356
* RailAmerica, Inc.                              25,000              250
  Skywest, Inc.                                   4,500              105
  Wabash National Corp.                          10,000              103
* Landstar System                                 1,000               68
* Frontier Airlines, Inc.                         5,100               62
* AirTran Holdings, Inc.                          5,900               46
* Forward Air Corp.                               1,400               46
                                                                ----------
                                                                  18,204
                                                                ----------

CONSUMER DISCRETIONARY (19.0%)
* Insight Communications
     Co., Inc.                                  200,000            5,300
* Bally Total Fitness
     Holding Corp.                              153,700            4,526
  Wolverine World Wide, Inc.                    255,900            3,731
  Phillips-Van Heusen Corp.                     237,500            3,582
* The Corporate Executive
     Board Co.                                  108,500            3,275
* Genesco, Inc.                                 118,500            3,247
* Gildan Activewear Inc.                        168,000            3,049
* Shuffle Master, Inc.                          115,000            2,897
* Guitar Center, Inc.                           161,200            2,841
* Quiksilver, Inc.                              106,300            2,822
  Callaway Golf Co.                             124,700            2,770
* Too Inc.                                      147,000            2,755
  Regis Corp.                                   179,000            2,618
* PETsMART, Inc.                                650,900            2,604
* Nautica Enterprises, Inc.                     134,000            2,404
* Key3Media Group, Inc.                         170,000            2,023
* Value Vision International, Inc.
     Class A                                    132,200            1,843
*(3)Coach, Inc.                                  59,200            1,711
* Prosoft Training.com                          193,000            1,520
* Rent-A-Center, Inc.                            27,600            1,268
  Dover Downs
     Entertainment, Inc.                        100,000            1,250
* Metro One
     Telecommunications, Inc.                    36,000            1,179
* Management Network
     Group Inc.                                 196,000              992
* Tuesday Morning Corp.                          95,000              926
  CBRL Group, Inc.                               49,300              897
  Intrawest Corp.                                50,000              863
* SCP Pool Corp.                                 24,300              790
* Universal Electronics, Inc.                    47,000              776
* Hotel Reservations Network, Inc.               30,000              773
* Mohawk Industries, Inc.                        27,000              758
* AnnTaylor Stores Corp.                         28,000              743
* Radio One, Inc. Class D                        48,000              738
* BJ's Wholesale Club, Inc.                      15,000              718
* Panera Bread Co.                               25,000              669
* Cox Radio, Inc.                                31,000              651
* Entercom Communications Corp.                  16,000              629
* Men's Wearhouse, Inc.                          28,700              619
* Emmis Communications, Inc.                     23,000              582
* Wink Communications, Inc.                     112,500              563
* United Natural Foods, Inc.                     39,300              553
* MTR Gaming Group Inc.                         100,000              525
* Williams-Sonoma, Inc.                          20,000              525
* Pacific Sunwear of California                  18,000              495
  Ross Stores, Inc.                              23,000              431
* Entravision Communications Corp.               38,000              376
* On Command Corp.                               25,000              156
  Pier 1 Imports Inc.                            11,300              147
* CEC Entertainment Inc.                          2,900              129
  Ruby Tuesday, Inc.                              6,100              120
* Education Management Corp.                      3,600              117
* Timberland Co.                                  2,100              107
* Jack in the Box Inc.                            3,500              105
* THQ Inc.                                        2,700              103
* Abercrombie & Fitch Co.                         3,000               98
* Career Education Corp.                          1,900               95
* Hot Topic, Inc.                                 3,400               95
  Tupperware Corp.                                3,800               91
* Direct Focus, Inc.                              3,600               90
* Copart, Inc.                                    4,400               90
* Chico's Fas, Inc.                               2,700               89
* Corinthian Colleges, Inc.                       2,100               84
* Michaels Stores, Inc.                           2,800               84
* ADVO, Inc.                                      2,200               81
* WMS Industries, Inc.                            4,100               74
* Waste Connections, Inc.                         2,400               69
* Aztar Corp.                                     6,400               68
* On Assignment, Inc.                             3,200               67
* Skechers U.S.A., Inc.                           2,800               67
* The Children's Place
     Retail Stores, Inc.                          2,700               65
* Insight Enterprises, Inc.                       3,100               65
* Tetra Tech, Inc.                                3,200               65
* R.H. Donnelley Corp.                            2,200               64
* Oakley, Inc.                                    3,600               64
* Rare Hospitality International Inc.             2,500               62
* 99 Cents Only Stores                            2,700               62
* InterTan, Inc.                                  4,800               61
* Argosy Gaming Co.                               2,300               60
* Administaff, Inc.                               3,100               56
* Factory 2-U Stores Inc.                         2,000               55
* Sonic Corp.                                     2,150               54

24

--------------------------------------------------------------------------
                                                                  MARKET
SMALL COMPANY                                                     VALUE*
GROWTH PORTFOLIO                                 SHARES            (000)
--------------------------------------------------------------------------
* Tweeter Home Entertainment
     Group, Inc.                                  2,800         $     54
* Stein Mart, Inc.                                4,600               50
* Columbia Sportswear Co.                         1,100               50
* Cost Plus, Inc.                                 2,100               48
* Navigant Consulting, Inc.                       7,100               47
* Learning Tree International, Inc.               2,200               46
* Heidrick & Struggles
      International, Inc.                         1,600               46
* PRIMEDIA Inc.                                   7,022               44
* Travelocity.com Inc.                            3,000               44
* Martha Stewart Living
     Omnimedia, Inc.                              2,400               43
* P.F. Chang's China Bistro, Inc.                 1,200               42
* Dendrite International, Inc.                    3,000               42
* O'Reilly Automotive, Inc.                       2,000               40
* Professional Detailing, Inc.                      600               37
* kforce.com, Inc.                                6,700               36
* Kenneth Cole Productions, Inc.                  1,400               35
* Isle of Capri Casinos, Inc.                     3,100               33
* StarMedia Network, Inc.                        11,000               33
* Fossil, Inc.                                    1,900               33
* GoTo.com, Inc.                                  3,600               28
  Penton Media, Inc. Class A                      1,900               28
  Lee Enterprises, Inc.                             900               27
* DiamondCluster International, Inc.              3,100               27
* Lightbridge, Inc.                               2,300               26
* MemberWorks, Inc.                               1,100               26
* Concord Camera Corp.                            3,600               25
* Brightpoint, Inc.                               9,400               23
* Advantage Learning Systems, Inc.                  800               23
* CoStar Group, Inc.                              1,200               23
* Sirius Satellite Radio, Inc.                    1,800               22
* ACTV, Inc.                                      4,300               18
* Rare Medium Group, Inc.                         9,700               17
* American Eagle Outfitters, Inc.                   600               17
* American Classic Voyager Co.                    1,200               15
* Penn National Gaming, Inc.                      1,100               14
* Jupiter Media Metrix, Inc.                      4,200               14
* Group 1 Automotive, Inc.                        1,000               13
  Spiegel, Inc. Class A                           1,600               11
* SITEL Corp.                                     4,100               11
* Interliant Inc.                                 7,500               10
* HotJobs.com Ltd.                                1,900               10
  Oshkosh B' Gosh, Inc. Class A                     400               10
* Netcentives Inc.                                4,900                5
* 24/7 Media, Inc.                                9,200                3
                                                                ----------
                                                                  79,015
                                                                ----------
CONSUMER STAPLES (1.2%)
  Fleming Cos., Inc.                            199,000            5,065
  Church & Dwight, Inc.                           2,600               57
* NBTY, Inc.                                      3,000               26
                                                                ----------
                                                                   5,148
                                                                ----------
ENERGY (3.9%)
* Unit Corp.                                    179,400            2,969
* Hanover Compressor Co.                         80,800            2,561
  St. Mary Land & Exploration Co.               103,100            2,397
* Chieftain International, Inc.                  72,000            2,009
* Core Laboratories N.V.                         94,000            1,764
  Carbo Ceramics Inc.                            25,000              844
* Marine Drilling Co., Inc.                      20,500              546
* Veritas DGC Inc.                               15,000              479
* Barrett Resources Corp.                         3,100              186
* Key Energy Services, Inc.                      16,900              181
* Patterson Energy, Inc.                          5,300              168
  Cross Timbers Oil Co.                           5,800              144
* Grey Wolf, Inc.                                22,000              143
  Pogo Producing Co.                              4,300              127
* Chesapeake Energy Corp.                        13,200              117
* UTI Energy Corp.                                3,700              112
  Vintage Petroleum, Inc.                         5,000              102
* Stone Energy Corp.                              2,051              101
  CONSOL Energy, Inc.                             2,900              100
* Louis Dreyfus Natural Gas Corp.                 2,700              100
* Swift Energy Co.                                2,700               87
* HS Resources Inc.                               1,900               86
  Cabot Oil & Gas Corp. Class A                   2,700               73
* Tom Brown, Inc.                                 2,100               69
* Forest Oil Corp.                                1,950               58
* Comstock Resources, Inc.                        4,900               55
* Newpark Resources, Inc.                         5,400               49
* Houston Exploration Co.                         1,600               48
* Spinnaker Exploration Co.                       1,100               48
* Prima Energy Corp.                              1,500               45
* Superior Energy Services, Inc.                  3,500               38
* Evergreen Resources, Inc.                       1,000               38
* Plains Resources                                1,700               36
* Horizon Offshore, Inc.                          1,400               35
* Key Production Company, Inc.                    1,700               35
  Mitchell Energy & Development
     Corp. Class A                                  500               26
* Seitel, Inc.                                    1,300               24
* The Meridian Resource Corp.                     3,300               24
                                                                ----------
                                                                  16,024
                                                                ----------
FINANCIAL SERVICES (12.7%)
  Equity Residential Properties
     Trust REIT                                 179,500            9,339
  Sun Communities, Inc. REIT                    210,200            6,937
  Regency Centers Corp.                         250,000            6,250
  Jefferies Group, Inc.                         173,000            4,991
  Manufactured Home
     Communities, Inc. REIT                     169,300            4,571
* Concord EFS, Inc.                              91,461            3,698
  Federal Realty Investment
     Trust REIT                                 162,000            3,169
* Investment Technology
     Group, Inc.                                 60,587            3,102

25

--------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
                                                 SHARES            (000)
--------------------------------------------------------------------------
  Prentiss Properties Trust REIT                 95,100         $  2,344
  Saul Centers, Inc. REIT                       124,900            2,286
  Legg Mason Inc.                                44,500            1,873
  Fidelity National Financial, Inc.              56,300            1,507
* The InterCept Group, Inc.                      37,700              966
* AmeriCredit Corp.                               6,900              224
  Investors Financial Services Corp.              2,900              170
  Arthur J. Gallagher & Co.                       4,400              122
* Barra, Inc.                                     1,950              105
* NextCard, Inc.                                  8,100               84
  Greater Bay Bancorp                             3,200               81
  New York Community
     Bancorp, Inc.                                2,400               70
  Metris Cos., Inc.                               2,800               58
  First American Corp.                            2,200               57
* Kronos, Inc.                                    1,700               53
  FactSet Research Systems Inc.                   1,700               51
* BlackRock, Inc.                                 1,200               43
  Doral Financial Corp.                           1,400               42
  Hilb, Rogal and Hamilton Co.                    1,200               42
* Multex.com Inc.                                 2,400               37
  John H. Harland Co.                             2,000               37
* Labranche & Co. Inc.                            1,100               35
* Carreker Corp.                                  1,800               34
  LandAmerica Financial Group, Inc.                 800               28
  Sterling Bancshares, Inc.                       1,400               25
  Trustco Bank                                    1,900               24
* Southwest Bancorporation
     of Texas, Inc.                                 700               22
  GBC Bancorp                                       700               20
* Digital Insight Corp.                           1,100               13
  Tucker Anthony Sutro Corp.                        700               13
  First Source Corp.                                600               11
* Harbor Global Company Ltd.                        260                2
                                                                ----------
                                                                  52,536
                                                                ----------

HEALTH CARE (25.2%)
  BIOTECH RESEARCH & Production (5.2%)
* BioChem Pharma Inc.                           147,000            4,465
* Chiron Corp.                                  100,000            4,387
* Cubist Pharmaceuticals, Inc.                  111,000            2,719
* Cell Genesys, Inc.                            152,850            2,178
* Human Genome Sciences, Inc.                    39,400            1,812
* Deltagen, Inc.                                275,000            1,581
* Lexicon Genetics Inc.                         200,000            1,313
* Millennium Pharmaceuticals, Inc.               34,528            1,052
* Applera Corp.-Celera
     Genomics Group                              30,900              953
* OSI Pharmaceuticals, Inc.                      17,800              705
* Myriad Genetics, Inc.                           2,500              101
* Albany Molecular Research, Inc.                 2,600               91
* NPS Pharmaceuticals Inc.                        3,400               71
* Enzon, Inc.                                     1,400               66
* Aviron                                          1,400               58
* Cell Therapeutics, Inc.                         3,200               57
* Immunomedics Inc.                               5,000               48
* Transkaryotic Therapies, Inc.                   2,200               39
* Trimeris, Inc.                                  1,300               39
* Corixa Corp.                                    4,108               33
* Martek Biosciences Corp.                        2,100               33
* Advanced Tissue Sciences Inc.                   4,200               16

  DRUGS & Pharmaceuticals (7.6%)
* Genzyme Corp.                                  95,500            8,627
* Regeneron Pharmaceuticals, Inc.               167,000            3,705
*(3) SkyePharma PLC ADR                         300,000            3,375
* Vertex Pharmaceuticals, Inc.                   89,500            3,278
* Axcan Pharma Inc.                             300,000            2,812
* ImmunoGen, Inc.                               188,100            2,516
* Tularik, Inc.                                  92,100            1,750
* Abgenix, Inc.                                  67,200            1,592
* Medarex, Inc.                                  94,000            1,569
* ISIS Pharmaceuticals, Inc.                    120,000            1,110
* AmeriSource Health Corp.                        6,400              314
* Barr Labs Inc.                                  2,000              114
* Priority Healthcare Corp. Class B               2,300               87
* Noven Pharmaceuticals, Inc.                     2,600               74
* Medicis Pharmaceutical Corp.                    1,500               67
  Bergen Brunswig Corp. Class A                   3,700               61
* Inhale Therapeutic Systems                      2,600               56
* Vical, Inc.                                     4,300               41
* Sicor, Inc.                                     2,900               40
* Sciclone Pharmaceuticals                        8,800               37
* United Therapeutics Corp.                       2,100               37
* Sangstat Medical Corp.                          3,300               29
* Triangle Pharmaceuticals, Inc.                  5,000               29
* Biopure Corp.                                   2,100               28
* Alliance Pharmaceutical Corp.                   8,300               27
* NeoRx Corp.                                     5,900               25
* Miravant Medical Technology                     2,700               22
* Emisphere Technologies, Inc.                    1,500               21
* Pharmacyclics, Inc.                               900               20
*   Kos Pharmaceuticals, Inc.                     1,000               18

  ELECTRONICS--MEDICAL SYSTEMS (1.1%)
* Aspect Medical Systems, Inc.                  200,000            2,325
* Affymetrix, Inc.                               69,500            1,933
* I-STAT Corp.                                    2,500               50
* Varian Medical Systems, Inc.                      700               43
* Imatron, Inc.                                  19,500               37
* Sunrise Technologies
     International, Inc.                         14,000               26

  HEALTH & PERSONAL CARE (0.7%)
* Syncor International Corp.                     74,600            2,406
* Province Healthcare Co.                         5,400              164
* Impath, Inc.                                    3,000              139
  Omnicare, Inc.                                  5,700              122
* Accredo Health, Inc.                            2,500               82

26

--------------------------------------------------------------------------
                                                                  MARKET
SMALL COMPANY                                                     VALUE*
GROWTH PORTFOLIO                                 SHARES            (000)
--------------------------------------------------------------------------
  HEALTH CARE FACILITIES (1.1%)
* Beverly Enterprises, Inc.                     493,500         $  3,948
* Laboratory Corp. of
     America Holdings                             1,800              216
* LifePoint Hospitals, Inc.                       5,000              179
* Triad Hospitals, Inc.                           4,200              119
* Pharmaceutical Product
     Development, Inc.                            2,500              105
* Sunrise Assisted Living, Inc.                   4,200               83
* DaVita, Inc.                                    4,700               80

  HEALTH CARE MANGEMENT SERVICES (1.4%)
* Mid Atlantic Medical
      Services, Inc.                            250,600            5,087
* AdvancePCS                                      2,700              146
* Caremark Rx, Inc.                               9,000              117
* Orthodontic Centers of
     America, Inc.                                5,600              115
* Cerner Corp.                                    2,800               96
* Health Net Inc.                                 3,800               78
* Humana, Inc.                                    5,400               57
* AmeriPath, Inc.                                 1,600               33
* Rightchoice Managed Care, Inc.                    600               20
* Allscripts Healthcare Solutions, Inc            3,500               18

  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (7.5%)
  DENTSPLY International Inc.                   230,000            8,395
* Henry Schein, Inc.                            160,000            5,880
  Arrow International, Inc.                     127,000            4,794
  Bausch & Lomb, Inc.                           105,000            4,794
  Mentor Corp.                                  139,000            3,128
* Sybron Dental Specialties, Inc.                63,000            1,323
* Aradigm Corp.                                 200,000            1,150
* Cardiac Science, Inc.                         300,000              956
* Varian, Inc.                                    3,900              100
* Respironics, Inc.                               3,100               95
  Cooper Cos., Inc.                               1,800               85
* ResMed Inc.                                     2,100               85
* Biosite Diagnostics, Inc.                       1,500               56
* Novoste Corp.                                   3,100               54
* PolyMedica Corp.                                1,800               41
* Cygnus Inc.                                     3,900               29
* Molecular Devices Corp.                           500               23
* Vasomedical, Inc.                               5,800               22
* Closure Medical Corp.                           1,200               20
* ATS Medical, Inc.                               1,600               15
* Thoratec Corp.                                  1,300               11

  MEDICAL SERVICES (0.6%)
* Coventry Health Care Inc.                     154,000            2,551
* Rehabcare Corp.                                 2,100               87
                                                                ----------
                                                                 104,816
                                                                ----------

MATERIALS & Processing (1.3%)
* Ag Services of America, Inc.                  200,000            2,910
  Valmont Industries, Inc.                       99,600            1,687
* Shaw Group, Inc.                                4,000              187
* Lone Star Technologies, Inc.                    2,700              115
  Precision Castparts Corp.                       3,300              109
  Delta & Pine Land Co.                           4,400              106
* Fairfield Communities, Inc.                     3,800               61
* Freeport-McMoRan Copper
     & Gold Inc. Class B                          4,100               53
* Maverick Tube Corp.                             2,200               45
* Insituform Technologies Class A                 1,300               42
* Dal-Tile International Inc.                     2,700               41
* Stillwater Mining Co.                           1,100               30
* Valence Technology                              6,300               29
* W.R. Grace & Co.                                7,400               17
* Trex Co., Inc.                                    500               16
* CB Richard Ellis Services, Inc.                   700               10
                                                                ----------
                                                                   5,458
                                                                ----------

PRODUCER DURABLES (7.9%)
* Mettler-Toledo International Inc.             213,100            8,771
  Clayton Homes Inc.                            495,500            5,971
* Palm Harbor Homes, Inc.                       243,953            3,705
* Varian Semiconductor
     Equipment Associates, Inc.                  84,900            2,711
  Lindsay Manufacturing Co.                      90,750            1,679
* Plantronics, Inc.                              92,900            1,651
  United Dominion Industries Ltd.                74,300            1,560
* Polycom, Inc.                                 117,400            1,453
* SpectraLink Corp.                              93,800              909
* Zygo Corp.                                     38,000              720
* Presstek, Inc                                  65,200              709
* Metawave
     Communications Corp.                       100,500              622
* NVR, Inc.                                       1,300              212
  Lennar Corp.                                    2,600              104
  Newport News Shipbuilding Inc.                  1,800               88
* Ultratech Stepper, Inc.                         3,300               81
* Silicon Valley Group, Inc.                      2,900               80
  Standard Pacific Corp.                          3,700               78
  C & D Technology Inc.                           2,800               77
* Electro Scientific Industries, Inc.             2,700               76
  D. R. Horton, Inc.                              3,441               73
  Helix Technology Corp.                          3,000               70
* Kulicke & Soffa Industries, Inc.                5,000               68
  Technitrol, Inc.                                2,600               65
* Kent Electronics Corp.                          3,300               59
* Teledyne Technologies, Inc.                     3,800               53
* Symmetricom Inc.                                4,400               53
* Photronics Labs Inc.                            2,100               52
* Tollgrade Communications, Inc.                  2,000               52
* Mattson Technology, Inc.                        3,300               50
  Graco, Inc.                                     1,650               46

27
--------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
                                                 SHARES            (000)
--------------------------------------------------------------------------
  General Cable Corp.                             4,200         $     46
* Cymer, Inc.                                     2,100               45
* Alliant Techsystems, Inc.                         500               44
* Brooks Automation, Inc.                         1,100               44
* FEI Co.                                         1,900               42
* Electroglas, Inc.                               2,500               41
* LTX Corp.                                       2,200               41
* FSI International, Inc.                         4,600               38
* Asyst Technologies, Inc.                        2,800               36
* PRI Automation, Inc.                            2,100               36
* Ibis Technology Corp.                           1,200               33
* Vicor Corp.                                     1,500               31
* Semitool, Inc.                                  3,300               30
  CTS Corp.                                       1,200               25
* Scott Technologies, Inc.                        1,100               24
* Rudolph Technologies, Inc.                        700               24
* Artesyn Technologies, Inc.                      2,000               22
* DuPont Photomasks, Inc.                           500               22
* Robotic Vision Systems, Inc.                    7,400               18
* Nanometrics Inc.                                  900               14
* Com21, Inc.                                     7,200               14
* Tut Systems, Inc.                               3,800               12
* Somera Communications, Inc.                     2,300               10
                                                                ----------
                                                                  32,590
                                                                ----------

TECHNOLOGY (13.5%)
* Acxiom Corp.                                  191,000            3,987
* Verity, Inc.                                  165,600            3,757
* Moldflow Corp.                                175,000            3,287
* AremisSoft Corp.                              218,800            2,844
* Avant! Corp.                                  160,000            2,760
* Caminus Corp.                                 135,000            2,759
* Hutchinson Technology, Inc.                   181,000            2,704
* Western Digital Corp.                         515,400            2,453
* Quantum Corp.-Hard Disk Drive                 198,500            2,096
*(3)Maxtor Corp.                                290,800            2,036
* MetaSolv, Inc.                                137,000            1,935
* SonicWALL, Inc.                               155,000            1,889
* Trimble Navigation Ltd.                        92,600            1,754
* Sipex Corp.                                   144,000            1,346
* SeaChange International, Inc.                  98,000            1,317
* Oak Technology, Inc.                          216,900            1,281
* BSQUARE Corp.                                 112,800            1,248
* Optimal Robotics Corp.                         46,000            1,199
* FLIR Systems, Inc.                            120,000              979
* DMC Stratex Networks, Inc.                    114,000              946
* Cambridge Technology Partners                 250,000              937
* Liberate Technologies, Inc.                   110,000              914
* OpenTV Corp. Class A                           90,000              855
* MatrixOne, Inc.                                50,000              853
* Maxwell Technologies, Inc.                     42,600              820
* Microtune, Inc.                               100,000              781
* Digitas Inc.                                  129,000              605
* ITXC Corp.                                    100,000              572
* DRS Technologies, Inc.                         35,000              551
* internet.com Corp.                            147,500              535
* Packeteer, Inc.                               137,000              415
* Adtran, Inc.                                   15,000              368
* Transaction Systems
   Architects, Inc.                              50,000              358
*(3) Diversinet Corp.                           223,000              334
* StorageNetworks, Inc.                          29,000              319
* Netro Corp.                                    46,000              230
*(3) Styleclick, Inc.                           199,500              212
* iVillage Inc.                                 327,500              164
* Mentor Graphics Corp.                           7,700              159
* Iomega Corp.                                   32,400              119
* Mercury Computer
   Systems, Inc.                                  2,500               96
* Exar Corp.                                      4,900               96
* Aeroflex, Inc.                                  9,100               94
* Marimba, Inc.                                  25,000               84
* Aspen Technologies, Inc.                        3,300               79
* Manugistics Group, Inc.                         4,200               77
* Black Box Corp.                                 1,700               76
* Actuate Software Corp.                          7,800               75
* Great Plains Software, Inc.                     1,200               74
* FileNet Corp.                                   4,700               74
* HNC Software, Inc.                              3,900               68
* Plexus Corp.                                    2,500               64
* Interwoven, Inc.                                6,300               63
* Documentum, Inc.                                5,600               62
* Sybase, Inc.                                    4,000               62
* NetSpeak Corp.                                 69,500               61
* Remedy Corp.                                    3,000               58
* Actel Corp.                                     2,800               57
* Cirrus Logic                                    3,800               57
* IntraNet Solutions, Inc.                        2,300               55
* Littelfuse, Inc.                                2,200               55
* Interact Commerce Corp.                         4,600               54
* Netegrity, Inc.                                 2,200               54
* InFocus Corp.                                   3,000               49
* Benchmark Electronics, Inc.                     2,500               49
* Cognizant Technology
   Solutions Corp.                                1,600               48
* InterVoice-Brite, Inc.                          5,900               48
* Secure Computing Corp.                          5,000               48
* Integrated Silicon Solution, Inc.               3,700               48
* Radiant Systems, Inc.                           3,400               47
* Zebra Technologies Corp.
   Class A                                        1,200               46
* Forrester Research, Inc.                        1,900               45
* Microsemi Corp.                                 1,600               45
* Mapinfo Corp.                                   2,400               43
* Anaren Microwave, Inc.                          3,400               43
* Remec, Inc.                                     4,300               43
* Alliance Semiconductor Corp.                    3,500               41

28
--------------------------------------------------------------------------
                                                                MARKET
SMALL COMPANY                                                   VALUE*
GROWTH PORTFOLIO                                 SHARES          (000)
--------------------------------------------------------------------------
*  ANADIGICS, Inc.                                3,100       $     41
*  Coherent, Inc.                                 1,100             39
*  Elantec Semiconductor, Inc.                    1,400             37
*  IDX Systems Corp.                              2,000             36
*  ONYX Software Corp.                            4,400             35
*  Natural Microsystems Corp.                     3,900             35
*  Three-Five Systems, Inc.                       2,700             33
*  Adept Technology, Inc.                         2,300             32
*  DDi Corp.                                      1,900             32
*  ESS Technology, Inc.                           5,000             29
*  Digital River, Inc.                            5,800             28
*  Datastream Systems, Inc.                       2,800             27
*  Proxim, Inc.                                   2,700             27
*  Informatica Corp.                              1,900             25
*  WebTrends Corp.                                2,700             24
*  ZixIt Corp.                                    3,400             24
*  Zomax Inc.                                     4,700             24
*  ACT Manufacturing, Inc.                        2,200             24
*  Pericom Semiconductor Corp.                    1,900             24
*  JDA Software Group, Inc.                       2,000             23
*  eSPEED, Inc.                                   1,100             22
*  msci, Inc.                                     1,400             21
*  NetIQ Corp.                                    1,100             21
*  International FiberCom, Inc.                   5,300             21
*  Sanchez Computer
     Associates, Inc.                             2,700             20
*  SERENA Software, Inc.                          2,200             20
*  Glenayre Technologies, Inc.                    9,200             20
*  Convera Corp.                                  2,200             19
   Keithley Instruments Inc.                      1,200             19
*  Pinnacle Systems, Inc.                         2,100             18
*  II-VI, Inc.                                    1,400             18
*  Intrusion.com, Inc.                            4,300             17
*  Rainbow Technologies, Inc.                     3,400             17
*  Retek Inc.                                       900             17
*  Cyberoptics Corp.                              1,600             17
   Inter-Tel, Inc.                                1,600             16
*  PurchasePro.com, Inc.                          2,200             16
*  Supertex, Inc.                                 1,300             16
*  eXcelon Corp.                                  7,200             15
*  MicroStrategy Inc.                             5,200             15
*  Viant Corp.                                    6,100             15
*  Celeritek, Inc.                                1,200             15
*  P-Com, Inc.                                   11,900             15
*  MEMC Electronic Materials, Inc.                2,200             15
*  Manhattan Associates, Inc.                       900             14
*  Viewpoint Corp.                                3,100             14
*  AXT, Inc.                                        900             13
*  Brio Technology, Inc.                          2,000             12
*  Macromedia, Inc.                                 660             11
*  Globix Corp.                                   3,600             11
*  Juno Online Services, Inc.                     9,100             10
*  LCC International, Inc. Class A                2,000             10
*  SilverStream Software, Inc.                    1,000              9
*  eGain Communications Corp.                     3,900              9
*  iBasis, Inc.                                   2,600              8
*  Digital Island Inc.                            3,900              7
*  Vertel Corp.                                   5,100              7
*  Spectra-Physics Lasers, Inc.                     400              6
* Viasystems Group, Inc.                            900              3
                                                            -------------
                                                                56,084
                                                            -------------

UTILITIES (0.6%)
*  General Communication, Inc.                  261,000          2,349
*  Leap Wireless International, Inc.              2,300             65
*  Illuminet Holdings, Inc.                       2,600             53
*  Adelphia Business
     Solutions, Inc.                              6,000             28
*  Metricom                                       5,100             11
*  Motient Corp.                                  4,200              6
*  Teligent, Inc.                                 3,400              2
                                                            -------------
                                                                 2,514
                                                            -------------
-------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $391,000)                                             372,389
-------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.3%)(1)
-------------------------------------------------------------------------



                                                   FACE
                                                 AMOUNT
                                                  (000)
-------------------------------------------------------------------------
FEDERAL HOME LOAN BANK
  (2) 5.34%, 4/27/2001                          $ 1,500          1,495
FEDERAL NATIONAL MORTGAGE ASSN.
  (2) 5.31%, 4/16/2001                            1,000            998
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.23%, 4/2/2001                               48,321         48,321
   5.23%, 4/2/2001---Note G                       8,666          8,666
-------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $59,466)                                               59,480
-------------------------------------------------------------------------
TOTAL INVESTMENTS (104.0%)
   (COST $450,466)                                             431,869
-------------------------------------------------------------------------

 29

-------------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                                 (000)
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.0%)
-------------------------------------------------------------------------
Other Assets--Note C                                          $  2,439
Liabilities--Note G                                            (19,091)
                                                            -------------
                                                               (16,652)
-------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------
Applicable to 29,618,740 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                  $415,217
=========================================================================

NET ASSET VALUE PER SHARE                                       $14.02
=========================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 91.1% and 12.9%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Securities with an aggregate value of $2,493,000 have been segregated as initial margin for open futures contracts.
(3)All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
REIT--Real Estate Investment Trust.


-------------------------------------------------------------------------

                                                 AMOUNT            PER
                                                  (000)          SHARE
-------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------
Paid-in Capital                                $433,486         $14.63
Undistributed Net
   Investment Income                              1,641            .06
Accumulated Net Realized Losses                  (1,249)          (.04)
Unrealized Depreciation--Note F
   Investment Securities                        (18,597)          (.63)
   Futures Contracts                                (64)            --
-------------------------------------------------------------------------
NET ASSETS                                     $415,217         $14.02
=========================================================================

30

-------------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
INTERNATIONAL PORTFOLIO                          SHARES          (000)
-------------------------------------------------------------------------
COMMON STOCKS (95.2%)
-------------------------------------------------------------------------
BELGIUM (0.4%)
*  Interbrew                                     42,435       $  1,088
                                                            -------------
BRAZIL (0.3%)
   Brasil Telecom Participacoes SA ADR           17,300            677
   Embratel Participacoes SA ADR                 38,000            353
                                                            -------------
                                                                 1,030
                                                            -------------

FINLAND (0.3%)
(1)Stora Enso Oyj R Shares                       84,000            798
                                                            -------------

FRANCE (17.1%)
*  Vivendi Universal SA                         172,000         10,469
   Suez Lyonnaise des Eaux                       50,000          7,382
   Total Fina Elf                                45,500          6,174
   L'Air Liquide SA (Registered)                 42,000          5,918
   Thales Ex Thomson CSF                        115,000          4,844
(1)Sodexho Alliance SA                           68,000          3,363
   Lafarge SA                                    33,000          2,917
   Aventis                                       31,507          2,423
   Alcatel SA                                    71,500          2,165
   Accor SA                                      54,000          2,031
(1)Schneider Electric SA                         25,160          1,468
   Etablissements Economiques
     du Casino Guichard-
     Perrachon SA Pfd.                           19,000          1,139
(1)Canal Plus SA                                 32,000            109
                                                            -------------
                                                                50,402
                                                            -------------

GERMANY (5.4%)
(1)BASF AG                                      111,000          4,441
(1)Bayer AG                                      81,000          3,447
   Muenchener Rueckversicherungs-
     Gesellschaft AG (Registered)                 9,000          2,668
(1)E.on AG                                       53,000          2,518
   Dresdner Bank AG                              42,000          1,908
*  ProSieben Sat.1 Media AG                      64,800          1,117
                                                            -------------
                                                                16,099
                                                            -------------

HONG KONG (2.8%)
*  China Mobile (Hong Kong) Ltd.                612,000          2,692
   Swire Pacific Ltd. A Shares                  288,500          1,787
   Cheung Kong Holdings Ltd.                    140,000          1,468
   Henderson Land
     Development Co. Ltd.                       210,000          1,069
*  China Unicom Ltd.                            714,000            769
   Johnson Electric Holdings Ltd.               334,000            531
                                                           -------------
                                                                 8,316
                                                           -------------

IRELAND (3.2%)
*  Elan Corp. PLC ADR                           120,000          6,270
   Bank of Ireland PLC                          390,100          3,245
                                                           -------------
                                                                 9,515
                                                           -------------

ITALY (3.3%)
(1)Olivetti SpA                               2,086,684          4,003
   Assicurazioni Generali SpA                    97,000          3,070
   Banca di Roma SpA                          2,427,000          2,573
                                                           -------------
                                                                 9,646
                                                            -------------

JAPAN (12.0%)
   East Japan Railway Co.                           780          4,189
   Fuji Photo Film Co., Ltd.                    104,000          3,851
   Mabuchi Motor Co.                             39,100          3,791
   Nippon Telegraph and
     Telephone Corp.                                564          3,601
   Yamanouchi Pharmaceuticals
     Co., Ltd.                                  104,000          3,585
   Takeda Chemical Industries Ltd.               68,000          3,283
(1)Ricoh Co.                                    144,000          2,608
   Sony Corp.                                    31,000          2,202
(1)Yasuda Fire & Marine
     Insurance Co.                              225,000          1,196
   Matsushita Electric
     Industrial Co., Ltd.                        62,000          1,121
   Nippon Television Network Corp.                3,210            999
   Murata Manufacturing Co., Ltd.                11,200            930
   TDK Corp.                                     12,600            830
   Rohm Co., Ltd.                                 4,000            670
   Takefuji Corp.                                 8,500            646
   Sumitomo Electric Industries Ltd.             50,000            577
   Hirose Electric Co., Ltd.                      5,700            523
   Bridgestone Corp.                             40,000            406
   Mitsui & Co., Ltd.                            58,000            309
   Mitsubishi Corp.                              20,000            133
                                                            -------------
                                                                35,450
                                                            -------------

MEXICO (0.5%)
*  Grupo Televisa SA GDR                         20,100            672
   Fomento Economico
     Mexicano SA de Cv                          108,000            383
   Cemex SA de CV ADR                            15,000            323
*  Cemex SA ADR Warrants
     Exp. 12/13/2002                              2,344              4
                                                            -------------
                                                                 1,382
                                                            -------------

NETHERLANDS (13.2%)
   ING Groep NV                                 310,197         20,293
   Koninklijke (Royal) Philips
   Electronics NV                               234,000          6,433
   TNT Post Group NV                            176,000          3,687
   Heineken NV                                   59,000          3,093
   Buhrmann NV                                   95,000          2,452
(1)Elsevier NV                                  127,000          1,646
   Getronics NV                                 195,849            836
   Oce NV                                        33,275            435
*  United Pan-Europe
     Communications NV                           23,000            143
                                                            -------------
                                                                39,018
                                                            -------------

31

-------------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                 SHARES          (000)
-------------------------------------------------------------------------
SINGAPORE (1.3%)
   DBS Group Holdings Ltd.                      178,864        $ 1,615
   City Developments Ltd.                       367,000          1,199
   Singapore Press Holdings Ltd.                 81,138            890
                                                            -------------
                                                                 3,704
                                                            -------------

SOUTH KOREA (2.4%)
Samsung Electronics                              45,617          7,129
                                                            -------------
SPAIN (2.0%)
   Endesa SA                                    141,000          2,333
(1)Altadis SA                                   130,000          1,609
   Bankinter SA                                  43,000          1,437
   Altadis SA (France)                           38,000            475
                                                            -------------
                                                                 5,854
                                                            -------------

SWEDEN (3.1%)
   Svenska Handelsbanken
     AB A Shares                                210,000          3,022
   Assa Abloy AB                                123,000          1,669
(1)Telefonaktiebolaget LM
     Ericsson AB Class B                        290,000          1,588
(1)Skandia Forsakrings AB                       174,000          1,560
*(1)Investor AB                                 120,000          1,459
                                                            -------------
                                                                 9,298
                                                            -------------

SWITZERLAND (3.9%)
   Novartis AG (Registered)                       2,300          3,610
*  Syngenta AG                                   60,055          3,097
   Adecco SA (Bearer)                             2,500          1,315
   Compagnie Financiere
     Richemont AG                                   570          1,288
   Clariant AG                                    4,400          1,206
*  Zurich Financial Services AG                   3,000            991
                                                            -------------
                                                                11,507
                                                            -------------

TAIWAN (1.6%)
*  United Microelectronics
     Warrants Exp. 2/15/2002                    891,400          1,435
*  Taiwan Semiconductor
     Manufacturing Warrants
     Exp. 12/28/2001                            325,000            876
*  Taiwan Semiconductor
     Manufacturing Warrants
     Exp. 2/15/2002                             310,000            834
*  Taiwan Semiconductor
     Manufacturing Warrants
     Exp. 10/23/2001                            290,000            780
*  Taiwan Semiconductor
     Manufacturing Warrants
     Exp. 4/19/2001                             220,329            763
                                                            -------------
                                                                 4,688
                                                            -------------
UNITED KINGDOM (22.4%)
   Vodafone Group PLC                         2,715,000       $  7,450
   AstraZeneca Group PLC                        135,000          6,449
   Tesco PLC                                  1,729,416          6,171
   Bank of Scotland                             537,000          5,344
   Boots Co. PLC                                591,000          5,268
   Standard Chartered PLC                       397,600          4,816
   Kingfisher PLC                               633,000          4,095
   Reuters Group PLC                            242,000          2,942
   Rolls-Royce PLC                              809,917          2,516
   United Business Media PLC                    269,000          2,459
   EMI Group PLC                                360,000          2,326
   Reckitt Benckiser PLC                        174,000          2,221
   Provident Financial PLC                      167,000          1,899
   Dixons Group PLC                             474,000          1,875
   BAA PLC                                      172,000          1,522
   Scottish & Newcastle PLC                     204,350          1,508
   Electrocomponents PLC                        166,000          1,293
   IMI PLC                                      342,000          1,264
   Tomkins PLC                                  533,000          1,118
   Airtours PLC                                 203,300            803
   Smith & Nephew PLC                           182,000            794
   Bodycote International PLC                   191,000            565
*  Telewest Communications PLC                  269,560            439
   Pace Micro Technology PLC                     74,000            421
*  ARM Holdings PLC                              75,000            351
*  Kewill Systems PLC                            24,000             45
*  Autonomy Corp. PLC                             1,438             15
                                                            -------------
                                                                65,969
                                                            -------------
-------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $284,580)                                             280,893
-------------------------------------------------------------------------

                                                   FACE
                                                 AMOUNT
                                                  (000)
-------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.9%)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.23%, 4/2/2001                              $11,723         11,723
   5.23%, 4/2/2001--Note G                       23,332         23,332
-------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $35,055)                                               35,055
-------------------------------------------------------------------------
TOTAL INVESTMENTS (107.1%)
   (COST $319,635)                                             315,948
-------------------------------------------------------------------------

32

-------------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
INTERNATIONAL PORTFOLIO                                          (000)
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.1%)
-------------------------------------------------------------------------
Other Assets--Note C                                          $  3,056
Security Lending Collateral
   Payable to Brokers--Note G                                  (23,332)
Other Liabilities                                                 (606)
                                                            -------------
                                                               (20,882)
                                                            -------------
-------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------
Applicable to 22,091,901 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                  $295,066
=========================================================================

NET ASSET VALUE PER SHARE                                       $13.36
=========================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.


-------------------------------------------------------------------------

                                                 AMOUNT            PER
                                                  (000)          SHARE
-------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------
Paid-in Capital                                $285,451         $12.92
Undistributed Net
   Investment Income--Note E                        555            .03
Accumulated Net
   Realized Gains--Note E                        10,787            .49
Unrealized Appreciation
   (Depreciation)--Note F
   Investment Securities                         (3,687)          (.17)
   Foreign Currencies and
     Forward Currency Contracts                   1,960            .09
-------------------------------------------------------------------------
NET ASSETS                                     $295,066         $13.36
=========================================================================

33
-------------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
REIT INDEX PORTFOLIO                             SHARES          (000)
-------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (98.5%)
-------------------------------------------------------------------------
  Equity Office Properties
     Trust REIT                                 144,466        $ 4,045
  Equity Residential Properties
     Trust REIT                                  62,244          3,239
  Simon Property Group, Inc. REIT                82,090          2,102
  Spieker Properties, Inc. REIT                  31,100          1,706
  Public Storage, Inc. REIT                      62,246          1,634
  Boston Properties, Inc. REIT                   40,900          1,573
  ProLogis Trust REIT                            78,210          1,570
  Apartment Investment &
     Management Co. Class A REIT                 33,670          1,497
  Vornado Realty Trust REIT                      41,090          1,472
  Avalonbay Communities,
     Inc. REIT                                   31,700          1,452
  Archstone Communities
     Trust REIT                                  58,110          1,430
  Duke Realty Investments,
     Inc. REIT                                   60,278          1,395
  Kimco Realty Corp. REIT                        29,860          1,284
  Host Marriott Corp. REIT                      104,500          1,221
  Crescent Real Estate, Inc. REIT                51,100          1,160
  AMB Property Corp. REIT                        39,800            979
  Liberty Property Trust REIT                    32,200            909
  CarrAmerica Realty Corp. REIT                  31,550            900
  General Growth
     Properties Inc. REIT                        24,600            860
  Rouse Co. REIT                                 32,650            844
  Mack-Cali Realty Corp. REIT                    27,650            747
  Hospitality Properties Trust REIT              26,900            710
  Arden Realty Group, Inc. REIT                  29,950            707
  Highwood Properties, Inc. REIT                 27,510            678
  Regency Centers Corp. REIT                     26,800            670
  New Plan Excel Realty Trust REIT               41,600            666
  Franchise Finance Corp. of
     America REIT                                26,700            665
  Post Properties, Inc. REIT                     18,700            655
  BRE Properties Inc. Class A REIT               21,800            632
  Weingarten Realty Investors REIT               14,800            626
  United Dominion Realty Trust REIT              49,100            624
  Camden Property Trust REIT                     18,200            605
  First Industrial Realty Trust REIT             18,400            582
  Cousins Properties, Inc. REIT                  23,250            581
  FelCor Lodging Trust, Inc. REIT                25,200            578
  Westfield America, Inc. REIT                   34,980            568
  Reckson Associates Realty
     Corp. REIT                                  24,400            544
  HRPT Properties Trust REIT                     62,000            513
  Charles E. Smith Residential
     Realty, Inc. REIT                           10,440            475
  CenterPoint Properties Corp. REIT               9,900            462
  MeriStar Hospitality Corp. REIT                22,000            440
  Essex Property Trust, Inc. REIT                 8,900            428
  Prentiss Properties Trust REIT                 17,300            426
  Storage USA, Inc. REIT                         12,700            414
  Chateau Communities, Inc. REIT                 13,400            405
  Washington REIT                                17,100            399
  Shurgard Storage Centers, Inc.
     Class A REIT                                14,400            380
  Developers Diversified Realty
     Corp. REIT                                  25,750            379
  Cabot Industrial Trust REIT                    19,100            371
  Federal Realty Investment
     Trust REIT                                  18,500            362
  The Macerich Co. REIT                          16,300            358
  Brandywine Realty Trust REIT                   17,200            342
  Kilroy Realty Corp. REIT                       12,770            342
  Pan Pacific Retail
     Properties, Inc. REIT                       15,392            341
  Realty Income Corp. REIT                       12,800            339
  SL Green Realty Corp. REIT                     11,600            318
  Chelsea Property Group REIT                     7,500            317
  Gables Residential Trust REIT                  10,900            316
  CBL & Associates
     Properties, Inc. REIT                       11,710            311
  Summit Properties, Inc. REIT                   12,500            306
  Taubman Co. REIT                               24,700            298
  PS Business Parks, Inc. REIT                   10,900            296
  Home Properties of New York,
     Inc. REIT                                   10,200            291
  Alexandria Real Estate Equities,
     Inc. REIT                                    7,400            279
  Sun Communities, Inc. REIT                      8,200            271
  Manufactured Home
     Communities, Inc. REIT                       9,900            267
  Colonial Properties Trust REIT                  9,800            263
  Mills Corp. REIT                               11,400            238
  Glenborough Realty Trust,
     Inc. REIT                                   13,600            237
* Pinnacle Holdings Inc. REIT                    23,600            209
  Mid-America Apartment
     Communities, Inc. REIT                       8,500            191
  AMLI Residential Properties
     Trust REIT                                   8,400            187
  Koger Equity, Inc. REIT                        13,100            183
  Innkeepers USA Trust REIT                      16,200            181
  Cornerstone Realty Income
     Trust, Inc. REIT                            17,000            180
  EastGroup Properties, Inc. REIT                 7,500            177
  JDN Realty Corp. REIT                          15,300            173
  Glimcher Realty Trust REIT                     11,400            172
  Commercial Net Lease
     Realty REIT                                 14,400            170
  RFS Hotel Investors, Inc. REIT                 11,500            167
  Bedford Property Investors,
     Inc. REIT                                    8,800            165
  Capital Automotive REIT                        10,100            162
  JP Realty Inc. REIT                             7,800            152

34
-------------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
REIT INDEX PORTFOLIO                             SHARES          (000)
-------------------------------------------------------------------------
  National Golf Properties, Inc. REIT             6,100        $   151
  Town & Country Trust REIT                       7,600            145
  Sovran Self Storage, Inc. REIT                  5,700            140
  Equity Inns, Inc. REIT                         17,100            134
  Great Lakes, Inc. REIT                          7,900            134
  IRT Property Co. REIT                          14,500            133
  Pennsylvania REIT                               6,200            130
  Parkway Properties Inc. REIT                    4,500            129
  LaSalle Hotel Properties REIT                   7,900            128
  Saul Centers, Inc. REIT                         6,800            124
  Prime Group Realty Trust REIT                   7,800            109
  Lexington Corporate Properties
      Trust REIT                                  8,010            103
  Mission West Properties Inc. REIT               8,000            102
  Entertainment Properties
     Trust REIT                                   7,100            101
  Corporate Office Properties
     Trust, Inc. REIT                            10,100             96
  Kramont Realty Trust REIT                       8,700             96
  Boykin Lodging Co. REIT                         8,300             92
  Investors Real Estate Trust REIT               11,000             92
  Crown American Realty
     Trust REIT                                  12,650             85
  Mid Atlantic Realty Trust REIT                  6,600             83
  Associated Estates Realty
     Corp. REIT                                   9,400             79
  U.S. Restaurant Properties,
     Inc. REIT                                    7,200             79
  Burnham Pacific Properties,
     Inc. REIT                                   15,700             75
  Tanger Factory Outlet Centers,
     Inc. REIT                                    3,600             74
  Winston Hotels, Inc. REIT                       8,400             71
  Equity One, Inc. REIT                           5,900             62
  Captec Net Lease Realty, Inc. REIT              4,900             61
  Pacific Gulf Properties, Inc. REIT             10,200             58
  Center Trust, Inc. REIT                        13,100             51
  Reckson Associates Realty Corp.
     Class B REIT                                 1,756             41

-------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (COST $55,849)                                                58,721
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                   FACE         MARKET
                                                 AMOUNT         VALUE*
                                                  (000)          (000)
-------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.8%)
-------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.23%, 4/2/2001
  (COST $1,081)                                  $1,081        $ 1,081
-------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (COST $56,930)                                                59,802
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
-------------------------------------------------------------------------
Other Assets--Note C                                               518
Liabilities                                                       (695)
                                                               ----------
                                                                  (177)
                                                               ----------
-------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------
Applicable to 5,160,572 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                    $59,625
=========================================================================

NET ASSET VALUE PER SHARE                                       $11.55
=========================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.




-------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------
                                                 AMOUNT            PER
                                                  (000)          SHARE
-------------------------------------------------------------------------
Paid-in Capital                                 $55,025         $10.66
Undistributed Net
  Investment Income                               1,581            .30
Accumulated Net Realized Gains                      147            .03
Unrealized Appreciation--Note F                   2,872            .56
-------------------------------------------------------------------------
NET ASSETS $59,625 $11.55
=========================================================================

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

F692 052001